
                                                                   EXHIBIT 10.25










                              TRANSACTION AGREEMENT



                          DATED AS OF FEBRUARY 26, 2003



                                  BY AND AMONG



                          NOVEN PHARMACEUTICALS, INC.,



                                  SHIRE US INC.



                                       AND



                         SHIRE PHARMACEUTICALS GROUP PLC
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                                TABLE OF CONTENTS

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                                                                                                                PAGE
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ARTICLE I                  DEFINITIONS........................................................................    1

         Section 1.01.     Definitions........................................................................    1
         Section 1.02.     Other Definitions..................................................................    7

ARTICLE II                 TRANSACTIONS AND CLOSING...........................................................    8

         Section 2.01.     Closing. ..........................................................................    8
         Section 2.02.     Closing Transactions...............................................................    8
         Section 2.03.     Regulatory Approval................................................................    8
         Section 2.04.     Transaction Consideration..........................................................    9
         Section 2.05.     Milestone Payments.................................................................   10
         Section 2.06.     Limited Right of Set-Off...........................................................   10
         Section 2.07.     Determination of Annual Net Sales..................................................   10
         Section 2.08.     Assignment of Contracts and Rights; Cooperation....................................   11

ARTICLE III                PURCHASE AND SALE OF ASSETS........................................................   12

         Section 3.01.     Purchase and Sale of Purchased Assets..............................................   12
         Section 3.02.     Excluded Assets....................................................................   13

ARTICLE IV                 ASSUMPTION OF LIABILITIES..........................................................   13

         Section 4.01.     Assumption of Assumed Liabilities..................................................   13
         Section 4.02.     Excluded Liabilities...............................................................   14

ARTICLE V                  REPRESENTATIONS AND WARRANTIES.....................................................   14

         Section 5.01.     Representations and Warranties of Purchaser and Guarantor..........................   14
         Section 5.02.     Representations and Warranties of Seller...........................................   17
         Section 5.03.     Knowledge..........................................................................   20

ARTICLE VI                 COVENANTS AND AGREEMENTS OF SELLER.................................................   20

         Section 6.01.     Conduct of Business................................................................   20
         Section 6.02.     Access to Information; Cooperation After Closing Date..............................   21
         Section 6.03.     Maintenance of Insurance Policies..................................................   21

ARTICLE VII                COVENANTS AND AGREEMENTS OF PURCHASER..............................................   22

         Section 7.01.     Cooperation After Closing Date.....................................................   22
         Section 7.02.     Insurance..........................................................................   22
         Section 7.03.     Certain Intellectual Property Matters..............................................   22
         Section 7.04.     Purchaser Guaranty.................................................................   22

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
ARTICLE VIII               COVENANTS AND AGREEMENTS OF THE PARTIES............................................   23

         Section 8.01.     Confidentiality....................................................................   23
         Section 8.02.     Press Releases.....................................................................   24
         Section 8.03.     Additional Formulations and Improvements...........................................   25
         Section 8.04.     Tax Matters........................................................................   25
         Section 8.05.     Further Assurances.................................................................   25
         Section 8.06.     Certain Filings; Consents..........................................................   25
         Section 8.07.     Antitrust Laws.....................................................................   26

ARTICLE IX                 REGULATORY MATTERS.................................................................   26

         Section 9.01.     Regulatory Responsibility..........................................................   26
         Section 9.02.     Regulatory Procedures..............................................................   26

ARTICLE X                  CONDITIONS TO CLOSING..............................................................   28

         Section 10.01.    Conditions to Obligations of Each Party............................................   28
         Section 10.02.    Conditions to Obligation of Purchaser and Guarantor................................   29
         Section 10.03.    Conditions to Obligation of Seller.................................................   29
         Section 10.04.    Updated Disclosure Schedules.......................................................   29
         Section 10.05.    Effect of Waiver...................................................................   30

ARTICLE XI                 SURVIVAL; INDEMNIFICATION..........................................................   30

         Section 11.01.    Survival of Provisions.............................................................   30
         Section 11.02.    Indemnification....................................................................   30
         Section 11.03.    Certain Limitations................................................................   33

ARTICLE XII                TERMINATION........................................................................   33

         Section 12.01.    Termination........................................................................   33
         Section 12.02.    Effect of Termination..............................................................   34

ARTICLE XIII               MISCELLANEOUS......................................................................   34

         Section 13.01.    Notices. ..........................................................................   34
         Section 13.02.    Disputes...........................................................................   36
         Section 13.03.    Independent Contractors............................................................   37
         Section 13.04.    Assignment.........................................................................   37
         Section 13.05.    Binding Effect; Benefit............................................................   37
         Section 13.06.    Amendments.........................................................................   37
         Section 13.07.    No Waiver..........................................................................   38
         Section 13.08.    Counterparts.......................................................................   38
         Section 13.09.    Interpretation.....................................................................   38
         Section 13.10.    Governing Law......................................................................   38
         Section 13.11.    Unenforceability...................................................................   38
         Section 13.12.    Entire Agreement...................................................................   39
         Section 13.13.    Expenses...........................................................................   39

                                      -ii-
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
         Section 13.14.    Disclosure.........................................................................   40
         Section 13.15.    Guarantor Obligations..............................................................   40


                                LIST OF EXHIBITS

Exhibit A                  Trademarks


                               LIST OF ATTACHMENTS

Attachment I               Form of Assignment Agreement (Closing)
Attachment II              Form of Assignment Agreement (Regulatory Approval)
Attachment III             Form of License Agreement
Attachment IV              Form of Noncompetition Agreement (Purchaser)
Attachment V               Form of Noncompetition Agreement (Seller)
Attachment VI              Form of Toll Conversion and Supply Agreement
Attachment VII             Letter from Seller to the FDA
Attachment VIII            Letter from Purchaser to the FDA
Attachment IX              Press Release (Seller)
Attachment X               Press Release (Purchaser)
Attachment XI              Purchaser Guaranty




                                     -iii-
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          Confidential Materials omitted and filed separately with the
         Securities and Exchange Commission. Asterisks denote omissions.


                             TRANSACTION AGREEMENT

      This TRANSACTION AGREEMENT (together with any Schedules and Attachments hereto, this "Agreement"), is made as of this 26th day of February 2003, by and among NOVEN PHARMACEUTICALS, INC., a Delaware corporation ("Seller"), SHIRE US INC., a New Jersey corporation ("Purchaser"), and SHIRE PHARMACEUTICALS GROUP PLC, a corporation organized under the laws of England and Wales ("Guarantor").

                                   WITNESSETH:

      WHEREAS, Seller is engaged in the business of developing transdermal drug delivery systems and in connection therewith has developed the Technology and the Product;

      WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, Seller and Purchaser desire to enter into a transaction pursuant to which, among other things, (a) Seller will transfer to Purchaser certain of the assets held, owned or used by Seller in connection with the Business and assign certain liabilities and obligations associated with the Business to Purchaser,
(b) Seller and Purchaser will enter into the License Agreement pursuant to which Seller will license to Purchaser the Technology, and (c) Seller and Purchaser will enter into the Toll Conversion and Supply Agreement pursuant to which Seller will supply Purchaser with all of its requirements of the Product for sale within the Territory;

      WHEREAS, in order to induce Seller to enter into this Agreement, Guarantor is willing to join in this Agreement and guarantee the obligations of Purchaser hereunder on the terms and conditions set forth herein; and

      WHEREAS, in connection with the Contemplated Transactions, Seller and Purchaser desire to enter into certain ancillary agreements and arrangements to effect the transactions contemplated by this Agreement;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      Section 1.01. Definitions. As used herein, the following capitalized terms have the following meanings:

      "ADHD" means Attention Deficit Hyperactivity Disorder and/or Attention Deficit Disorder.

      "Affiliate" means, when used with respect to a Person, any other Person directly or indirectly controlling, controlled by or under common control with the subject Person. For
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         Securities and Exchange Commission. Asterisks denote omissions.


purposes of this Agreement, "control" means the direct or indirect ownership of over 50% of the outstanding voting securities of a Person.

      "Annual Net Sales" means, as of any calendar quarter, the gross amount invoiced by Purchaser (or any Affiliate, successor, assignee or sublicensee of Purchaser) on all sales of the Product in the Territory during the 12-month period ending on the last day of such calendar quarter, less (i) discounts actually allowed, (ii) credits actually allowed for claims, allowances or returned products, (iii) prepaid freight, and (iv) sales taxes, value added taxes, duties and other governmental charges or rebates actually paid in connection with the sale (but excluding Income Taxes) to the extent not reimbursed.

      "Antitrust Laws" means all United States federal and state, and any foreign, statutes, rules, regulations, orders, decrees, administrative and judicial doctrines, and other laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade.

      "Applicable Law" means, with respect to any Person, any domestic or foreign, federal, state or local statute, treaty, law, ordinance, rule, regulation, administrative interpretation, order, writ, injunction, judicial decision, decree or other requirement of any Governmental Authority applicable to such Person or any of such Person's respective properties, assets, officers, directors, employees, consultants or agents (in connection with such officers', directors', employees', consultants' or agents' activities on behalf of such Person).

      "Assignment Agreement (Closing)" means the Bill of Sale, Assignment and Assumption Agreement, in the form contemplated by Attachment I to this Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

      "Assignment Agreement (Regulatory Approval)" means the Bill of Sale and Assignment Agreement, in the form contemplated by Attachment II to this Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

      "Business" means the business as conducted by Seller prior to the date of this Agreement consisting of the development, manufacture, testing and clinical and non-clinical trials of the Product, and which business, upon receipt of the Regulatory Approval, shall additionally consist of marketing, advertising, promoting, distributing, selling, using and otherwise disposing of the Product.

      "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York, USA are authorized or required by law to close.

      "Closing Date" means the date of the Closing as determined pursuant to
Section 2.01.

      "Code of Federal Regulations," or "C.F.R." means the codification of the general and permanent rules published in the Federal Register by the Executive department and agencies of the United States federal government. Title 21 of the C.F.R. contains the regulations promulgated by the FDA pursuant to the FDC Act.

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         Securities and Exchange Commission. Asterisks denote omissions.


      "Confidential Information" means all secret, confidential or proprietary data, know-how and related information, including all INDs, NDAs, Regulatory Applications, Regulatory and Clinical Materials and related filings, applications and data, the content of any unpublished patent applications, operating methods and procedures, marketing, manufacturing, distribution and sales methods and systems, sales figures, pricing policies and price lists and other business information and shall include all information disclosed or accessed by the parties pursuant to the provisions this Agreement.

      "Contemplated Transactions" means the transactions contemplated by the Transaction Documents.

      "Damages" means all liabilities, demands, obligations, assessments, judgments, levies, losses, fines, penalties, damages (including compensatory damages), costs and expenses, including reasonable attorneys', accountants', investigators', and experts' fees and expenses, reasonably sustained or incurred in connection with the defense or investigation of any Proceedings (including any Proceedings to establish insurance coverage).

      "DEA" means the United States Drug Enforcement Administration and any successor agency thereto.

      "FDA" means the United States Food and Drug Administration and any successor agency thereto.

      "FDC Act" means the United States Federal Food, Drug and Cosmetic Act, 21 U.S.C. Section 301, et. seq., as amended, and the regulations promulgated thereunder, as amended from time to time.

      "GAAP" means generally accepted accounting principles in effect in the United States from time to time.

      "Governmental Authority" means any foreign, domestic, federal, territorial, state or local governmental authority, quasi-governmental authority, instrumentality, court, government or self-regulatory organization (including any national or international securities exchange and The NASDAQ Stock Market), commission, tribunal or organization or any regulatory, administrative or other agency, or any political or other subdivision, department or branch of any of the foregoing.

      "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

      "Income Taxes" means Taxes on net income or gain and franchise Taxes where the amount of such franchise Taxes is measured by reference to net income or gain.

      "IND" means an Investigational New Drug Application, as defined in the 21 C.F.R. Section 312.3.

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         Securities and Exchange Commission. Asterisks denote omissions.


      "Intellectual Property" means (i) all patents, copyrights, technology, know-how, processes, trade secrets, inventions (including inventions conceived prior to the Closing Date but not documented as of the Closing Date), proprietary data, formulae, research and development data and computer software programs, (ii) all trademarks, trade names, service marks and service names,
(iii) all registrations, applications, recordings and common-law rights relating thereto, all rights to sue at law or in equity for any infringement or other impairment thereto, including the right to receive all proceeds and damages therefrom, and all rights to obtain renewals, continuations, divisions or other extensions of legal protections pertaining thereto, and (iv) all other United States, state and foreign intellectual property.

      "License Agreement" means the License Agreement, in the form contemplated by Attachment III to this Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

      "Lien" means, with respect to any asset, any mortgage, lien, claim, pledge, charge, security interest or other encumbrance of any kind in respect of such asset.

      "Manufacturing Facility" means Seller's facility located at 11960 S.W. 144th Street, Miami, Florida 33186.

      "Material Adverse Effect" means (i) with respect to the Business, a material adverse effect on the assets, financial condition or results of operations of the Business taken as a whole, or (ii) with respect to any other Person, a material adverse effect on the assets, financial condition or results of operations of such Person and its Subsidiaries taken as a whole; provided, that the receipt by Seller of any notice, correspondence or other communication from the FDA (other than a Non-Approval Notice) and any questions or issues raised by the FDA (other than those raised in connection with the issuance of a Non-Approval Notice) shall not be deemed as having a Material Adverse Effect on the Business.

      "New Drug Application" or "NDA" means an application, including amendments and supplements thereto, filed by a Person with the FDA to obtain FDA approval of a new drug or therapy, as the context indicates, as defined in 21 C.F.R.
Section 314.3.

      "Non-Approval Notice" means the issuance of a written notice by the FDA notifying Seller that the Product NDA is not approved.

      "Noncompetition Agreement (Purchaser)" means the Noncompetition Agreement (Purchaser), in the form contemplated by Attachment IV to this Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

      "Noncompetition Agreement (Seller)" means the Noncompetition Agreement (Seller), in the form contemplated by Attachment V to this Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

      "Noven Patents" has the meaning specified in the License Agreement.

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         Securities and Exchange Commission. Asterisks denote omissions.


      "Permitted Liens" means any of the following: (i) statutory Liens or landlords', carriers', warehousemen's, mechanics', suppliers', materialmen's, or other like Liens arising in the ordinary course of business with respect to amounts not yet overdue for a period of 60 days or amounts being contested in good faith by appropriate Proceedings; (ii) rights and licenses granted to others in any Intellectual Property; (iii) Liens that have not had, and could not reasonably be expected to have, a Material Adverse Effect on the Business; and (iv) Liens disclosed in the Disclosure Schedules.

      "Person" means an individual, a corporation, a general partnership, a limited partnership, a limited liability company, a limited liability partnership, an association, a trust or any other entity or organization, including a Governmental Authority.

      "Proceedings" means governmental, judicial, administrative or adversarial proceedings (public or private), litigation, suits, arbitration, disputes, claims, causes of action or investigations.

      "Product" means the transdermal methylphenidate drug delivery system that has and is being developed, manufactured and tested by Seller, and for which there is currently pending the Product NDA.

      "Product IND" means the IND (IND File No. 54,732) submitted to the FDA by Seller on December 12, 1997, seeking approval to develop, test and perform clinical and non-clinical trials of the Product, along with any amendments, correspondence or supplements thereto and incorporated therein.

      "Product NDA" means the NDA (NDA File No. 21-514) submitted to the FDA by Seller on June 27, 2002, seeking approval to commercially market the Product for the treatment of ADHD, along with any amendments, correspondence or supplements thereto and incorporated therein.

      "Product Study" means any investigation of, or request for, clinical or non-clinical studies (including any Phase IV clinical studies) that may be requested by the FDA with respect to the Product at any time, whether prior or subsequent to Regulatory Approval of the Product.

      "Regulatory and Clinical Materials" means all documents, supporting materials and other materials relating to the Regulatory Application, any regulatory approval or other matter required to be submitted to any Regulatory Authority in relation to the Product, including IND and NDA and documents, supporting materials and other materials relating to any drug master file, investigators' brochures, clinical studies (including any Phase IV clinical studies), safety data, adverse event reports, questionnaires, consultants reports, correspondence (including correspondence with any Regulatory Authority), batch reports, protocols, specifications, quality assurance, quality control, customer queries and any responses thereto, and any compilation or evaluations thereof, and question and answer scripts.

      "Regulatory Application" means the applications submitted by Seller to the FDA seeking approval for the development, manufacture, testing, storage, transport, marketing, advertisement,

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promotion, sale, use, distribution or other disposal of the Product in all or any portion of the Territory, including the Product IND and the Product NDA.

      "Regulatory Approval" means the issuance of an approval letter (as defined in 21 C.F.R. Section 314.3) by the FDA pursuant to 21 C.F.R. 314.105 approving the Product NDA and approving the Product for manufacturing, marketing, sale, distribution and use in the United States, irrespective of any postmarketing study commitments agreed to by Seller and/or Purchaser, including the performance of one or more postmarketing Product Studies.

      "Regulatory Authority" means a Governmental Authority that has the authority over the manufacture, use, storage, import, export, clinical testing, transport, marketing, sale or distribution of the Product in all or any portion of the Territory, including the FDA.

      "Regulatory Standards" has the meaning specified in the Toll Conversion and Supply Agreement.

      "Securities Laws" means the United States Securities Act of 1933, as amended, the United States Securities Exchange Act of 1934, as amended, and any other similar law or regulation of a Governmental Authority, or any successor to any such laws or regulations, together with any rules, regulations or listing standards or agreements of any national or international securities exchange or The NASDAQ Stock Market.

      "Seller Indemnity Cap Amount" means ***.

      "Shire Ireland" means Shire Pharmaceuticals Ireland Limited, a Republic of Ireland corporation.

      "Subsidiary" as it relates to any Person, shall mean with respect to such Person, any other Person of which the specified Person, either directly or through or together with any other of its Subsidiaries, owns more than 50% of the voting power in the election of directors or their equivalents, other than as affected by events of default.

      "Technology" has the meaning specified in the License Agreement.

      "Territory" means the entire world.

      "Toll Conversion and Supply Agreement" means the Toll Conversion and Supply Agreement, in the form contemplated by Attachment VI to this Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

      "Trademark" means the registered trademark owned by Seller set forth on Exhibit A, and all variations thereof.

      "Transaction Documents" means this Agreement, the Assignment Agreement (Closing), the Assignment Agreement (Regulatory Approval), the License Agreement, the Toll Conversion and Supply Agreement, the Noncompetition Agreement (Purchaser), the Noncompetition Agreement (Seller), the Purchaser Guaranty, any agreements or documents prepared or executed

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         Securities and Exchange Commission. Asterisks denote omissions.


pursuant to the transactions contemplated by such agreements, any exhibits or attachments to any of the foregoing and any other written agreement signed by Seller and Purchaser that is expressly identified as a Transaction Document, as any of the foregoing may be amended, supplemented or otherwise modified from time to time.

      "United States Applicable Law" means any Applicable Law of any United States Governmental Authority.

      "United States Governmental Authority" means a Governmental Authority organized under the laws of the United States of America, any state thereof or the District of Columbia.

      Section 1.02. Other Definitions. Each of the following terms is defined in the section of this Agreement referenced opposite such term.

         Term                                                                             Section
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
         Agreement......................................................................  Preamble
         Assumed Liabilities............................................................  4.01
         Closing........................................................................  2.01
         Closing Payment................................................................  2.02(f)
         Contracts......................................................................  3.01(a)
         Disclosing Party...............................................................  8.01
         Excluded Assets................................................................  3.02
         Excluded Liabilities...........................................................  4.02
         Guarantor......................................................................  Preamble
         Indemnified Party..............................................................  11.02(c)
         Indemnifying Party.............................................................  11.02(c)
         Indemnity Deductible Amount....................................................  11.02(a)
         IRS............................................................................  2.04
         Milestone Payments.............................................................  2.05
         Milestones.....................................................................  2.05
         Obligations....................................................................  13.15
         Offer..........................................................................  8.03(a)
         Offered Agreement..............................................................  8.03(a)
         Offeree........................................................................  8.03(a)
         Offeror........................................................................  8.03(a)
         Purchased Assets...............................................................  3.01
         Purchaser......................................................................  Preamble
         Purchaser Indemnitees..........................................................  11.02(b)
         Receiving Party................................................................  8.01
         Regulatory Approval Payment....................................................  2.03(d)
         Second Generation Product......................................................  8.03(c)
         Seller.........................................................................  Preamble
         Seller Indemnitees.............................................................  11.02(a)
         Termination Fee................................................................  12.02
         Transaction Consideration......................................................  2.04



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
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         Voluntary Termination Date.....................................................  12.01(b)


                                   ARTICLE II
                            TRANSACTIONS AND CLOSING

      Section 2.01. Closing. Subject to the terms and conditions set forth herein, the closing (the "Closing") of the Contemplated Transactions shall take place at 10:00 a.m. at the offices of King & Spalding LLP, 1730 Pennsylvania Avenue, NW, Washington, D.C. 20006 on March 21, 2003; provided, however, that if all of the conditions to Closing set forth in Article X have not been satisfied (or waived) as of that date, the Closing shall, subject to the terms and conditions set forth herein, take place on the third Business Day following the satisfaction or waiver (by the party entitled to waive the condition) of all conditions to Closing set forth in Article X, or at such other time and place as the parties may agree. The Closing shall become effective at 12:01 a.m., Washington, D.C. time on the Closing Date.

      Section 2.02. Closing Transactions. Upon the terms and subject to the conditions set forth in this Agreement, the parties agree that at the Closing, among other things:


            (a) except as otherwise contemplated in Section 2.03(a), Seller will transfer to Purchaser the Purchased Assets and Purchaser will assume the Assumed Liabilities;

            (b) to effect the transfer of the Purchased Assets and the assumption of the Assumed Liabilities contemplated by the foregoing clause (a), Seller and Purchaser will execute and deliver the Assignment Agreement (Closing);

            (c) Seller and Shire Ireland will execute and deliver the License Agreement, and the Toll Conversion and Supply Agreement;

            (d) Seller and Purchaser will execute and deliver the Noncompetition Agreement (Purchaser) and the Noncompetition Agreement (Seller);

            (e) Purchaser will execute and deliver to and for the benefit of Seller the Purchaser Guaranty; and

            (f) Purchaser will pay and deliver to Seller US$25,000,000 in immediately available funds (the "Closing Payment"), by wire transfer to an account or accounts designated by Seller by written notice to Purchaser at least two Business Days prior to the Closing Date (or such shorter notice as Purchaser shall agree to accept); and

            (g) Seller and Purchaser will execute and deliver closing certificates and other documents, agreements and notices as are reasonably required in order to effectuate the Contemplated Transactions.

      Section 2.03. Regulatory Approval. Upon the terms and subject to the conditions set forth in this Agreement, within three days after Seller's receipt of Regulatory Approval for the


                                      -8-
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Product or, if Seller receives such Regulatory Approval prior to the Closing
Date, on the Closing Date:

            (a) Seller will transfer to Purchaser the Regulatory Application, the Regulatory and Clinical Materials and the Trademark;

            (b) to effect the transfer of the Regulatory Application, the Regulatory and Clinical Materials and the Trademark, Seller and Purchaser will execute and deliver the Assignment Agreement (Regulatory Approval);

            (c) Seller will deliver a letter to the FDA, in the form attached hereto as Attachment VII, notifying the FDA of the transfer of the Regulatory Application, to Purchaser;

            (d) Purchaser will deliver a letter to the FDA, in the form attached hereto as Attachment VIII, notifying the FDA of Purchaser's assumption of the Regulatory Application from Seller; and

            (e) Purchaser will pay and deliver to Seller US$50,000,000 (which amount is in addition to the US$25,000,000 contemplated by Section 2.02(f)) in immediately available funds (the "Regulatory Approval Payment"), by wire transfer to an account or accounts designated by Seller by written notice to Purchaser at least two Business Days prior to the date of such payment (or such shorter notice as Purchaser shall agree to accept).

      Section 2.04. Transaction Consideration. The consideration to be paid to Seller for the sale of the Purchased Assets and the license of the Technology pursuant to the License Agreement (the "Transaction Consideration"), shall, in the aggregate, consist of the following:

            (a) the Closing Payment;

            (b) the Regulatory Approval Payment;

            (c) the Milestone Payments; and

            (d) the assumption by Purchaser of the Assumed Liabilities in accordance with this Agreement.

After the Closing, the parties shall make consistent use of the allocation, fair market value and useful lives specified in Schedule 2.04 hereto for all Tax purposes and in any and all filings, declarations and reports with the Internal Revenue Service (the "IRS") in respect thereof, including the reports required to be filed under Section 1060 of the Internal Revenue Code, as amended, if applicable, it being understood that Purchaser shall prepare and deliver IRS Form 8594 to Seller within 45 days after the Closing Date if such form is required to be filed with the IRS. In any Proceeding related to the determination of any Tax, neither Purchaser nor Seller shall contend or represent that the allocation of the Transaction Consideration set forth in
Schedule 2.04 is incorrect.


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      Section 2.05. Milestone Payments. Purchaser shall pay and deliver to
Seller three payments in an aggregate amount equal to US$75,000,000 (collectively, the "Milestone Payments"), upon the achievement of certain milestones determined with reference to Purchaser's Annual Net Sales of the Product (the "Milestones"), as follows:

            (a) Purchaser shall pay and deliver to Seller US$25,000,000 in immediately available funds within 45 days after the last day of the first calendar quarter during which the Annual Net Sales of the Product become equal to or greater than US$25,000,000;

            (b) Purchaser shall pay and deliver to Seller US$25,000,000 in immediately available funds within 45 days of the last day of the first calendar quarter during which the Annual Net Sales of the Product become equal to or greater than US$50,000,000; and

            (c) Purchaser shall pay and deliver to Seller US$25,000,000 in immediately available funds within 45 days of the last day of the first calendar quarter during which the Annual Net Sales of the Product become equal to or greater than US$75,000,000;

provided, that if more than one Milestone shall be achieved in any single calendar quarter, each Milestone Payment corresponding to the achievement of such Milestones shall be paid and delivered to Seller within 45 days of the last day of such quarter in accordance with this Section 2.05.

      Section 2.06. Limited Right of Set-Off. Purchaser and Guarantor hereby covenant and agree that except as otherwise expressly provided in this Section 2.06, each payment of the Transaction Consideration provided for in this Article II shall be paid and delivered to Seller when due and payable in accordance with the provisions of this Article II, and neither Purchaser nor Guarantor shall have any right to set off against any amounts due or to become due to Seller hereunder, any amounts that may become payable to Purchaser and/or Guarantor by Seller pursuant to any provision of the Transaction Documents, any provision of Applicable Law or otherwise; provided however, that notwithstanding the foregoing, Purchaser may set off against any unpaid payment of the Transaction Consideration due and payable to Seller hereunder any amounts due and payable to Purchaser by Seller which amounts (a) are not subject to dispute between Seller and Purchaser, or (b) have been determined to be due and payable pursuant to a final and nonappealable judgment of a court of competent jurisdiction or a final, nonappealable and binding arbitration award. ***.

      Section 2.07. Determination of Annual Net Sales.


            (a) Quarterly Reports. From the Closing until the payment in full of the Milestone Payments, Purchaser shall provide financial reports to Seller on a quarterly basis within 45 days after the last day of each calendar quarter, setting forth the amount of Annual Net Sales of the Product for the 12-month period ending as of the end of each such calendar quarter. Seller and Purchaser hereby acknowledge and agree that such reports shall constitute Confidential Information for purposes of this Agreement and shall be held as confidential by Seller in accordance with Section 8.01 hereof.


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            (b) Generation of Annual Net Sales. Until the payment in full of the
Milestone Payments, Purchaser shall exercise reasonable commercial efforts to maximize the Annual Net Sales of the Product, and ***.

            (c) Disputes. In the event Seller shall dispute the correctness of Purchaser's calculation of Annual Net Sales for any 12-month period, Seller shall, within 45 days of receipt of any such calculation, provide written notice to Purchaser of such objection, setting forth in writing and in reasonable detail the reasons therefor. Seller and Purchaser shall endeavor in good faith to resolve any disputed matters within 45 days after Purchaser's receipt of Seller's notice of objections. If Seller and Purchaser are unable to resolve the disputed matters within such 45-day period, Seller and Purchaser shall select a nationally known independent accounting firm (which firm shall not be the then regular auditors of Seller, Purchaser or Guarantor) to resolve the matters in dispute, and the determination of such firm in respect of the correctness of each matter remaining in dispute shall be conclusive and binding on Seller and Purchaser. In connection with the resolution of any dispute under this Section 2.07(c), each party shall bear its own costs and expenses and share the costs and expenses of any independent accounting firm selected to resolve such disputes, except that if Purchaser is determined to have underreported the amount of Annual Net Sales for the period subject to such dispute by ten percent or more, or if any such understatement shall have resulted in Purchaser not paying Seller a Milestone Payment to which Seller was entitled, then Purchaser shall reimburse Seller for any and all reasonable, actual out-of-pocket expenses incurred by Seller in connection with the dispute, including any costs and expenses payable to the independent accounting firm and any other costs and expenses incurred by Seller in connection with such dispute resolution process. Notwithstanding anything to the contrary in this Section 2.07(c), Seller's failure to dispute the correctness of Purchaser's calculation of Annual Net Sales for any 12-month period shall not prevent Seller from disputing the calculation of Annual Net Sales for any calendar quarter of such undisputed 12-month period in connection with its dispute of any subsequent 12-month period in accordance with this Section 2.07(c); provided however, that in the event Seller shall dispute Purchaser's calculation of Annual Net Sales pursuant to this Section 2.07(c), the final resolution of such dispute as to each of the four calendar quarters of such 12-month period shall be binding upon Seller, and shall not be further subject to dispute by Seller in connection with any disputes as to future 12-month periods.

      Section 2.08. Assignment of Contracts and Rights; Cooperation. Anything in the Transaction Documents to the contrary notwithstanding, nothing in this Agreement or in any of the Transaction Documents shall constitute an agreement to assign or otherwise sell, convey or transfer any Purchased Asset or any claim, right or benefit arising thereunder or resulting therefrom, or to enter into any other agreement or arrangement with respect thereto, if any such attempted assignment, sale, conveyance, transfer, manufacture or supply, or entering into any agreement or arrangement pursuant thereto would, without the consent or approval of any Person (including any Governmental Authority), constitute a breach of, or other contravention under, any Contract or in any way adversely affect the rights of Seller or Purchaser thereunder. With respect to any such Contract or any claim, right or benefit arising thereunder or resulting therefrom, promptly after the date hereof, the parties hereto will use reasonable commercial efforts (but without any payment of money by Seller, Purchaser any of their respective Affiliates to any third party) to obtain the written consent of the other parties to any such Contract for the


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assignment thereof to Purchaser, or written confirmation from such parties reasonably satisfactory in form and substance to Seller and Purchaser confirming that such consent is not required. If such consent is not obtained with respect to any such Contract or if an attempted assignment thereof would be ineffective or would adversely affect the rights of Seller or Purchaser thereunder, the parties will cooperate in a mutually agreeable arrangement under which Purchaser would obtain the benefits thereunder in accordance with this Agreement, including subcontracting or subleasing to Purchaser, subject to Applicable Law and the terms of such Contract. In such case, Seller shall, until such time as any required consents shall have been obtained, act as the agent of the Purchaser in order to obtain for Purchaser the benefits of such Contract as though the Contract had been assigned to the Purchaser. If Seller shall thereafter obtain a required consent to a Contract retained by Seller pursuant to this Section 2.08, such Contract shall thereupon be transferred to Purchaser without need of further action by Seller or Purchaser or of further documentation.

                                  ARTICLE III
                           PURCHASE AND SALE OF ASSETS

      Section 3.01. Purchase and Sale of Purchased Assets. Subject to the terms and conditions of this Agreement, as of the Closing Date (or, as to subsections
(c), (d) and (e) of this Section 3.01, if Seller shall not have received Regulatory Approval prior to the Closing Date, then as of the date contemplated by Section 2.03), Seller shall sell, transfer, convey, assign and deliver to Purchaser, and Purchaser shall purchase and accept, all right, title and interest in and to the Purchased Assets. The "Purchased Assets" shall consist of the following items and no others:

            (a) to the extent assignable, (i) all of the contracts listed in
Schedule 3.01(a), and (ii) any and all contracts entered into by Seller with the prior written consent of Purchaser after the date of this Agreement and prior to the Closing Date in connection with any Product Studies assumed by Seller pursuant to Section 9.02(b)(i) (collectively, the "Contracts");

            (b) the domain name MethyPatch.com;

            (c) the Regulatory Application;

            (d) the Regulatory and Clinical Materials; and

            (e) the Trademark.

Notwithstanding that the Regulatory Application, including the Product IND and the Product NDA, shall constitute a Purchased Asset under this Agreement, Purchaser covenants and agrees that it will not make, have made, manufacture or have manufactured any Product and will purchase all of its requirements of the Product from Seller pursuant to the terms and conditions of the License Agreement and the Toll Conversion and Supply Agreement, except as otherwise expressly permitted by the terms of the Toll Conversion and Supply Agreement; provided however, that Purchaser may manufacture or have manufactured the Product to the extent the Toll Conversion and Supply Agreement is terminated but the License Agreement remains in effect.


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      Section 3.02. Excluded Assets. Notwithstanding anything to the contrary contained herein, and subject to the transfer of any of the rights, title and interest in and to the assets transferred by Seller under any of the Transaction Documents, the Purchased Assets shall not include, and Seller shall retain all of its rights, title and interest in and to, all assets, properties or rights of Seller and its Affiliates other than those specifically enumerated as Purchased Assets in Section 3.01 (the "Excluded Assets"). Without limiting the generality of the foregoing, to the extent not expressly listed as a Purchased Asset in
Section 3.01, the Purchased Assets shall not include:

            (a) any Intellectual Property owned, licensed or otherwise used by Seller or any of its Affiliates;

            (b) any right, title or interest in Seller's or any of its Affiliates' corporate name, corporate service mark or corporate logo used with respect to the Product;

            (c) any original books or records of Seller (other than the Regulatory and Clinical Materials);

            (d) the labor of any employees of Seller;

            (e) any refunds of Income Taxes or any prepaid Income Taxes arising from or with respect to the Purchased Assets prior to the Closing Date or arising from or with respect to the operations of the Business for periods (or portions thereof) ending on or prior to the Closing Date;

            (f) any assets of Seller and its Affiliates not held or owned by or used exclusively in connection with the Business;

            (g) any assets used in the manufacture of the Product;

            (h) any licenses or permits relating to the manufacture of the Product, including any regulatory approvals issued to Seller by the FDA, the DEA or any other Governmental Authority;

            (i) any rights or claims of Seller under any of the Transaction Documents or the agreements and instruments delivered to Seller by Purchaser or Guarantor pursuant to any of the Transaction Documents; or

            (j) any assets related to Excluded Liabilities.


                                   ARTICLE IV
                            ASSUMPTION OF LIABILITIES

      Section 4.01. Assumption of Assumed Liabilities. Subject to the terms and conditions of this Agreement, as of the Closing Date, Purchaser shall assume, and shall be solely and


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exclusively liable with respect to, and shall pay, perform, discharge and satisfy when due, the following liabilities and obligations of Seller arising out of or relating to the Business, (collectively, the "Assumed Liabilities"):

            (a) all liabilities and obligations, whether accrued, liquidated, contingent, matured or unmatured, at or prior to the Closing, that Purchaser is expressly assuming pursuant to this Agreement; and

            (b) all liabilities of Seller and its Affiliates under the Contracts arising on or after the Closing Date.

      Section 4.02. Excluded Liabilities. The "Excluded Liabilities" are all liabilities or obligations not expressly included in the definition of Assumed Liabilities, it being agreed that Purchaser and Guarantor are not assuming any liability of Seller other than the Assumed Liabilities. Without limiting the foregoing, "Excluded Liabilities" include the following:

            (a) all liabilities and obligations for any Income Taxes arising from or related to the Business and the Purchased Assets in respect of any period (or portion thereof) ending on or before the Closing Date or arising from the payment to or receipt by Seller of the Transaction Consideration or any portion thereof;

            (b) all liabilities and obligations, whether presently in existence or arising after the Closing Date, relating to fees, commissions or expenses owed to any broker, finder, investment banker, accountant, attorney or other intermediary or advisor employed by Seller in connection with the Contemplated Transactions;

            (c) all liabilities and obligations in respect of accounts payable of the Business existing on the Closing Date; and

            (d) all liabilities and obligations, whether presently in existence or arising after the Closing Date, relating to or arising primarily out of Excluded Assets including any liability or obligation to any current or former employee or independent contractor of Seller.


                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

      Section 5.01. Representations and Warranties of Purchaser and Guarantor. Each of Purchaser and Guarantor represents and warrants to Seller as of the date hereof and as of the Closing Date that:


            (a) Organization. Each of Purchaser and Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. As of the Closing Date, Purchaser will be duly qualified to do business in each jurisdiction where the character of its business (after giving effect to the Contemplated Transactions) make such qualifications necessary to carry on its business.


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            (b) Power, Authority and Enforceability. Each of Purchaser and
Guarantor has full corporate power and authority to enter into and perform the Transaction Documents and to consummate the Contemplated Transactions. The Transaction Documents have been or shall be duly executed and delivered by duly authorized signatories of each Purchaser and Guarantor, as the case may be. The Transaction Documents are valid and binding obligations of Purchaser and Guarantor, as the case may be, enforceable against each of Purchaser and Guarantor in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally.

            (c) Compliance With Law. Except for violations or infringements that have not had, or would not reasonably be expected to have, a Material Adverse Effect on Purchaser or the Business, as the case may be, Purchaser is and has been in compliance in all respects with any Applicable Law (statutory, judicial or otherwise), ordinances, regulations, judgments, orders, directives, injunctions, writs, decrees, or awards of any Governmental Authority.

            (d) Governmental Authorization. The execution, delivery and performance by Purchaser and Guarantor of the Transaction Documents requires no action by or in respect of, consents or approvals of, or filing with, any Governmental Authority other than (i) the notices to the FDA described in Sections 2.03(c) and 2.03(d), (ii) compliance with any applicable requirements of any Antitrust Laws (including the HSR Act), and (iii) the actions, consents, approvals, permits or filings expressly referred to in this Agreement.

            (e) No Violation. Neither the execution and delivery of the Transaction Documents nor the consummation by Purchaser and Guarantor of the Contemplated Transactions, will (i) conflict with or result in a breach of any of the terms, conditions or provisions of Purchaser's or Guarantor's certificate of incorporation or other governing or charter document, or of any statute or administrative regulation, or, to the best of their knowledge, of any order, writ, injunction, judgment or decree of any court or governmental authority or of any arbitration award or any agreement binding upon Purchaser or Guarantor or their respective assets, (ii) assuming compliance with the matters set forth in
Section 5.01(d), to the best of their knowledge, contravene or conflict with, or constitute a violation of, any provisions of any Applicable Law binding upon Purchaser or Guarantor, or (iii) assuming compliance with the matters set forth in Section 5.01(d), constitute a default under, or give rise to any right of termination, cancellation or acceleration of, or to a loss of any benefit to which Purchaser or Guarantor is entitled under any provision of any contract, agreement or other instrument of any license, franchise, permit or similar authorization held by Purchaser or Guarantor and which default would have a Material Adverse Effect on Purchaser, Guarantor or the Business.

            (f) No Default. Neither Purchaser nor Guarantor is a party to any unexpired, undischarged or unsatisfied written or oral contract, agreement, indenture, mortgage, debenture, note or other instrument under the terms of which performance by Purchaser or Guarantor according to the terms of the Transaction Documents will be a default, or whereby timely performance by Purchaser and Guarantor according to the terms of any of the Transaction Documents may be prohibited, prevented or delayed and which in either case would have a Material Adverse Effect on Purchaser, Guarantor or the Business.


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            (g) Litigation. There is no Proceeding pending or, to knowledge of
Purchaser or Guarantor, threatened against Purchaser or Guarantor or any of their respective Affiliates before any court, arbitrator, administrative agency or other tribunal which (i) could reasonably be expected to have a Material Adverse Effect upon Purchaser or the Business, (ii) could reasonably be expected to prevent Purchaser or Guarantor from executing any Transaction Document or consummating the Contemplated Transactions, or (iii) could reasonably be expected to prevent or interfere with Seller's ability to obtain the Regulatory Approval.

            (h) Licenses and Permits. Subject to receipt of Regulatory Approval of the Product and compliance with the requirements of any Antitrust Laws (including the HSR Act), Purchaser has all licenses, franchises, permits and other similar authorizations affecting, or relating in any way to, the Business and the Product required by Applicable Law to be obtained by Purchaser to permit Purchaser to conduct the Business in the manner contemplated by the Transaction Documents and to market, promote, distribute, use, sell, or otherwise dispose of the Product after the Closing Date.

            (i) Inspections. Purchaser and Guarantor are informed and sophisticated participants in the Contemplated Transactions and have engaged expert advisors experienced in the evaluation and purchase of assets such as the Business and the license of intellectual property such as the Technology. Purchaser and Guarantor have undertaken an investigation, have been provided with, have evaluated and have relied upon certain documents and information, (including the Product IND and the Product NDA, each in its entirety) to assist Purchaser and Guarantor in making an informed and intelligent decision with respect to the execution of the Transaction Documents. Each of Purchaser and Guarantor shall undertake prior to Closing such further investigation and request such additional documents and information as each deems necessary. Each of Purchaser and Guarantor acknowledges that Seller makes no representation or warranty as to the prospects, financial or otherwise, of the Business or the sale of the Product, and that any projections, estimates or forecasts of future results or events provided by or on behalf of Seller are subject to uncertainty and to the assumptions used in their preparation. Purchaser agrees that it shall accept the Purchased Assets and the Assumed Liabilities as they exist on the Closing Date (or, if any of such Purchased Assets are transferred to Purchaser after the Closing Date pursuant to Section 2.03, on the date of such transfer) based on Purchaser's inspection, examination and determination with respect thereto as to all matters, and without reliance upon any express or implied representations or warranties of any nature, whether in writing, orally or otherwise, made by or on behalf of or imputed to Seller, except as expressly set forth in the Transaction Documents. Notwithstanding the foregoing, nothing herein shall in any way limit Purchaser's or Guarantor's ability to rely fully on the representations, warranties and agreements of Seller expressly contained in the Transaction Documents.

            (j) Financing. Each of Purchaser and Guarantor has available to it cash, marketable securities or other investments or available sources of credit to enable it to effectuate the Contemplated Transactions on the terms and conditions set forth in the Transaction Documents.

            (k) Finder's Fees. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Purchaser or Guarantor


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who might be entitled to any fee or commission from Seller upon effectuation of the Contemplated Transactions.

            (l) Regulatory Approval. Purchaser and Guarantor acknowledge that as of the date of this Agreement, no Regulatory Approval has been issued to permit the marketing, promotion, sale, distribution, use or other disposal of the Product by Purchaser, and further acknowledge the possibility that such Regulatory Approval may not be issued prior to or after the Closing Date.

            (m) Generic Drug Enforcement Act. Neither Purchaser, it Affiliates nor any of their respective officers, directors, employees, agents or consultants have been charged with or convicted under federal law for conduct relating to the development or approval of, or otherwise relating to the regulation of, any product under the Generic Drug Enforcement Act of 1992 or any other relevant statute, law or regulation.

            (n) Insurance. Schedule 5.01(n) contains a true and complete list of all product liability, comprehensive general liability and property casualty insurance policies maintained by Purchaser and/or Shire Ireland which will be maintained by Purchaser and/or Shire Ireland after the Closing Date in connection with the Business. Each of such policies is in full force and effect in the amounts indicated.

      Section 5.02. Representations and Warranties of Seller. Seller represents and warrants to Purchaser and Guarantor as of the date hereof and as of the Closing Date that:

            (a) Organization. Seller is a corporation duly organized, existing and in good standing under the laws of the State of Delaware. Seller has all necessary corporate power and authority to engage in the Business in the Territory as such business is now being conducted.

            (b) Power, Authority and Enforceability. Seller has full corporate power and authority to enter into and perform the Transaction Documents and to consummate the Contemplated Transactions. The Transaction Documents have been or shall be duly executed and delivered by duly authorized signatories of Seller. The Transaction Documents are valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally.

            (c) Compliance with Law. Except as set forth on Schedule 5.02(c) and except for violations or infringements that have not had, or would not reasonably be expected to have, a Material Adverse Effect on the Business or any of the Purchased Assets, Seller, and its operation of the Business, is and has been in compliance in all respects with any and all Applicable Law (statutory, judicial or otherwise), ordinances, regulations, judgments, orders, directives, injunctions, writs, decrees or awards of any Governmental Authority.

            (d) Governmental Authorization. The execution, delivery and performance by Seller of the Transaction Documents requires no action by or in respect of, consents or approvals


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of, or filing with, any Governmental Authority other than (i) the notices to the
FDA described in Sections 2.03(c) and 2.03(d), (ii) compliance with any applicable requirements of any Antitrust Laws (including the HSR Act), and (iii) the actions, consents, approvals, permits or filings set forth in Schedule 5.02(d) or otherwise expressly referred to in this Agreement.

            (e) No Violation. Except as set forth on Schedule 5.02(e), neither the execution and delivery of the Transaction Documents by Seller nor the consummation by Seller of the Contemplated Transactions will (i) conflict with or result in a breach of any of the terms, conditions or provisions of Seller's certificate of incorporation or bylaws, or of any statute or administrative regulation, or, to the best of its knowledge, of any order, writ, injunction, judgment or decree of any court or governmental authority or of any arbitration award or any material agreement binding upon Seller or any of its Affiliates,
(ii) assuming compliance with the matters set forth in Section 5.02(d), to the best of its knowledge, contravene or conflict with, or constitute a violation of, any provisions of any Applicable Law binding upon Seller or any of its Affiliates, or (iii) assuming compliance with the matters set forth in Section 5.02(d), constitute a default under, or give rise to any right of termination, cancellation or acceleration of, or to a loss of any benefit to which Seller or any of its Affiliates is entitled under any provision of any contract, agreement or other instrument or any license, franchise, permit or similar authorization held by Seller or any of its Affiliates and which default would have a Material Adverse Effect on Seller or the Business.

            (f) No Default. Neither Seller nor any of its Affiliates is a party to any unexpired, undischarged or unsatisfied written or oral contract, agreement, indenture, mortgage, debenture, note or other instrument under the terms of which performance by Seller according to the terms of the Transaction Documents will be a default, or whereby timely performance by Seller according to the terms of any of the Transaction Documents may be prohibited, prevented or delayed and which default would have a Material Adverse Effect on Seller or the Business.

            (g) Litigation. Except as set forth on Schedule 5.02(g), there is no Proceeding pending or, to the knowledge of Seller, threatened against Seller or any of its Affiliates before any court, arbitrator, administrative agency or other tribunal which (i) could reasonably be expected to have a Material Adverse Effect on the Business, the Product or any of the Purchased Assets, (ii) could reasonably be expected to prevent Seller from executing any of the Transaction Documents or consummating the Contemplated Transactions or (iii) could reasonably be expected to prevent or interfere with Seller's ability to obtain the Regulatory Approval.

            (h) Absence of Certain Changes. Except (A) as disclosed in the Product IND or the Product NDA, or (B) as set forth in Schedule 5.02(h), from January 8, 2003 to the date of this Agreement there has not been:

                  (i) any event or occurrence that has had a Material Adverse Effect on the Business, other than events or occurrences resulting from changes, whether actual or prospective, in general conditions applicable to the industries in which the Business is involved or general economic conditions;


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                  (ii)  any damage, destruction or other casualty loss affecting the Business or any assets that would constitute Purchased Assets if owned, held or used by Seller on the Closing Date that has had a Material Adverse Effect on the Business; or

                  (iii) any cancellation, compromise, waiver or release by Seller or, to the knowledge of Seller, by any third party, of any claim or right (or a series of related claims or rights) related to the Business, other than cancellations, compromises, waivers or releases in the ordinary course of business that, in the case of any cancellation compromise, waiver or release by any third party, has had a Material Adverse Effect on the Business.

            (i) Title to the Purchased Assets. Except as set forth in Schedule 5.02(i), Seller has good and marketable title to or, as the case may be, a valid contract right in the Purchased Assets, free and clear of any Liens (other than Permitted Liens).

            (j) Licenses and Permits. Except as set forth in Schedule 5.02(j) and subject to compliance with the requirements of any Antitrust Laws (including the HSR Act), Seller and its Affiliates have all licenses, franchises, permits and other similar authorizations affecting, or relating in any way to, the Business required by Applicable Law to be obtained by Seller and its Affiliates to permit Seller and its Affiliates to conduct the Business in substantially the same manner as the Business has heretofore been conducted and to consummate the Contemplated Transactions.

            (k) Finder's Fees. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Seller who might be entitled to any fee or commission from Purchaser or Guarantor upon consummation of the Contemplated Transactions.

            (l) Contracts. Seller has heretofore delivered to Purchaser a true and complete copy of the Contract listed on Schedule 3.01(a). Such Contract is in full force and effect as a legal, binding and enforceable obligation of Seller, and, to the knowledge of Seller, no event has occurred which constitutes or with the giving of notice or passage of time, or both, would constitute, a default thereunder by Seller or any other party thereto. Except as set forth in
Schedule 3.01(a), no consent of any third party is required to assign the Contract to Purchaser.

            (m) Insurance. Schedule 5.02(m) contains a true and complete list of all product liability, comprehensive general liability and property casualty insurance policies maintained by Seller in connection with the Business. Each of such policies is in full force and effect in the amounts indicated.

            (n) Manufacturing Facility. The Manufacturing Facility is in substantial compliance with all Regulatory Standards and, to the knowledge of Seller, there are no pending uncorrected citations or adverse conditions affecting the Manufacturing Facility that would have a Material Adverse Effect on the Business.


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            (o)   Intellectual Property. To the extent set forth in the License
Agreement, except as set forth in Schedule 5.02(o), (i) Seller has the right to grant to Purchaser the rights granted under the License Agreement (other than rights contemplated by the FDC Act as to which Seller makes no representation) unencumbered by any Liens (other than Permitted Liens), (ii) to the knowledge of Seller, Seller has not received any written notice alleging any infringement by Seller of any intellectual property rights of another Person in respect of the Product or the Noven Patents, (iii) to the knowledge of Seller, the Noven Patents are valid and enforceable and Seller has no knowledge of any infringement by a third party of any of the claims in the Noven Patents, (iv) to the knowledge of Seller, making, having made, using or selling the Product does not infringe any patent or other rights of any third party, and (v) the rights granted to Purchaser under the License Agreement do not conflict with rights granted by Seller to any other Person. Notwithstanding the foregoing, the parties acknowledge and understand that, as of the Closing Date, (x) Seller does not have approval from the FDA or any other Regulatory Authority to market, offer to sell or sell the Product, (y) the Product has not been established by the FDA or any other Regulatory Authority as safe or effective, and (z) Purchaser is not authorized by Seller or Applicable Law to represent that the Product has been approved for sale or is safe or effective. To the knowledge of Seller, except for rights contemplated by the FDC Act as to which Seller makes no representation, the Technology represents all data, information (whether proprietary to Seller or not), technology, know-how, processes, methods, skills, trade secrets, developments, discoveries and inventions, including patents, necessary to manufacture the Product.

      Section 5.03. Knowledge. Where a representation or warranty contained in this Article V is stated to be to a party's knowledge, this knowledge shall mean to the actual knowledge of the party's executive officers and shall be deemed as a representation that a reasonable inquiry or investigation of the subject matter thereof has been made of such individuals and shall thus include matters that a prudent individual could reasonably be expected to discover or otherwise become aware of during the course of such inquiry or investigation; it being understood and agreed by Purchaser that, with respect to the representations and warranties set forth in Section 5.02(o), a reasonable inquiry or investigation shall not require and shall not include requesting or obtaining a non-infringement opinion in respect of the Product.

                                   ARTICLE VI
                       COVENANTS AND AGREEMENTS OF SELLER

      Section 6.01. Conduct of Business. Except (i) with the written consent of Purchaser (which consent shall not be unreasonably withheld or delayed), (ii) as set forth in Schedule 6.01, (iii) as permitted below or required by Applicable Law, or (iv) in accordance with the terms and conditions of Contracts in existence on the date of this Agreement, from the date of this Agreement until the Closing Date, Seller shall:

            (a) conduct the Business only in accordance with its usual, regular and ordinary course of business in substantially the same manner as conducted prior to the date hereof;


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            (b)   use reasonable commercial efforts to diligently pursue receipt of Regulatory Approval pending the Closing;

            (c) maintain the Contracts in full force and effect, and comply with all material obligations under the Contracts and not amend or terminate any Contract; and

            (d) subject to the limitations set forth in Section 6.02, allow Purchaser and its representatives access to the books, records, and employees of Seller at all times reasonably requested by Purchaser to verify Seller's compliance with the foregoing obligations.

      Section 6.02. Access to Information; Cooperation After Closing Date. Except as may be necessary to comply with any Applicable Laws and subject to any applicable privileges (including the attorney-client privilege), from the date of this Agreement until the Closing Date, and from and after the Closing Date, Seller shall, at Purchaser's expense (a) afford Purchaser and its representatives reasonable access upon reasonable prior notice during normal business hours to all employees, offices, properties, agreements, records, books and affairs of Seller and provide copies of such information concerning the Business as Purchaser may reasonably request for any proper purpose, (b) instruct the employees and representatives of Seller to provide reasonable cooperation to Purchaser in its investigation of the Business prior to the Closing, and (c) cooperate fully with Purchaser with respect to matters relating to the conduct of the Business prior to the Closing, including in the defense or pursuit of any Purchased Asset, Assumed Liability or Indemnified Claim, or any claim, allegation or action that relates to occurrences involving a Purchased Asset, Assumed Liability, Indemnified Claim or the Business prior to the Closing; provided, that Purchaser shall reimburse Seller for any out-of-pocket expenses incurred by Seller in connection with any such defense, claim or action. Notwithstanding the foregoing, neither Purchaser nor its representatives shall have access to (i) any records or data of Seller related to Seller's costs of manufacturing any product including the Product (except as otherwise expressly provided in the Toll Conversion and Supply Agreement) or Seller's pricing policies or price lists or (ii) personnel records of Seller relating to individual performance or evaluation records, medical histories or records or other information that in Seller's good faith opinion is sensitive or the disclosure of which could subject any Seller to risk of liability.

      Section 6.03. Maintenance of Insurance Policies. Except for the replacement of existing insurance policies with substantially similar policies upon expiration of existing policies, on and after the date of this Agreement and until the Closing Date, Seller shall not take or fail to take any action if such action or inaction, as the case may be, would adversely affect the applicability of any insurance (including reinsurance) maintained by Seller and in effect on the date of this Agreement that covers all or any part of the assets that would constitute Purchased Assets (if owned, held or used by Seller on the Closing Date), or the Business. Seller shall not have any obligation to maintain the effectiveness of any such insurance policy after the Closing Date or to make any monetary payment in connection with any such policy for any period after the Closing Date.


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                                  ARTICLE VII
                      COVENANTS AND AGREEMENTS OF PURCHASER

      Section 7.01. Cooperation After Closing Date. Except as may be necessary to comply with any Applicable Law and any applicable privileges (including the attorney-client privilege), on and after the Closing Date, Purchaser shall, at Seller's expense, (a) afford Seller and its representatives reasonable access upon reasonable prior notice during normal business hours, to all employees, offices, properties, agreements, records, books and affairs of Purchaser and provide copies of such information concerning the Business as Seller may reasonably request for any proper purpose, including in connection with (i) the preparation of any Tax Returns, (ii) any judicial, quasi-judicial, administrative, Tax, audit or arbitration proceeding, (iii) the preparation of any financial statements or reports, and (iv) the defense or pursuit of any claims, allegations or actions that relate to or may relate to any Excluded Assets, Excluded Liabilities or Indemnified Claims; provided, that Seller may review Purchaser's books and records concerning, and conduct an investigation into, Annual Net Sales only pursuant to and during the times permitted by
Section 2.07(c), and (b) cooperate fully with Seller with respect to the defense or pursuit of any Excluded Liability, Excluded Asset or Indemnified Claim, or of any claim, allegation or action that relates to occurrences involving an Excluded Liability, Excluded Asset, Indemnified Claim or the Business after the Closing; provided, that Seller shall reimburse Purchaser for any out-of-pocket expenses incurred by Purchaser in connection with any such defense, claim or action.

      Section 7.02. Insurance. Purchaser acknowledges and agrees that from and after the Closing Date, neither Purchaser, the Business, any property owned or leased by any of the foregoing, nor the Purchased Assets shall be insured under any insurance policies maintained by Seller, except (a) in the case of a claims made policy, to the extent a claim has been reported prior to the Closing Date, and (b) in the case of a policy that is an occurrence policy, to the extent the accident, event or occurrence that results in an insurable loss occurs prior to the Closing Date and has been or will be noticed to the respective carrier in accordance with the requirements of such policy.

      Section 7.03. Certain Intellectual Property Matters. Purchaser hereby acknowledges and agrees that except as otherwise specifically contemplated by the License Agreement, Purchaser is not obtaining any rights in or to use any Intellectual Property owned, licensed or otherwise used by Seller, and Purchaser is not obtaining any rights in or licenses with respect to the name "Noven" or any derivative thereof. Purchaser further acknowledges and agrees that except as expressly contemplated herein, Purchaser shall not use any trademark, logo or trade name of Seller or any trademarks, logos or trade names that are confusingly similar thereto or that are a translation or transliteration thereof into any language or alphabet. To the knowledge of Purchaser, no artwork or labeling related to the Product shall violate or infringe any patent, copyright or trademark laws or rights of any third party.

      Section 7.04. Purchaser Guaranty. As a material inducement for Seller to enter into this Agreement and the other Transaction Documents and to consummate the Contemplated Transactions, Purchaser shall execute and deliver to and for the benefit of Seller the Purchaser Guaranty for the purpose of guaranteeing the performance by Shire Ireland of all of its duties and obligations under the Transaction Documents to which it is a party.


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                                  ARTICLE VIII
                     COVENANTS AND AGREEMENTS OF THE PARTIES

      Section 8.01. Confidentiality.

            (a) Pursuant to the terms of this Agreement, each party (in such capacity, the "Disclosing Party"), has disclosed and will be disclosing to the other parties and/or their Affiliates or representatives (in such capacity, the "Receiving Party"), certain Confidential Information of the Disclosing Party. The Receiving Party shall make no use of such Confidential Information except in the exercise of its rights and the performance of its obligations set forth in this Agreement. The Receiving Party shall use the same efforts to keep secret, and prevent the disclosure to third parties of, Confidential Information of the Disclosing Party as it would use with respect to its own Confidential Information. Confidential Information disclosed by the Disclosing Party shall remain the sole and absolute property of the Disclosing Party, subject to the rights granted herein. The above restrictions on the use and disclosure of Confidential Information shall not apply to any information which (i) is already known to the Receiving Party at the time of disclosure by the Disclosing Party, as demonstrated by competent proof, (ii) is or becomes generally available to the public other than through any act or omission of the Receiving Party in breach of this Agreement, (iii) is acquired by the Receiving Party from a third party who is not, directly or indirectly, under an obligation of confidentiality to the Disclosing Party with respect to same, or (iv) is developed independently by the Receiving Party without use, direct or indirect, of information that is required to be held confidential hereunder.

            (b) In the event the Receiving Party is required (i) by Applicable Law to disclose Confidential Information of the Disclosing Party to any Regulatory Authorities to obtain Regulatory Approval for the Product or to comply with the requirement of any Regulatory Authority, (ii) to disclose Confidential Information of the Disclosing Party to respond to an inquiry of a Regulatory Authority or Governmental Authority concerning the Product, or (iii) to disclose Confidential Information of the Disclosing Party in a judicial, administrative or arbitration proceeding to enforce such party's rights under this Agreement, it may do so only if it (A) provides the Disclosing Party with as much advance written notice as possible of the required disclosure, (B) cooperates with the Disclosing Party in any attempt to prevent or limit the disclosure, and (C) limits disclosure, if any, to the specific purpose at issue.

            (c)   Notwithstanding the provisions of this Section 8.01:

                  (i) Purchaser shall be permitted to disclose to its distributors, wholesalers and other direct customers such Confidential Information relating to the Product as Purchaser shall reasonably determine to be necessary or useful in order to effectively market and distribute the Product;

                  (ii) Seller shall be permitted to disclose such Confidential Information relating to the Product as Seller shall reasonably determine to be necessary or useful in order to effectively perform its obligations under the Toll Conversion and Supply Agreement;


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                  (iii) Seller shall be permitted to disclose such Confidential
      Information relating to the Product as it shall reasonably determine to be necessary or useful in order to pursue or obtain any regulatory approvals in respect of any other transdermal drug delivery products;

                  (iv) each of Seller and Purchaser shall be permitted to disclose to a Regulatory Authority such Confidential Information relating to the Product as it shall reasonably determine (but only after consulting with the other party to the extent practicable) to be necessary to comply with the provisions of Applicable Law; and

                  (v) nothing in this Section 8.01 shall be interpreted to limit the ability of either Seller or Purchaser to disclose its own Confidential Information to the other party or any other Person on such terms and subject to such conditions as it deems advisable or appropriate;

provided, however, that in each such case any third party recipients of any Confidential Information (other than a Regulatory Authority or other Governmental Authority) undertake substantially the same confidentiality obligation as the parties hereunder with respect to such Confidential Information.

            (d) The parties agree that, with effect from the date of this Agreement, the terms of this Section 8.01 shall supersede and replace the confidentiality obligations of the parties under the letter of intent between Seller and Purchaser dated as of January 8, 2003, which agreement is hereby terminated and of no further force or effect.

            (e) Each of Seller and Purchaser acknowledge and agree that the terms and conditions of this Agreement shall be considered Confidential Information of each party and shall be treated accordingly. Notwithstanding the foregoing, Purchaser acknowledges and agrees that Seller may be required to disclose some or all of the information included in this Agreement in order to comply with its obligations under the Securities Laws, and hereby consents to such disclosure to the extent deemed advisable or appropriate by counsel to Seller (but only after consulting with Purchaser to the extent practicable).

            (f) Each party specifically recognizes that any breach by it of this Section 8.01 may cause irreparable injury to the other party and that actual damages may be difficult to ascertain, and in any event, may be inadequate. Accordingly (and without limiting the availability of legal or equitable, including injunctive, remedies under any other provisions of this Agreement), each party agrees that in the event of any such breach, notwithstanding the provisions of Section 13.02 or Article XII hereof, the other party shall be entitled to seek, by way of private litigation in the first instance, injunctive relief and such other legal and equitable remedies as may be available.

      Section 8.02. Press Releases. Prior to the Closing, no party shall issue any publicity, news or press release or make any public statement, written or oral, with respect to this Agreement, any of the Contemplated Transactions or to the existence of an arrangement among the parties without the prior written approval of the other parties or except as may be required by


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         Securities and Exchange Commission. Asterisks denote omissions.


Applicable Law or any listing agreement with any national securities exchange, in which case no party shall issue any such press release or make any such public statement without prior consultation with the other parties and without complying with Applicable Law; provided, however, that each of Seller and Purchaser hereby agree to the release by the other, on or after the date of this Agreement, of a press release substantially in the forms attached hereto as Attachment IX and Attachment X, respectively. Notwithstanding the foregoing, no provision of this Agreement shall relieve any of the parties of their respective obligations under Section 8.01.

      Section 8.03. Additional Formulations and Improvements.

            (a)   ***.

            (b)   ***.

            (c)   ***.

      Section 8.04. Tax Matters. All transfer Taxes and similar fees and governmental charges and all sales, use and similar Taxes and governmental charges resulting from or relating to the transfer of the Purchased Assets to Purchaser by Seller or resulting from or relating to the Contemplated Transactions, shall be shared equally by Seller and Purchaser. The parties will cooperate to minimize all such sales, transfer and/or use Taxes, recording fees and personal property title application fees.

      Section 8.05. Further Assurances. The parties shall execute such further documents, and perform such further acts as may be reasonably necessary to transfer and convey the Purchased Assets to Purchaser on the terms herein contained, and to otherwise comply with the terms of this Agreement and to consummate the Contemplated Transactions, including providing information reasonably requested by other Persons necessary for such Persons to evaluate whether to consent to the assignment of any Contracts or related rights or obligations. Seller and Purchaser shall execute and deliver, as appropriate or required and as the case may be, such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable to consummate or implement the Contemplated Transactions. Except as otherwise expressly set forth in the Transaction Documents, nothing in this
Section 8.05 or elsewhere in the Transaction Documents shall require any of Seller, Purchaser or any of their respective Affiliates to make any payments or issue any guarantee in order to obtain any consents or approvals necessary or desirable in connection with the consummation of the Contemplated Transactions.

      Section 8.06. Certain Filings; Consents. Seller and Purchaser shall cooperate with each other (a) in determining whether any action by or in respect of, or filing with, any Governmental Authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any Contracts, in connection with the consummation of the Contemplated Transactions, and (b) subject to the terms and conditions of this Agreement, in taking any such actions or making any such filings, furnishing information required in connection therewith and seeking timely to obtain any such actions, consents, approvals or waivers.


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         Securities and Exchange Commission. Asterisks denote omissions.


      Section 8.07. Antitrust Laws. Seller and Purchaser shall make the filings required under the HSR Act and any other Antitrust Laws on or before the third day following the date of this Agreement (or, if such third day is not a Business Day, on the first Business Day thereafter). Seller and Purchaser shall also comply at the earliest practicable date with any request for additional information, documents, or other materials received from the Federal Trade Commission or the Department of Justice or any other Governmental Authority, including international competition authorities. Purchaser shall use all reasonable commercial efforts to resolve objections, if any, that may be asserted by any Governmental Authority with respect to the Contemplated Transactions under any Antitrust Laws, including the HSR Act, the Sherman Act, as amended, the Clayton Act, as amended, and the Federal Trade Commission Act, as amended. If any judicial or administrative action or proceeding is initiated (or threatened to be initiated) challenging the Contemplated Transactions as violative of any Antitrust Law or any other Applicable Law and Seller desires to oppose any such action or proceeding, the parties shall each cooperate to contest and resist any such action or proceeding, and to have vacated, lifted, reversed or overturned any decree, judgment, injunction, ruling, decision, finding or other order (whether temporary, preliminary, or permanent) until such time as a final, non-appealable order has been entered.

                                   ARTICLE IX
                               REGULATORY MATTERS

      Section 9.01. Regulatory Responsibility. Following the transfer of the Regulatory Application and the Regulatory and Clinical Materials pursuant to this Agreement, and except as otherwise contemplated in Section 4.02, Section
9.02 or in any of the Transaction Documents, Purchaser shall be solely responsible for maintaining the Regulatory Application and obtaining all further regulatory approvals regarding the Product, as well as all ongoing regulatory compliance relating to the Product. For a period of up to one year after the date of the transfer of the Regulatory Application and Regulatory and Clinical Materials, Seller shall reasonably assist Purchaser by providing information regarding the regulatory compliance activities performed by Seller prior to such transfer in order to ensure an orderly transition of regulatory responsibilities regarding the Business. Notwithstanding anything to the contrary herein, Purchaser hereby covenants and agrees that neither it nor any of its Affiliates or representatives shall amend, supplement or otherwise modify the Product IND or the Product NDA in any manner, including for the purpose of obtaining regulatory approval for improvements upon and additional formulations of the Product, without the prior written consent of Seller, which consent shall not be unreasonably withheld or delayed.

      Section 9.02. Regulatory Procedures.

            (a) In the event the Regulatory Approval has not been issued prior to the Closing Date, Seller and Purchaser shall cooperate in good faith after the Closing Date to obtain Regulatory Approval of the Product. Except as otherwise provided herein, Seller shall use reasonable commercial efforts to diligently pursue receipt of Regulatory Approval.

            (b)   Notwithstanding anything to the contrary in this Article IX:


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                  (i)   If at any time after the date of this Agreement and
      prior to the Closing Date the FDA shall request that a Product Study be conducted, Seller shall have the option to assume exclusive control of such Product Study; provided, that (A) if such Product Study shall be required to be completed prior to Regulatory Approval and as a prerequisite to such Regulatory Approval, and if Seller shall not have assumed control of such Product Study as of the Closing Date, the provisions of subsection (ii) below shall apply from and after the Closing Date, and (B) if such Product Study shall be required to be either (1) commenced prior to the date of Regulatory Approval but may be completed after the date of Regulatory Approval and the completion is not a prerequisite to Regulatory Approval, or (2) commenced and completed after the date of Regulatory Approval, then, and in either case, the provisions of subsection (iii) below shall apply from and after the Closing Date.

                  (ii) If at any time after the Closing Date and prior to receipt by Seller of Regulatory Approval, the FDA shall request that a Product Study be conducted, and such Product Study shall be required to be completed prior to Regulatory Approval and as a prerequisite to such Regulatory Approval, Seller shall have the option to assume exclusive control of such Product Study and to conduct such Product Study in its discretion and at its expense by providing notice of such election to Purchaser within 60 days of the date of any such request for a Product Study. In the event that Seller shall refuse to conduct any such Product Study within such 60-day period (whether by written notice to Purchaser of such refusal or by lapse of such 60-day period), Purchaser shall have the option to assume exclusive control of such Product Study and conduct such Product Study in its discretion and at its expense by providing notice to Seller of its election within 60 days from the date of Seller's refusal. In the event Purchaser shall so elect to conduct any such Product Study within such 60-day period, Seller shall transfer to Purchaser the Regulatory Application and any Regulatory and Clinical Materials, to the extent and only to the extent necessary to permit Purchaser to conduct such Product Study. In the event Purchaser shall refuse to conduct any such Product Study (whether by written notice to Seller of such refusal or by lapse of such 60-day period), Seller shall have the option to (A) conduct such Product Study in its discretion and at its expense notwithstanding its prior refusal, or (B) within two years from the date of such request for a Product Study, repurchase from Purchaser all of the Purchased Assets transferred hereunder and terminate the license to the Technology granted to Purchaser under the License Agreement, for an aggregate consideration of *** and on other terms and conditions to be negotiated by Seller and Purchaser in good faith; provided, that nothing in this Section 9.02(b)(ii) shall require Seller to (x) exercise either of the options contemplated in subsections (A) or (B) of this sentence, or
      (y) take or refrain from taking any action in response to Purchaser's refusal to conduct such Product Study.

                  (iii) If at any time after the Closing Date and prior to receipt by Seller of Regulatory Approval the FDA shall request that a Product Study be conducted, and such Product Study shall be required to be either (A) commenced prior to the date of Regulatory Approval, but may be completed after the date of Regulatory Approval and the completion is not a prerequisite to Regulatory Approval, or (B) commenced and completed after Regulatory Approval, then, and in either case, Purchaser shall assume


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      exclusive control of such Product Study and conduct such Product Study in its discretion and at its expense. In such event, Seller shall transfer to Purchaser the Regulatory Application and any Regulatory and Clinical Materials, to the extent and only to the extent necessary to permit Purchaser to conduct such Product Study.

            (c) If (i) at any time after the Closing Date Seller or Purchaser shall receive a Non-Approval Notice, or (ii) Regulatory Approval shall not have been obtained by the second anniversary of the Closing Date, then in either case, Purchaser shall have the right to demand that Seller repurchase from Purchaser all of the Purchased Assets transferred hereunder and terminate the license to the Technology granted to Purchaser under the License Agreement, for an aggregate consideration of US$5,000,000 and on other terms and conditions to be negotiated by Seller and Purchaser in good faith; provided, that Purchaser shall provide written notice of such demand within 90 days of the issuance of such Non-Approval Notice or the second anniversary of the Closing Date, as the case may be.

                                   ARTICLE X
                              CONDITIONS TO CLOSING

      Section 10.01. Conditions to Obligations of Each Party. The obligations of Seller, Purchaser and Guarantor to consummate the Closing are subject to the satisfaction (or waiver by each of Seller, Purchaser and Guarantor) of the following conditions:

            (a) any applicable waiting period (and any extension thereof) under the HSR Act relating to the Contemplated Transactions shall have expired or been terminated, and there shall not be (i) any Proceeding pending in which a United States Governmental Authority is seeking to enjoin the Contemplated Transactions, or (ii) a final, nonappealable order entered by a United States Governmental Authority that enjoins or otherwise prohibits the Contemplated Transactions;

            (b) no provision of any United States Applicable Law and no judgment, injunction, order or decree shall prohibit the Closing;

            (c) no Proceeding shall be pending or threatened in writing before any court or other United States Governmental Authority that seeks to prohibit the Closing, or impose damages or obtain other relief in connection with the Contemplated Transactions that (i) is brought by any United States Governmental Authority having jurisdiction in respect thereof, or (ii) is brought by any Person (other than a Governmental Authority) if in the case of this clause (ii) such Proceeding reasonably could be expected to prohibit the Closing or result in a Material Adverse Effect on the Business; and

            (d) all actions by or in respect of, or filings with, any United States Governmental Authority required to permit the consummation of the Closing shall have been taken or made.


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      Section 10.02. Conditions to Obligation of Purchaser and Guarantor. The
obligations of Purchaser and Guarantor to consummate the Closing are subject to the satisfaction (or waiver by Purchaser or Guarantor) of the following further conditions:

            (a) (i) Seller shall have performed in all material respects all of its obligations under this Agreement required to be performed by it at or prior to Closing, (ii) the representations and warranties of Seller contained herein shall be true and correct at and as of the date of this Agreement and as of the Closing Date, as if made at and as of each such date, except that those representations and warranties that by their express terms are made as of a specific date shall be required to be true and correct only as of such date, in each case except for inaccuracies that could not reasonably be expected to have a Material Adverse Effect on the Business, and (iii) Purchaser shall have received a certificate signed by an officer of Seller to the foregoing effect;

            (b) since the date of this Agreement, no event shall have occurred that has had a Material Adverse Effect on the Business, other than those resulting from changes, whether actual or prospective, in general conditions applicable to the industries in which the Business is involved or general economic conditions; and

            (c) Seller shall have executed and delivered, on or before the Closing Date, the Transaction Documents.

      Section 10.03. Conditions to Obligation of Seller. The obligation of Seller to consummate the Closing is subject to the satisfaction (or waiver by Seller) of the following further conditions:

            (a) (i) each of Purchaser and Guarantor shall have performed in all material respects all of their respective obligations under this Agreement required to be performed by them at or prior to Closing, (ii) the representations and warranties of Purchaser and Guarantor contained herein shall be true and correct at and as of the date of this Agreement and as of the Closing Date, as if made at and as of each such date, except that those representations and warranties that by their express terms are made as of a specific date shall be required to be true and correct only as of such date, in each case except for inaccuracies that could not reasonably be expected to have a Material Adverse Effect on Purchaser, Guarantor or the Business, and (iii) Seller shall have received certificates signed by an officer of each of Purchaser and Guarantor to the foregoing effect; and

            (b) Purchaser shall have executed and delivered, on or before the Closing Date, the Transaction Documents.

      Section 10.04. Updated Disclosure Schedules. At any time prior to the Closing, Seller shall be entitled to deliver to Purchaser and Guarantor updates to, or substitutions of, the Disclosure Schedules; provided, that such updates or substitutions are clearly marked as such and are addressed to Purchaser and Guarantor at their respective addresses listed in Section 13.01. In the event that Seller delivers updated or substitute Disclosure Schedules within three days of any scheduled Closing Date, Purchaser and Guarantor shall be entitled to extend, by written notice to Seller, the scheduled Closing Date to the third day after receipt of the updated or substitute Disclosure Schedules, or if such day is not a Business Day, to the next Business Day. The delivery by Seller of updated or substitute


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Disclosure Schedules shall not prejudice any rights of Purchaser or Guarantor under this Agreement, including the right to claim that the representations and warranties of Seller, when made on the date of this Agreement, were untrue. Notwithstanding the foregoing, in the event Seller delivers updated or substituted Disclosure Schedules, and as a result of such updated or substituted Disclosure Schedules the closing condition set forth in Section 10.02(a)(ii) is not satisfied, Purchaser shall have the right to terminate this Agreement by written notice to Seller within three days after delivery of such updated or substituted Disclosure Schedules (or if such day is not a Business Day, on the next Business Day); provided, that unless any representation or warranty of Seller updated by such updated or substituted Disclosure Schedules shall have been untrue when made on the date of this Agreement, neither Purchaser nor Guarantor shall have any claim for Damages or any other remedy against Seller arising out of such representations and warranties other than the right to terminate this Agreement pursuant to this Section 10.04; and provided further, that if Purchaser and Guarantor shall consummate the Closing notwithstanding the condition to closing set forth in Section 10.02(a)(ii), the updated or substitute Disclosure Schedules shall replace, in whole or in part as the case may be, the Disclosure Schedules previously delivered hereunder for all purposes.

      Section 10.05. Effect of Waiver. Any waiver by Purchaser of the conditions specified in 10.02(a)(ii), and any waiver by Seller of the conditions specified in Section 10.03(a)(ii), if made knowingly, shall also be deemed a waiver of any claim for Damages arising out of, resulting from or related to the matters waived.

                                   ARTICLE XI
                            SURVIVAL; INDEMNIFICATION

      Section 11.01. Survival of Provisions.

            (a) The rights of the respective parties to make a claim for breach of any of the representations or warranties made in this Agreement shall survive the Closing Date and remain in full force and effect for a period of *** thereafter, except that the representations and warranties contained in Sections 5.01(a), 5.01(b), 5.02(a), 5.02(b) and 5.02(i) shall survive indefinitely.

            (b) The rights of the respective parties to make a claim for breach of any of the covenants, agreements, duties or obligations set forth in this Agreement that, by their terms, are to have effect after the Closing Date shall survive the Closing Date and remain in full force and effect for the period contemplated thereby until such covenants, agreements, duties and obligations have been fully performed in accordance with their respective terms, or if no period is so contemplated, indefinitely.

      Section 11.02. Indemnification. In order to distribute among themselves the responsibility for claims arising out of this Agreement, and except as otherwise specifically provided for herein, from and after the Closing Date, the parties shall indemnify each other as provided in this Section 11.02.


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            (a)   Indemnification Obligations of Purchaser. From and after the
Closing Date, Purchaser shall defend, indemnify and hold Seller, its Affiliates, and each of their respective officers, directors, agents, employees and shareholders (collectively, "Seller Indemnitees"), harmless from and against any and all Damages which Seller Indemnitees may incur or suffer, or with which any of them may be faced arising out of:

                  (i) the storage, handling, use, marketing, advertising, promotion, distribution or sale of the Product by Purchaser and/or its Affiliates, sublicensees, distributors or agents in the Territory, the conduct of the Business by Purchaser and/or its Affiliates, sublicensees, distributors or agents in the Territory or Purchaser's ownership or use of the Purchased Assets, in each case on and after the Closing Date, including (A) liabilities for product liability and returned goods, (B) liabilities in respect of product warranty obligations or services and any returned Product sold, (C) governmental and nongovernmental chargebacks, rebates or discounts with respect to the Product, and (D) liabilities relating to errors and omissions or claims of design and other defects with respect to any Product sold, including any clinical and non-clinical trials conducted on or after the Closing Date by Purchaser;

                  (ii) the breach by Purchaser or Guarantor of this Agreement including (A) any material inaccuracy in or material breach of any representation or warranty made by Purchaser or Guarantor in this Agreement; provided, however, that (1) Purchaser shall not have any liability under this Section 11.02(a)(ii)(A) unless and until, and then only to the extent, the aggregate, cumulative amount of such Damages exceeds *** (the "Indemnity Deductible Amount"), and (2) in no event shall the aggregate, cumulative liability of Purchaser for Damages under this
      Section 11.02(a)(ii)(A) exceed ***; and provided further that Purchaser shall only have liability under this Section 11.02(a)(ii)(A) to the extent a Seller Indemnitee provides written notice to Purchaser of its claim for indemnification within the applicable period of limitations contemplated in Section 11.01(a), and (B) any material breach by Purchaser of, or material failure by Purchaser or Guarantor to comply with, any of their covenants or obligations pursuant to this Agreement, including those covenants and obligations which are a part of Purchaser's responsibility for the Assumed Liabilities;

                  (iii) the enforcement by Seller Indemnitees of their rights under this Section 11.02(a);

                  (iv)  Purchaser's material violation of any Applicable Law;
      and

                  (v) arising out of or related in any way to the Assumed Liabilities (including Purchaser's failure to perform or in the due course pay and discharge any Assumed Liability);

provided, however, that, in each such case, Purchaser shall not be liable hereunder to the extent such Damages arise from misconduct or negligence of, or a violation of any Applicable Law by, Seller, its Affiliates, agents, employees or contractors, or from the breach by Seller of the provisions of any of the Transaction Documents.


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            (b)   Indemnification Obligations of Seller. From and after the
Closing Date, Seller shall defend, indemnify and hold Purchaser, its Affiliates, and each of their respective officers, directors, agents, employees, shareholders or members (collectively, "Purchaser Indemnitees"), harmless from and against any and all Damages which Purchaser Indemnitees may incur or suffer, or with which any of them may be faced arising out of:

                  (i) the storage, handling, use, marketing, advertising, promotion, distribution or sale of the Product by Seller and/or its Affiliates, sublicensees, distributors or agents in the Territory, the conduct of the Business by Seller and/or its Affiliates, sublicensees, distributors or agents in the Territory, or Seller's ownership or use of the Purchased Assets, in each case, prior to the Closing Date, excluding all Assumed Liabilities, and on and after the date of a repurchase contemplated by Section 9.02(b)(ii) or 9.02(c);

                  (ii) the breach by Seller of this Agreement including (A) any material inaccuracy in or material breach of any representation or warranty made by Seller in this Agreement; provided, however, that (1) Seller shall not have any liability under this Section 11.02(b)(ii)(A) unless and until, and then only to the extent, the aggregate, cumulative amount of such Damages exceeds the Indemnity Deductible Amount, and (2) in no event shall the aggregate, cumulative liability of Seller for Damages under this Section 11.02(b)(ii)(A) exceed the Seller Indemnity Cap Amount; and provided further that Seller shall only have liability under this
      Section 11.02(b)(ii)(A) to the extent a Purchaser Indemnitee provides written notice to Seller of its claim for indemnification within the applicable period of limitations contemplated in Section 11.01(a), and (B) any material breach by Seller of, or material failure by Seller to comply with, any of its covenants or obligations pursuant to this Agreement;

                  (iii) the enforcement by Purchaser Indemnitees of their rights under this Section 11.02(b);

                  (iv)  Seller's material violation of any Applicable Law; and

                  (v) arising out of or in any way related to the Excluded Liabilities;

provided, however, that (x) in each such case, Seller shall not be liable hereunder to the extent such Damages arise from misconduct or negligence of, or violation of Applicable Law by, Purchaser, its Affiliates, agents, employees or contractors, or from the breach by Purchaser of the provisions of any of the Transaction Documents, ***.

            (c) Procedure. If any Proceeding arises as to which a right of indemnification provided in this Article XI applies, the Person seeking indemnification (the "Indemnified Party"), shall within 20 days notify the party obligated under this Article XI to indemnify the Indemnified Party (the "Indemnifying Party"), thereof in writing, except to the extent that such failure to notify within 20 days does not prejudice the Indemnifying Party's ability to defend or contest any such Proceeding, and allow the Indemnifying Party and its insurers the opportunity to assume direction and control of the defense against such Proceeding, at its sole expense, including the


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settlement thereof at the sole option of the Indemnifying Party or its insurers;
provided, however, that the Indemnifying Party may not enter into any compromise or settlement without the prior written consent of the Indemnified Party unless such compromise or settlement includes as an unconditional term thereof the giving by each plaintiff or claimant to the Indemnified Party of a release from all liability in respect of such claim and only if such compromise or settlement does not include any admission of legal wrongdoing on the part of the Indemnified Party. The Indemnified Party shall fully cooperate with the Indemnifying Party and its insurer in the disposition of any such matter and the Indemnified Party will have the right and option to participate in (but not control) the defense of any Proceeding as to which this Article XI applies, with separate counsel at its election and cost. If the Indemnifying Party fails or declines to assume the defense of any such Proceeding within 30 days after notice thereof, the Indemnified Party may assume the defense thereof for the account and at the risk of the Indemnifying Party. The Indemnifying Party shall pay promptly to the Indemnified Party any Damages to which the indemnity under this Article XI applies, as incurred.

      Section 11.03. Certain Limitations.

            (a) Except as otherwise provided in Section 8.01(f), the sole and exclusive remedy with respect to any breach of any representation, warranty, covenant or agreement contained herein and for the other matters described in Sections 11.02(a) and 11.02(b) (other than (i) with respect to a breach of the terms of a covenant or agreement, as to which Purchaser or Seller, as the case may be, also shall be entitled to seek specific performance or other equitable relief and (ii) with respect to claims for fraud) shall be a claim for Damages (whether by contract, in tort or otherwise, and whether in law, in equity or both) made pursuant to this Article XI. No party shall be entitled to recover any punitive, incidental or consequential damages whatsoever under this Article XI except to the extent any such punitive, incidental or consequential damages shall be payable to a third party.

            (b) Notwithstanding anything to the contrary contained herein, although a party may be entitled to make a claim for indemnification pursuant to more than one section of this Article XI, a party shall not be entitled to recover indemnification for the same claim under more than one section of this
Article XI.

                                   ARTICLE XII
                                   TERMINATION

      Section 12.01. Termination. This Agreement may be terminated at any time prior to the Closing Date:

            (a)   by mutual written agreement of Seller and Purchaser;

            (b) by Seller or Purchaser if the Closing shall not have been consummated by April 15, 2003 (as such date may be extended pursuant to this clause (b), the "Voluntary Termination Date"); provided, however, that neither Seller nor Purchaser may terminate this Agreement pursuant to this clause (b) if the Closing shall not have been consummated by the Voluntary Termination Date by reason of the failure of such party or any of its Affiliates to


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perform in all material respects any of its or their respective covenants or agreements contained in this Agreement; and provided further, that if the only reason the Closing shall not have occurred on or prior to April 15, 2003 is that the condition set forth in Section 10.01(a) has not been satisfied by such date, neither Seller nor Buyer may unilaterally terminate this Agreement until May 31, 2003;

            (c) by either Seller or Purchaser if there shall be any United States Applicable Law that makes consummation of the Contemplated Transactions illegal or otherwise prohibited or if consummation of the Contemplated Transactions would violate any nonappealable final order, decree or judgment of any United States Governmental Authority having competent jurisdiction over such Person; or

            (d)   by Purchaser pursuant to Section 10.04.

Any party desiring to terminate this Agreement pursuant to this Section 12.01 shall give written notice of such termination to the other parties to this Agreement.

      Section 12.02. Effect of Termination. If this Agreement is terminated as permitted by Section 12.01, (a) this Agreement shall forthwith become void and of no further force or effect, except for the following provisions, which shall remain in full force and effect: (i) the representations and warranties set forth in Sections 5.01(k) and 5.02(k) (Finder's Fees), (ii) Section 8.01 (Confidentiality), (iii) Section 8.02 (Press Releases), (iv) Section 8.04 (Tax Matters), (v) this Section 12.02, (vi) Section 13.10 (Governing Law), (vii)
Section 13.12 (Entire Agreement), (viii) Section 13.13 (Expenses), and (ix)
Section 13.15 (Guaranty), and except that any and all claims arising prior to such termination shall survive such termination; and (b) except as otherwise set forth herein, such termination shall be without liability of any party to any other party to this Agreement; provided, however, that if the Contemplated Transactions fail to close as a result of a breach of the provisions of this Agreement by any party, such party shall be fully liable for any and all Damages incurred or suffered by the other parties as a result of all such breaches if the other parties are ready, willing and able to otherwise satisfy their respective obligations under the Transaction Documents. Notwithstanding the foregoing, in the event Purchaser shall terminate this Agreement pursuant to
Section 10.04 by reason of the failure of the closing condition set forth in
Section 10.02(a)(ii), Seller shall have no liability to either Purchaser or Guarantor arising out of such termination unless, and only to the extent that, any representation or warranty of Seller shall have been untrue when made on the date of this Agreement. The rights and remedies provided in this Section 12.02 shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

                                  ARTICLE XIII
                                  MISCELLANEOUS

      Section 13.01. Notices. All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be delivered personally or sent by facsimile transmission, air courier, or registered or certified mail, return receipt requested, addressed as follows:


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            if to Seller:

                  Noven Pharmaceuticals, Inc.
                  11960 S.W. 144th Street
                  Miami, Florida  33186
                  Attention:  CEO & General Counsel
                  Telecopy:  305-964-3340

            with copies (which shall not constitute notice) to:

                  King & Spalding LLP
                  1730 Pennsylvania Avenue, N.W.
                  Washington, D.C.  20006
                  Attention:  Glenn C. Campbell
                  Telecopy:  202-626-3737

            if to Purchaser:

                  Shire US Inc.
                  One Riverfront Place
                  Newport, Kentucky  41071
                  Attention:  General Counsel
                  Telecopy:  859-669-8414

            with copies (which shall not constitute notice) to:

                  Shire Pharmaceuticals Group plc
                  Hampshire International Business Park
                  Chineham
                  Basingstoke
                  Hampshire  RG24 8EP
                  United Kingdom
                  Attention:  Group General Counsel
                  Telecopy:  011-44-1256-894710

            and to:
                  Ulmer & Berne LLP
                  600 Vine Street, Suite 2800
                  Cincinnati, Ohio 45202
                  Attention:  Scott P. Kadish
                  Telecopy:  513-762-6245

            if to Guarantor:

                  Shire Pharmaceuticals Group plc


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                  Hampshire International Business Park
                  Chineham
                  Basingstoke
                  Hampshire  RG24 8EP
                  United Kingdom
                  Attention:  Group General Counsel
                  Telecopy:  011-44-1256-894710

            with copies (which shall not constitute notice) to:

                  Ulmer & Berne LLP
                  600 Vine Street, Suite 2800
                  Cincinnati, Ohio 45202
                  Attention:  Scott P. Kadish
                  Telecopy:  513-762-6245

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such communication shall be deemed to have been delivered (a) when delivered, if delivered personally, (b) when sent (with written confirmation received), if sent by facsimile transmission on a Business Day, (c) on the first Business Day after dispatch (with written confirmation received), if sent by facsimile transmission on a day other than a Business Day, (d) on the second Business Day after dispatch, if sent by air courier, and (e) on the fifth Business Day after mailing, if sent by mail.

      Section 13.02. Disputes. In the event of any controversy or claim arising out of, relating to or in connection with any provision of this Agreement, or the rights or obligations of the parties hereunder, the parties shall try to settle their differences amicably between themselves. Any party may initiate such informal dispute resolution by sending written notice of the dispute to the other parties, and within 10 days after such notice, appropriate representatives of the parties shall meet for attempted resolution by good faith negotiations. If such representatives are unable to resolve promptly such disputed matter, it shall be referred to the presidents of Seller, Purchaser and/or Guarantor, as the case may be, or their respective designees, for discussion and resolution. If such personnel are unable to resolve such dispute within 30 days of initiating such negotiations, the parties agree first to try in good faith to settle the dispute by mediation in Washington, D.C. under the Commercial Mediation Rules of the American Arbitration Association. If following any such mediation the parties still have not been able to resolve any such dispute, the parties agree to submit the dispute to final and binding arbitration before a single arbitrator in Washington, D.C. under the Commercial Arbitration Rules of the American Arbitration Association. The parties agree that a judgment may be entered on the arbitrator's award in any court of competent jurisdiction. The arbitrator in reviewing any claim under this Agreement shall have the exclusive authority to determine any issues as to the arbitrability of any such claim or related disputes under this Agreement. In reaching a decision, the arbitrator shall interpret, apply and be bound by this Agreement and by Applicable Law. The arbitrator shall have no authority to add to, detract from or modify this Agreement or any Applicable Law in any respect. The arbitrator may not grant any remedy or relief that a court of competent jurisdiction


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could not grant, nor any relief or remedy greater than that sought by the parties nor any punitive, incidental or consequential damages, except to the extent any such punitive, incidental or consequential damages shall be payable to a third party. Any up-front costs of the arbitrator shall be borne equally by the parties; provided, however, that the non-prevailing party in any such arbitration shall pay, and to the extent applicable reimburse the prevailing party for, the costs and expenses of the arbitrator, including costs and expenses payable to the American Arbitration Association and to the arbitrator; and provided further, that in the event each party prevails as to certain claims in connection with any such arbitration, the fees of the arbitrator shall be paid and/or reimbursed in accordance with the decision of the arbitrator. Each party shall bear its own costs incurred in connection with attorneys' fees and related expenses. Notwithstanding the foregoing provisions of this Section 13.02, nothing in this Agreement shall limit or in any way restrict the ability of either party to seek injunctive or other equitable relief in a court or other judicial body. For purposes of this Section 13.02, neither the Milestone Payments nor any other portion of the Transaction Consideration shall constitute punitive, incidental or consequential damages.

      Section 13.03. Independent Contractors. In making and performing the Transaction Documents, the parties are acting and shall act as independent contractors. Nothing in this Agreement shall be deemed to create an agency, joint venture or partnership relationship among the parties hereto. No party shall have the authority to obligate another party in any respect, and no party shall hold itself out as having any such authority. All personnel of Seller shall be solely employees of Seller and shall not represent themselves as employees of Purchaser or Guarantor. All personnel of Purchaser and Guarantor shall be solely employees of Purchaser and Guarantor and shall not represent themselves as employees of Seller.

      Section 13.04. Assignment. No party shall have a right to assign this Agreement or delegate any of its rights, interests, duties or obligations hereunder without the prior written consent of the other parties (which consent may be granted in such parties' sole discretion); provided, however, that any party may assign this Agreement to any of its Affiliates without the prior written consent of the other parties; and provided, further that no such assignment of this Agreement shall relieve the assignor of any of its obligations or liabilities under this Agreement. Notwithstanding the foregoing, any party may assign this Agreement without the other parties' prior written consent in connection with the transfer or sale of all or substantially all of its assets or business or its merger or consolidation with another Person upon written notice to the other parties. Any attempted assignment in violation of this Section 13.04 shall be void.

      Section 13.05. Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties hereto, and their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

      Section 13.06. Amendments. This Agreement shall not be modified, amended or supplemented except pursuant to an instrument in writing executed and delivered on behalf of each of the parties hereto.


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      Section 13.07. No Waiver. The failure in any one or more instances of a party to insist upon performance of any of the terms, covenants or conditions of this Agreement, to exercise any right or privilege conferred in this Agreement, or the waiver by said party of any breach of any of the terms, covenants or conditions of this Agreement, shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

      Section 13.08. Counterparts. This Agreement shall become binding when any one or more counterparts hereof, individually or taken together, shall bear the signatures of each of the parties hereto. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against the party whose signature appears thereon, but all of which taken together shall constitute but one and the same instrument. Each party may execute this Agreement on a facsimile of the Agreement. In addition, facsimile signatures of authorized signatories of either party shall be valid and binding and delivery of a facsimile signature by either party shall constitute due execution and delivery of this Agreement.

      Section 13.09. Interpretation. The article and section headings contained in this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement. As used in this Agreement, any reference to the masculine, feminine or neuter gender shall include all genders, the plural shall include the singular, and singular shall include the plural. Unless the context otherwise requires, the term "party" when used herein means a party hereto. References herein to a party or other Person include their respective successors and assigns. The words "include," "includes" and "including" when used herein shall be deemed to be followed by the phrase "without limitation" unless such phrase otherwise appears. Unless the context otherwise requires, references herein to Articles, Sections, Schedules and Attachments shall be deemed references to Articles and Sections of, and Schedules and Attachments to, this Agreement. Unless the context otherwise requires, the words "hereof," "hereby" and "herein" and words of similar meaning when used in this Agreement refer to this Agreement in its entirety and not to any particular Article, Section or provision hereof. With regard to each and every term and condition of this Agreement, the parties understand and agree that the same have or has been mutually negotiated, prepared and drafted, and that if at any time the parties desire or are required to interpret or construe any such term or condition or any agreement or instrument subject thereto, no consideration shall be given to the issue of which party actually prepared, drafted or requested any term or condition of this Agreement.

      Section 13.10. Governing Law. This Agreement and any claims, disputes or causes of action relating to or arising out of this Agreement shall be construed in accordance with and governed by the substantive laws of the State of Delaware, without giving effect to the conflict of laws principles thereof.

      Section 13.11. Unenforceability. If any provisions of this Agreement are determined to be invalid or unenforceable in any jurisdiction, such provisions shall be ineffective to the extent of such invalidity or unenforceability in such jurisdiction, without rendering invalid or unenforceable the remaining provisions hereof or affecting the validity or enforceability of any of


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such provisions of this Agreement in any other jurisdiction. The parties will use their best efforts to substitute the invalid or unenforceable provision with a valid and enforceable one which conforms, as nearly as possible, with the original intent of the parties.

      Section 13.12. Entire Agreement.

            (a) This Agreement, together with the other Transaction Documents, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, commitments, arrangements, negotiations or understandings, whether oral or written, among the parties hereto and their respective Affiliates with respect thereto. There are no agreements, covenants or undertakings with respect to the subject matter of this Agreement other than those expressly set forth or referred to herein and no representations or warranties of any kind or nature whatsoever, express or implied, are made or shall be deemed to be made herein by the parties hereto, except those expressly made in this Agreement and the Transaction Documents.

            (b) THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT NO REPRESENTATION, WARRANTY, PROMISE, INDUCEMENT, UNDERSTANDING, COVENANT OR AGREEMENT HAS BEEN MADE OR RELIED UPON BY ANY PARTY HERETO OTHER THAN THOSE EXPRESSLY SET FORTH IN THE TRANSACTION DOCUMENTS. WITHOUT LIMITING THE GENERALITY OF THE DISCLAIMER SET FORTH IN THE PRECEDING SENTENCE, (I) NEITHER SELLER NOR ANY OF ITS AFFILIATES HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATIONS OR WARRANTIES, IN ANY PRESENTATION OR WRITTEN INFORMATION RELATING TO THE BUSINESS GIVEN OR TO BE GIVEN IN CONNECTION WITH THE CONTEMPLATED TRANSACTIONS, IN ANY FILING MADE OR TO BE MADE BY OR ON BEHALF OF SELLER OR ANY OF ITS AFFILIATES WITH ANY GOVERNMENTAL AUTHORITY, AND NO STATEMENT MADE IN ANY SUCH PRESENTATION OR WRITTEN MATERIALS, MADE IN ANY SUCH FILING OR CONTAINED IN ANY SUCH OTHER INFORMATION SHALL BE DEEMED A REPRESENTATION OR WARRANTY HEREUNDER OR OTHERWISE, AND (II) SELLER EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTIES, INCLUDING WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE AND WARRANTIES OF MERCHANTABILITY. EACH OF PURCHASER AND GUARANTOR ACKNOWLEDGES THAT SELLER HAS INFORMED IT THAT NO PERSON HAS BEEN AUTHORIZED BY SELLER OR ANY OF ITS AFFILIATES TO MAKE ANY REPRESENTATION OR WARRANTY IN RESPECT OF THE BUSINESS OR IN CONNECTION WITH THE CONTEMPLATED TRANSACTIONS, UNLESS IN WRITING AND CONTAINED IN THIS AGREEMENT OR IN ANY OF THE TRANSACTION DOCUMENTS TO WHICH THEY ARE A PARTY.

      Section 13.13. Expenses. Except as expressly set forth herein, each party hereto shall bear all fees and expenses incurred by such party in connection with, relating to or arising out of the execution, delivery and performance of this Agreement and the consummation of the Contemplated Transactions, including attorneys', accountants' and other professional fees and expenses.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


      Section 13.14. Disclosure. Certain information set forth in the Disclosure Schedules has been included and disclosed solely for informational purposes and may not be required to be disclosed pursuant to the terms and conditions of this Agreement. The disclosure of any such information shall not be deemed to constitute an acknowledgement or agreement that the information is required to be disclosed in connection with the representations and warranties made in this Agreement or that the information is material, nor shall any information so included and disclosed be deemed to establish a standard of materiality or otherwise be used to determine whether any other information is material.

      Section 13.15. Guarantor Obligations. Guarantor hereby absolutely, unconditionally and irrevocably guarantees, as principal obligor, and not merely as surety, to Seller and its successors and assigns (a) the due and punctual payment in full of the Transaction Consideration, the discharge of the Assumed Liabilities and all other obligations of Purchaser hereunder, including Purchaser's indemnification obligations under Article XI and Purchaser's obligations under the Transaction Documents, and (b) the performance by Shire Ireland of all of its duties and obligations under the Transaction Documents to which it is a party (collectively, the "Obligations"). The foregoing obligation of Guarantor constitutes a continuing guaranty of payment, and not of collection, and is and shall be absolute and unconditional under any and all circumstances, including circumstances that might otherwise constitute a legal or equitable discharge of a surety or guarantor. Guarantor waives any right to require that resort for payment first be had by Seller against Purchaser and/or Shire Ireland, as the case may be. The obligation of Guarantor hereunder shall not be discharged, impaired or otherwise affected by the failure of Seller to assert any claim or demand against Purchaser and/or Shire Ireland, as the case may be, or to enforce any remedy hereunder. Notwithstanding the foregoing, (i) nothing in this Section 13.15 shall create any liabilities or obligations for Guarantor to the extent Purchaser and/or Shire Ireland, as the case may be, would not have liability or otherwise be responsible to Seller hereunder, and
(ii) Guarantor shall have the right to assert as a defense (including rights of set off and counterclaim) to any of its obligations hereunder any defense that would be available to it had it duly authorized and entered into the Obligations directly.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of date first above written.

                                    NOVEN PHARMACEUTICALS, INC.



                                    By:        /s/ Robert C. Strauss
                                       ---------------------------------------
                                       Name:   Robert C. Strauss
                                       Title:  President, CEO and Chairman



                                    SHIRE US INC.

                                    By:        /s/ William A. Nuerge
                                       ---------------------------------------
                                       Name:   William A. Nuerge
                                       Title:  President and CEO



                                    SHIRE PHARMACEUTICALS GROUP PLC

                                    By:        /s/ Kevin T. Anderson
                                       ---------------------------------------
                                       Name:   Kevin T. Anderson
                                       Title:  Attorney in Fact

                                                                  ATTACHMENT III

                                LICENSE AGREEMENT

                        DATED AS OF ____________ __, 2003

                                 BY AND BETWEEN

                           NOVEN PHARMACEUTICALS, INC.

                                       AND

                      SHIRE PHARMACEUTICALS IRELAND LIMITED

                                TABLE OF CONTENTS

                                                                                               PAGE
ARTICLE I                  DEFINITIONS.......................................................   1

         Section 1.01.     Definitions.......................................................   1
         Section 1.02.     Other Definitions.................................................   5

ARTICLE II                 LICENSE GRANTS....................................................   5

         Section 2.01.     License Grant:  Patents...........................................   5
         Section 2.02.     Limitations on License Granted Under Section 2.01.................   6
         Section 2.03.     Quality Control...................................................   6
         Section 2.04.     Sublicense........................................................   6

ARTICLE III                INTELLECTUAL PROPERTY MATTERS.....................................   7

         Section 3.01.     Infringement or Other Actions Regarding the Technology............   7
         Section 3.02.     Other Third Party Claims..........................................   7
         Section 3.03.     Maintenance of Noven Patents......................................   8

ARTICLE IV                 CONFIDENTIALITY...................................................   8

         Section 4.01.     Confidentiality...................................................   8
         Section 4.02.     Press Releases...................................................   10

ARTICLE V                  REPRESENTATIONS AND WARRANTIES OF SHIRE IRELAND..................   10

         Section 5.01.     Representations and Warranties of Shire Ireland..................   10

ARTICLE VI                 INDEMNIFICATION..................................................   11

         Section 6.01.     Indemnification..................................................   11
         Section 6.02.     Certain Limitations..............................................   12

ARTICLE VII                TERM AND TERMINATION.............................................   13

         Section 7.01.     Term.............................................................   13
         Section 7.03.     Effect of Termination............................................   13

ARTICLE VIII               MISCELLANEOUS....................................................   14

         Section 8.01.     Notices..........................................................   14
         Section 8.02.     Disputes.........................................................   15
         Section 8.03.     Independent Contractors..........................................   16
         Section 8.04.     Assignment.......................................................   16
         Section 8.05.     Binding Effect; Benefit..........................................   16
         Section 8.06.     Amendments.......................................................   16

                                                                                               PAGE
         Section 8.07.     No Waiver........................................................   16
         Section 8.08.     Counterparts.....................................................   17
         Section 8.09.     Interpretation...................................................   17
         Section 8.10.     Governing Law....................................................   17
         Section 8.11.     Unenforceability.................................................   17
         Section 8.12.     Entire Agreement.................................................   18
         Section 8.13.     Expenses.........................................................   18
         Section 8.14.     Force Majeure....................................................   19

                                LIST OF EXHIBITS

Exhibit A                  Noven Patents

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                LICENSE AGREEMENT

      This LICENSE AGREEMENT (together with any Exhibits and Schedules hereto, this "Agreement") is entered into as of this ___ day of ________ 2003 (the "Effective Date"), by and between NOVEN PHARMACEUTICALS, INC., a Delaware corporation ("Noven"), and SHIRE PHARMACEUTICALS IRELAND LIMITED, a Republic of Ireland corporation ("Shire Ireland").

                              W I T N E S S E T H:

      WHEREAS, Noven, and Shire US Inc., a New Jersey corporation ("Shire"), and Shire Pharmaceuticals Group plc, a corporation organized under the laws of England and Wales, are parties to the Transaction Agreement, dated as of February 26, 2003 (the "Transaction Agreement"), pursuant to which Noven has agreed to transfer to Shire certain of the assets held, owned or used by Noven in connection with the Business;

      WHEREAS, simultaneously with the execution of this Agreement, Noven and Shire Ireland are entering into a Toll Conversion and Supply Agreement (the "Toll Conversion and Supply Agreement"), pursuant to which Noven will manufacture and supply to Shire Ireland certain of Shire Ireland's requirements of the Product for sale within the Territory; and

      WHEREAS, Noven desires to license to Shire Ireland the Technology on the terms and conditions set forth in this Agreement;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties contained herein and for other good and valuable consideration, including the payments to be made to Noven by Shire in accordance with the Transaction Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

      Section 1.01. Definitions. As used herein, the following capitalized terms have the following meanings:

      "ADHD" means Attention Deficit Hyperactivity Disorder and/or Attention Deficit Disorder.

      "Affiliate" means, when used with respect to a Person, any other Person directly or indirectly controlling, controlled by or under common control with the subject Person. For purposes of this Agreement, "control" means the direct or indirect ownership of over 50% of the outstanding voting securities of a Person.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

      "Applicable Law" means, with respect to any Person, any domestic or foreign, federal, state or local statute, treaty, law, ordinance, rule, regulation, administrative interpretation, order, writ, injunction, judicial decision, decree or other requirement of any Governmental Authority applicable to such Person or any of such Person's respective properties, assets, officers, directors, employees, consultants or agents (in connection with such officers', directors', employees', consultants' or agents' activities on behalf of such Person).

      "Business" means the business as conducted by Noven prior to the Effective Date consisting of the development, manufacture, testing and clinical and non-clinical trials of the Product, and which business, upon receipt of the Regulatory Approval, shall additionally consist of marketing, advertising, promoting, distributing, selling, using and otherwise disposing of the Product.

      "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York, USA are authorized or required by law to close.

      "Code of Federal Regulations," or "C.F.R." means the codification of the general and permanent rules published in the Federal Register by the Executive department and agencies of the United States federal government. Title 21 of the C.F.R. contains the regulations promulgated by the FDA pursuant to the FDC Act.

      "Competing Product" means ***.

      "Confidential Information" means all secret, confidential or proprietary data, know-how and related information, including all INDs, NDAs, Regulatory Applications, Regulatory and Clinical Materials and related filings, applications and data, the content of any unpublished patent applications, operating methods and procedures, marketing, manufacturing, distribution and sales methods and systems, sales figures, pricing policies and price lists and other business information and shall include all information disclosed or accessed by the parties pursuant to the provisions this Agreement.

      "Contemplated Transactions" means the transactions contemplated by the Transaction Documents.

      "Damages" means all liabilities, demands, obligations, assessments, judgments, levies, losses, fines, penalties, damages (including compensatory damages), costs and expenses, including reasonable attorneys', accountants', investigators', and experts' fees and expenses, reasonably sustained or incurred in connection with the defense or investigation of any Proceedings (including any Proceedings to establish insurance coverage).

      "Develop" means, with respect to the Product, to conduct clinical and non-clinical development and commercialization activities, including (subject to the requirements and restrictions of Applicable Law) the right to market and sell the Product throughout the Territory, which activities shall not, in any event, include modifications to the structure or composition of the Product and shall not include any right to manufacture the Product.

      "FDA" means the United States Food and Drug Administration and any successor agency

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

      thereto.

      "FDC Act" means the United States Federal Food, Drug and Cosmetic Act, 21 U.S.C.Section 301 et seq., as amended, and the regulations promulgated thereunder, as amended from time to time.

      "Field" means therapeutic uses of the Product, whether or not for the treatment of ADHD.

      "GAAP" means generally accepted accounting principles in effect in the United States from time to time.

      "Governmental Authority" means any foreign, domestic, federal, territorial, state or local governmental authority, quasi-governmental authority, instrumentality, court, government or self-regulatory organization (including any national or international securities exchange and The NASDAQ Stock Market), commission, tribunal or organization or any regulatory, administrative or other agency, or any political or other subdivision, department or branch of any of the foregoing.

      "IND" means an Investigational New Drug Application, as defined in the 21 C.F.R.Section 312.3.

      "Inventions" means the inventions relating to the Product that are owned by Noven during the term of this Agreement and are the subject of the Noven Patents.

      "Milestone Payments" has the meaning specified in the Transaction
Agreement.

      "New Drug Application," or "NDA," means an application, including amendments and supplements thereto, filed by a Person with the FDA to obtain FDA approval of a new drug or therapy, as the context indicates, as defined in 21 C.F.R. Section 314.3.

      "Noven Patents" means all patents and patent applications, as listed in Exhibit A, in the Territory covering Inventions for use in the Field in the Territory, and any improvement patents, reissues, confirmations, renewals, extensions, counterparts, divisions, continuations, continuations-in-part or patents-of-addition issued or assigned to Noven of the patents or patent applications listed in Exhibit A, but only to the extent covering the Product in the Field in the Territory. Subject to the parties reaching an agreement pursuant to Section 8.03(c) of the Transaction Agreement, the term "Noven Patents" also shall include any of Noven's future patents and patent applications for Inventions relating to methylphenidate.

      "Person" means an individual, a corporation, a general partnership, a limited partnership, a limited liability company, a limited liability partnership, an association, a trust or any other entity or organization, including a Governmental Authority.

      "Proceedings" means governmental, judicial, administrative or adversarial proceedings (public or private), litigation, suits, arbitration, disputes, claims, causes of action or investigations.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

      "Product" means the transdermal methylphenidate drug delivery system that has and is being developed, manufactured and tested by Noven, and for which there is currently pending the Product NDA, and all improvements, modifications and variations to the transdermal methylphenidate drug delivery system made by Noven or its Affiliates during the term of this Agreement.

      "Product IND" means the IND (IND File No. 54,732) submitted to the FDA by Noven on December 12, 1997, seeking approval to develop, test and perform clinical and non-clinical trials of the Product, along with any amendments, correspondence or supplements thereto and incorporated therein.

      "Product NDA" means the NDA (NDA File No. 21-514) submitted to the FDA by Noven on June 27, 2002, seeking approval to commercially market the Product for the treatment of ADHD, along with any amendments, correspondence or supplements thereto and incorporated therein.

      "Regulatory and Clinical Materials" means all documents, supporting materials and other materials relating to the Regulatory Application, any regulatory approval or other matter required to be submitted to any Regulatory Authority in relation to the Product, including IND and NDA and documents, supporting materials and other materials relating to any drug master file, investigators' brochures, clinical studies (including any Phase IV clinical studies), safety data, adverse event reports, questionnaires, consultants reports, correspondence (including correspondence with any Regulatory Authority), batch reports, protocols, specifications, quality assurance, quality control, customer queries and any responses thereto, and any compilation or evaluations thereof, and question and answer scripts.

      "Regulatory Application" means the applications submitted by Noven to the FDA seeking approval for the development, manufacture, testing, storage, transport, marketing, advertisement, promotion, sale, use, distribution or other disposal of the Product in all or any portion of the Territory, including the Product IND and the Product NDA.

      "Regulatory Approval" has the meaning specified in the Transaction Agreement.

      "Regulatory Authority" means a Governmental Authority that has the authority over the manufacture, use, storage, import, export, clinical testing, transport, marketing, sale or distribution of the Product in all or any portion of the Territory, including the FDA.

      "Securities Laws" means the United States Securities Act of 1933, as amended, the United States Securities Exchange Act of 1934, as amended, and any other similar law or regulation of a Governmental Authority, or any successor to any such laws or regulations, together with any rules, regulations or listing standards or agreements of any national or international securities exchange or The NASDAQ Stock Market.

      "Subsidiary" as it relates to any Person, shall mean with respect to such Person, any other Person of which the specified Person, either directly or through or together with any other of its Subsidiaries, owns more than 50% of the voting power in the election of directors or their

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

equivalents, other than as affected by events of default.

      "Technology" means any and all data, information (whether proprietary to Noven or not), technology, know-how, processes, methods, skills, trade secrets, developments, discoveries and inventions, owned by Noven, to the extent but only to the extent related to the Product, including the Noven Patents. Notwithstanding the foregoing, Technology shall not include data, information (whether proprietary to Noven or not), technology, know-how, processes, methods, skills, trade secrets, developments, discoveries and inventions related to the manufacture of the Product or specifications, processes or procedures relating thereto, except to the extent required to obtain Regulatory Approval for the Product.

      "Territory" means the entire world.

      "Transaction Documents" has the meaning specified in the Transaction Agreement.

      Section 1.02. Other Definitions. Each of the following terms is defined in the section of this Agreement referenced opposite such term.

         Term                                                         Section
         Agreement...............................................     Preamble
         Disclosing Party........................................     4.01
         Effective Date..........................................     Preamble
         Indemnified Party.......................................     6.01(c)
         Indemnifying Party......................................     6.01(c)
         Noven...................................................     Preamble
         Noven Indemnitees.......................................     6.01(a)
         Obligations.............................................     8.15
         Receiving Party.........................................     4.01
         Shire...................................................     Recitals
         Shire Ireland...........................................     Preamble
         Shire Ireland Indemnitees...............................     6.01(b)
         Toll Conversion and Supply Agreement....................     Recitals
         Transaction Agreement...................................     Recitals

                                   ARTICLE II
                                 LICENSE GRANTS

      Section 2.01. License Grant: Patents. Except as otherwise provided herein and subject to the terms and conditions of this Agreement, including the provisions of Article VII, with effect from the Effective Date, Noven hereby grants to Shire Ireland an unconditional, irrevocable, royalty-free, perpetual, exclusive license in the Territory of rights under the Noven Patents, including the right to grant sublicenses in accordance with Section 2.04, to Develop, use, make, have made, sell or otherwise dispose of the Product under the Technology; provided, however, that notwithstanding the foregoing, Shire Ireland shall not have the right to make or have made the Product other than (a) as expressly contemplated or provided in the Toll Conversion and

Supply Agreement, or (b) following the termination of the Toll Conversion and Supply Agreement in accordance with its terms. Notwithstanding the foregoing, nothing in this Agreement shall limit in any way Noven's right (i) to make or have made the Product under the terms and conditions of the Toll Conversion and Supply Agreement or for the other purposes contemplated by clause (ii) or clause
(iii) of this sentence, (ii) to Develop, use or otherwise dispose of the Product, or to authorize another Person to Develop, use or otherwise dispose of the Product, for the purpose of conducting research or clinical trials of improved transdermal methylphenidate drug delivery products or other products with an indication for ADHD, or of products for indications other than ADHD and which do not include delivery of methylphenidate, or (iii) to Develop, use, promote, sell or otherwise dispose of a product other than the Product, whether on its own, together with another Person or through a license or other grant of rights to another Person.

      Section 2.02. Limitations on License Granted Under Section 2.01. Shire Ireland shall not be entitled to exercise the rights granted to it under Section
2.01 unless such rights are exercised pursuant to an effective and active Regulatory Approval and in accordance with all Applicable Laws.

      Section 2.03. Quality Control. Shire Ireland shall only Develop, market, promote, sell, distribute, use or otherwise dispose of the Product, and any materials used in connection with the Product, including any labeling, packaging and advertising, in accordance with all Applicable Laws. Notwithstanding the fact that Shire Ireland shall be obligated to ensure that the Product is manufactured, stored, marketed, promoted, sold, distributed, used or otherwise disposed of in accordance with Applicable Law, Noven shall have the right to take any and all actions it deems necessary or appropriate (including seeking or obtaining preliminary or permanent injunctive relief) to ensure that the Product is used in a manner consistent with the terms and conditions of this Agreement, in a manner consistent with Applicable Law.

      Section 2.04. Sublicense. Prior to the date on which Shire has paid Noven the full amount of the Milestone Payments, Shire Ireland shall not have the right to sublicense any of the rights granted by Noven under Section 2.01. On and after the date Shire has paid Noven the full amount of the Milestone Payments, Shire Ireland shall have the right to sublicense the rights granted by Noven under Section 2.01; provided, that (i) Shire Ireland shall give written notice of such sublicense to Noven, (ii) the sublicensee shall confirm in writing to and for the benefit of Noven that it will comply with the covenants and agreements of Shire Ireland hereunder, and (iii) no such sublicense pursuant to this Section 2.04 shall relieve Shire Ireland of any of its obligations or liabilities under this Agreement. Except as otherwise provided in the Toll Conversion and Supply Agreement, Noven shall have no obligation to supply the Product to any sublicensee of Shire Ireland (or of any Affiliate, successor, assignee or delegatee of Shire Ireland, as the case may be) pursuant to this
Section 2.04. Notwithstanding the foregoing, Shire Ireland may sublicense the rights granted by Noven under Section 2.01 to any of its Affiliates without the prior written consent of Noven; provided, that no such sublicense shall relieve Shire Ireland of any of its obligations or liabilities under this Agreement.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                  ARTICLE III
                          INTELLECTUAL PROPERTY MATTERS

      Section 3.01. Infringement or Other Actions Regarding the Technology.

            (a) If, at any time on or after the Effective Date, either party shall become aware of any infringement or threatened infringement of the Noven Patents or any unfair competition, inappropriate or unauthorized use, disparagement or other tortious act by any third party in relation to the Technology, then the party having such knowledge shall give prompt notice thereof to the other party.

            (b) Subject to Section 3.02, Shire Ireland shall have the right to take such action as it deems appropriate to protect and enforce the Noven Patents in the Territory against any Competing Product, including initiating an appropriate Proceeding or threatening to initiate an appropriate Proceeding to prevent or eliminate the infringement of such Noven Patents with regard to any Competing Product, or the unfair competition, inappropriate or unauthorized use, disparagement or other tortious act by any third party in relation to the Technology in the Territory. Subject to Section 3.01(c) below, Noven agrees to cooperate with Shire Ireland if and to the extent reasonably requested by Shire Ireland, including joining as a party to such Proceeding, if necessary to maintain standing.

            (c) ***.

            (d) ***.

            (e) All amounts awarded as damages, profits or otherwise in connection with any action specified in Section 3.01(b) taken by Shire Ireland shall be ***. If Shire Ireland elects not to take any action of the nature specified in Section 3.01(b) within 60 days of becoming aware or receiving notice under Section 3.01(a) of any infringement, threatened infringement, unfair competition, disparagement or other tortious act identified in Section 3.01(a), Shire Ireland shall give Noven notice of such decision, and Noven thereafter shall have the right to take any action of the nature specified in
Section 3.01(b). In such event, all amounts awarded as damages, profits or otherwise in connection with any action taken by Noven shall be ***.

            (f) Notwithstanding the provisions of Section 3.01(b), Noven shall have the right, and Shire Ireland shall not have the right, to take such actions as it deems appropriate to protect and enforce the Technology in any Proceeding other than a Proceeding seeking to protect or enforce the Technology in the Territory against a Competing Product. All amounts awarded as damages, profits or otherwise in connection with any action specified in this Section 3.01(f) taken by Noven shall be paid to and become the sole property of Noven.

      Section 3.02. Other Third Party Claims.

            (a) If, at any time on or after the Effective Date, any party shall become aware of any Proceeding or threat of any Proceeding by a third party alleging that any of the Noven Patents (or any

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

claims asserted in the Noven Patents) are invalid or unenforceable, or otherwise seeking to limit the scope, construction or interpretation of any of the Noven Patents (or any claims asserted in the Noven Patents), such party shall promptly notify the other parties of the same.

            (b) ***.

            (c) ***.

            Section 3.03. Maintenance of Noven Patents. Noven shall pay all necessary maintenance and related expenses to maintain the Noven Patents in those jurisdictions within the Territory where the Noven Patents are currently filed as of the Effective Date. Noven shall, from and after the Effective Date, upon the request and at the expense of Shire Ireland, use reasonable commercial efforts to file additional applications and to take such other reasonable actions necessary to obtain protection of the Noven Patents in additional jurisdictions within the Territory. Noven agrees to consult with Shire Ireland with regard to the prosecution of the Noven Patents to the extent relating to the Product.

                                   ARTICLE IV
                                 CONFIDENTIALITY

            Section 4.01. Confidentiality.

                  (a) Pursuant to the terms of this Agreement, each party (in such capacity, the "Disclosing Party"), has disclosed and will be disclosing to the other parties and/or their Affiliates or representatives (in such capacity, the "Receiving Party"), certain Confidential Information of the Disclosing Party. The Receiving Party shall make no use of such Confidential Information except in the exercise of its rights and the performance of its obligations set forth in this Agreement. The Receiving Party shall use the same efforts to keep secret, and prevent the disclosure to third parties of, Confidential Information of the Disclosing Party as it would use with respect to its own Confidential Information. Confidential Information disclosed by the Disclosing Party shall remain the sole and absolute property of the Disclosing Party, subject to the rights granted herein. The above restrictions on the use and disclosure of Confidential Information shall not apply to any information which (i) is already known to the Receiving Party at the time of disclosure by the Disclosing Party, as demonstrated by competent proof, (ii) is or becomes generally available to the public other than through any act or omission of the Receiving Party in breach of this Agreement, (iii) is acquired by the Receiving Party from a third party who is not, directly or indirectly, under an obligation of confidentiality to the Disclosing Party with respect to same, or (iv) is developed independently by the Receiving Party without use, direct or indirect, of information that is required to be held confidential hereunder.

                  (b) In the event the Receiving Party is required (i) by Applicable Law to disclose Confidential Information of the Disclosing Party to any Regulatory Authorities to obtain Regulatory Approval for the Product or to comply with the requirement of any Regulatory Authority, (ii) to disclose Confidential Information of the Disclosing Party to respond to an inquiry of a Regulatory Authority or Governmental Authority concerning the Product, or (iii) to disclose Confidential Information of the Disclosing Party in a judicial, administrative or

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

arbitration proceeding to enforce such party's rights under this Agreement, it may do so only if it (A) provides the Disclosing Party with as much advance written notice as possible of the required disclosure, (B) cooperates with the Disclosing Party in any attempt to prevent or limit the disclosure, and (C) limits disclosure, if any, to the specific purpose at issue.

                  (c) Notwithstanding the provisions of this Section 4.01:

                        (i) Shire Ireland shall be permitted to disclose to its distributors, wholesalers and other direct customers such Confidential Information relating to the Product as Shire Ireland shall reasonably determine to be necessary or useful in order to effectively market and distribute the Product;

                        (ii) Noven shall be permitted to disclose such Confidential Information relating to the Product as Noven shall reasonably determine to be necessary or useful in order to effectively perform its obligations under the Toll Conversion and Supply Agreement;

                        (iii) Noven shall be permitted to disclose such Confidential Information relating to the Product as it shall reasonably determine to be necessary or useful in order to pursue or obtain any regulatory approvals in respect of any other transdermal drug delivery products;

                        (iv) each of Noven and Shire Ireland shall be permitted to disclose to a Regulatory Authority such Confidential Information relating to the Product as it shall reasonably determine (but only after consulting with the other parties to the extent practicable) to be necessary to comply with the provisions of Applicable Law; and

                        (v) nothing in this Section 4.01 shall be interpreted to limit the ability of either Noven or Shire Ireland to disclose its own Confidential Information to the other parties or any other Person on such terms and subject to such conditions as it deems advisable or appropriate;

provided, however, that in each such case any third party recipients of any Confidential Information (other than a Regulatory Authority or other Governmental Authority) undertake substantially the same confidentiality obligation as the parties hereunder with respect to such Confidential Information.

            (d) Each of Noven and Shire Ireland acknowledge and agree that the terms and conditions of this Agreement shall be considered Confidential Information of each party and shall be treated accordingly. Notwithstanding the foregoing, Shire Ireland acknowledges and agrees that Noven may be required to disclose some or all of the information included in this Agreement in order to comply with its obligations under the Securities Laws, and hereby consents to such disclosure to the extent deemed advisable or appropriate by counsel to Noven (but only after consulting with Shire Ireland to the extent practicable).

            (e) Each party specifically recognizes that any breach by it of this
Section 4.01


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may cause irreparable injury to the other parties and that actual damages may be difficult to ascertain, and in any event, may be inadequate. Accordingly (and without limiting the availability of legal or equitable, including injunctive, remedies under any other provisions of this Agreement), each party agrees that in the event of any such breach, notwithstanding the provisions of Section 8.02 or Article VI hereof, the other parties shall be entitled to seek, by way of private litigation in the first instance, injunctive relief and such other legal and equitable remedies as may be available.

            Section 4.02. Press Releases. Except as may be required by Applicable Law, no party shall originate any publicity, press or news release or other public announcement, written or oral, whether to the public press or otherwise, relating to this Agreement, or to the existence of an arrangement between the parties, without the prior written approval of the other parties. In the event disclosure of this Agreement, or any of the terms and conditions of this Agreement is required by Applicable Law, the party required to so disclose such information shall, to the extent possible, provide to the other parties for their prior approval (such approval not to be unreasonably withheld or delayed) a written copy of such public announcement. When practicable, the party required to disclose such information will provide such copy to the other parties at least five Business Days prior to disclosure.

                                   ARTICLE V
                 REPRESENTATIONS AND WARRANTIES OF SHIRE IRELAND

      Section 5.01. Representations and Warranties of Shire Ireland. Shire Ireland represents and warrants to Noven as of the Effective Date that:

            (a) Organization. Shire Ireland is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. As of the Closing Date, Shire Ireland will be duly qualified to do business in each jurisdiction where the character of its business (after giving effect to the Contemplated Transactions) make such qualifications necessary to carry on its business.

            (b) Power, Authority and Enforceability. Shire Ireland has full corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated herein. This Agreement has been or shall be duly executed and delivered by duly authorized signatories of Shire Ireland. This Agreement constitutes a valid and binding obligation of Shire Ireland, enforceable against Shire Ireland in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally.

            (c) No Violation. Neither the execution and delivery of this Agreement nor the consummation by Shire Ireland of the transactions contemplated hereby, will (i) conflict with or result in a breach of any of the terms, conditions or provisions of Shire Ireland's certificate of incorporation or other governing or charter document, or of any statute or administrative regulation, or, to the best of its knowledge, of any order, writ, injunction, judgment or decree of


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any court or governmental authority or of any arbitration award or any agreement binding upon Shire Ireland or its assets, or (ii) to the best of its knowledge, contravene or conflict with, or constitute a violation of, any provisions of any Applicable Law binding upon Shire Ireland.

            (d) No Default. Shire Ireland is not a party to any unexpired, undischarged or unsatisfied written or oral contract, agreement, indenture, mortgage, debenture, note or other instrument under the terms of which performance by Shire Ireland according to the terms of this Agreement will be a default, or whereby timely performance by Shire Ireland according to the terms of this Agreement may be prohibited, prevented or delayed.

                                   ARTICLE VI
                                 INDEMNIFICATION

      Section 6.01. Indemnification. In order to distribute between themselves the responsibility for claims arising out of this Agreement, and except as otherwise specifically provided for herein, from and after the Effective Date, the parties shall indemnify each other as provided in this Section 6.01.

            (a) Indemnification Obligations of Shire Ireland. From and after the Effective Date, Shire Ireland shall defend, indemnify and hold Noven, its Affiliates, and each of their respective officers, directors, agents, employees and shareholders (collectively, "Noven Indemnitees"), harmless from and against any and all Damages which Noven Indemnitees may incur or suffer, or with which any of them may be faced arising out of:

                  (i) the breach by Shire Ireland of this Agreement including any material breach by Shire Ireland of, or material failure by Shire Ireland to comply with, any of its covenants or obligations pursuant to this Agreement;

                  (ii) the enforcement by Noven Indemnitees of their rights under this Section 6.01(a); and

                  (iii) Shire Ireland's material violation of any Applicable
Law;

provided, however, that, in each such case, Shire Ireland shall not be liable hereunder to the extent such Damages arise from misconduct or negligence of, or a violation of any Applicable Law by Noven, its Affiliates, agents, employees or contractors, or from the breach by Noven of the provisions of any of the Transaction Documents.

            (b) Indemnification Obligations of Noven. From and after the Effective Date, Noven shall defend, indemnify and hold Shire Ireland, its Affiliates, and each of their respective officers, directors, agents, employees, shareholders or members (collectively, "Shire Ireland Indemnitees") harmless from and against any and all Damages which Shire Ireland Indemnitees may incur or suffer, or with which any of them may be faced arising out of:

                  (i) the breach by Noven of this Agreement including any material breach by Noven of, or material failure by Noven to comply with, any of its covenants or


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obligations pursuant to this Agreement;

                  (ii) the enforcement by Shire Ireland Indemnitees of their rights under this Section 6.01(b); and

                  (iii) Noven's material violation of any Applicable Law;

provided, however, that, in each such case, Noven shall not be liable hereunder to the extent such Damages arise from misconduct or negligence of, or a violation of any Applicable Law by Shire Ireland, its Affiliates, agents, employees or contractors, or from the breach by Shire Ireland of any of the provisions of the Transaction Documents.

            (c) Procedure. If any Proceeding arises as to which a right of indemnification provided in this Article VI applies, the Person seeking indemnification (the "Indemnified Party"), shall within 20 days notify the party obligated under this Article VI to indemnify the Indemnified Party (the "Indemnifying Party"), thereof in writing, except to the extent that such failure to notify within 20 days does not prejudice the Indemnifying Party's ability to defend or contest any such Proceeding, and allow the Indemnifying Party and its insurers the opportunity to assume direction and control of the defense against such Proceeding, at its sole expense, including the settlement thereof at the sole option of the Indemnifying Party or its insurers; provided, however, that the Indemnifying Party may not enter into any compromise or settlement without the prior written consent of the Indemnified Party unless such compromise or settlement includes as an unconditional term thereof the giving by each plaintiff or claimant to the Indemnified Party of a release from all liability in respect of such claim and only if such compromise or settlement does not include any admission of legal wrongdoing on the part of the Indemnified Party. The Indemnified Party shall fully cooperate with the Indemnifying Party and its insurer in the disposition of any such matter and the Indemnified Party will have the right and option to participate in (but not control) the defense of any Proceeding as to which this Article VI applies, with separate counsel at its election and cost. If the Indemnifying Party fails or declines to assume the defense of any such Proceeding within 30 days after notice thereof, the Indemnified Party may assume the defense thereof for the account and at the risk of the Indemnifying Party. The Indemnifying Party shall pay promptly to the Indemnified Party any Damages to which the indemnity under this Article VI applies, as incurred.

      Section 6.02. Certain Limitations.

            (a) Except as otherwise provided in Section 4.01(e), the sole and exclusive remedy with respect to any breach of any representation, warranty, covenant or agreement contained herein and for the other matters described in Sections 6.01(a) and 6.01(b) (other than (i) with respect to a breach of the terms of a covenant or agreement, as to which Shire Ireland or Noven, as the case may be, also shall be entitled to seek specific performance or other equitable relief and (ii) with respect to claims for fraud) shall be a claim for Damages (whether by contract, in tort or otherwise, and whether in law, in equity or both) made pursuant to this Article VI. No party shall be entitled to recover any punitive, incidental or consequential damages whatsoever under this
Article VI, except to the extent any such punitive, incidental or consequential damages are payable to a third party.


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            (b) Notwithstanding anything to the contrary contained herein, although a party may be entitled to make a claim for indemnification pursuant to more than one section of this Article VI, a party shall not be entitled to recover indemnification for the same claim under more than one section of this
Article VI.

                                  ARTICLE VII
                              TERM AND TERMINATION

      Section 7.01. Term. This Agreement and the license granted hereunder shall terminate and be of no further force or effect upon the earlier of:

            (a) the date of a termination of the Toll Conversion and Supply Agreement by Noven pursuant to Section 10.02(b) thereof, but only if such termination occurs prior to payment in full of each of the Milestone Payments;

            (b) the termination of this Agreement pursuant to Section 9.02(b)(ii) or Section 9.02(c) of the Transaction Agreement; or

            (c) the termination of this Agreement in accordance with Section
7.02.

      Section 7.02. Certain Termination Events.

            (a) ***.

            (b) This Agreement shall terminate and shall be of no further force or effect on the date on which the last of the Noven Patents in force in the Territory shall (a) expire by its terms, or (b) be adjudicated invalid or unenforceable in the Territory by the judgment of a court of competent jurisdiction, which judgment shall not be subject to appeal; provided, that following any such termination, nothing in this Agreement shall limit the right of Shire Ireland to market and sell the Product.

      Section 7.03. Effect of Termination. Upon termination, this Agreement shall forthwith become void and of no further force or effect, except for the following provisions, which shall remain in full force and effect: (a) Section
4.01 (Confidentiality), (b) Section 4.02 (Press Releases), (c) this Section 7.03, (d) Section 8.10 (Governing Law), (e) Section 8.12 (Entire Agreement) and
(f) Section 8.13 (Expenses). The rights and remedies provided in this Article VII shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law. Any termination of this Agreement shall not affect any right or claim hereunder that arises prior to such termination, which claims and rights shall survive any such termination.


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                                  ARTICLE VIII
                                  MISCELLANEOUS

      Section 8.01. Notices. All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be delivered personally or sent by facsimile transmission, air courier or registered or certified mail, return receipt requested, addressed as follows:

                  if to Noven:

                           Noven Pharmaceuticals, Inc.
                           11960 S.W. 144th Street
                           Miami, Florida  33186
                           Attention:  CEO & General Counsel
                           Telecopy:  305-964-3340

                  with copies (which shall not constitute notice) to:

                           King & Spalding LLP
                           1730 Pennsylvania Avenue, N.W.
                           Washington, D.C.  20006
                           Attention:  Glenn C. Campbell
                           Telecopy:  202-626-3737

                  if to Shire Ireland:

                           Shire Pharmaceuticals Ireland Limited
                           Pharmapark
                           Chapelizod
                           Dublin 20
                           Ireland
                           Attention:  General Counsel
                           Telecopy:  011-353-1623-7469

                  with copies (which shall not constitute notice) to:

                           Shire Pharmaceuticals Group plc
                           Hampshire International Business Park
                           Chineham
                           Basingstoke
                           Hampshire  RG24 8EP
                           United Kingdom
                           Attention:  Group General Counsel
                           Telecopy:  011-44-1256-894710


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                  and to:

                           Ulmer & Berne LLP
                           600 Vine Street, Suite 2800
                           Cincinnati, Ohio 45202
                           Attention:  Scott P. Kadish
                           Telecopy:  513-762-6245

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such communication shall be deemed to have been delivered (a) when delivered, if delivered personally, (b) when sent (with written confirmation received), if sent by facsimile transmission on a Business Day, (c) on the first Business Day after dispatch (with written confirmation received), if sent by facsimile transmission on a day other than a Business Day, (d) on the second Business Day after dispatch, if sent by air courier, and (e) on the fifth Business Day after mailing, if sent by mail.

      Section 8.02. Disputes. In the event of any controversy or claim arising out of, relating to or in connection with any provision of this Agreement, or the rights or obligations of the parties hereunder, the parties shall try to settle their differences amicably between themselves. Any party may initiate such informal dispute resolution by sending written notice of the dispute to the other parties, and within 10 days after such notice, appropriate representatives of the parties shall meet for attempted resolution by good faith negotiations. If such representatives are unable to resolve promptly such disputed matter, it shall be referred to the presidents of Noven and Shire Ireland, or their respective designees, for discussion and resolution. If such personnel are unable to resolve such dispute within 30 days of initiating such negotiations, the parties agree first to try in good faith to settle the dispute by mediation in Washington, D.C. under the Commercial Mediation Rules of the American Arbitration Association. If following any such mediation the parties still have not been able to resolve any such dispute, the parties agree to submit the dispute to final and binding arbitration before a single arbitrator in Washington, D.C. under the Commercial Arbitration Rules of the American Arbitration Association. The parties agree that a judgment may be entered on the arbitrator's award in any court of competent jurisdiction. The arbitrator in reviewing any claim under this Agreement shall have the exclusive authority to determine any issues as to the arbitrability of any such claim or related disputes under this Agreement. In reaching a decision, the arbitrator shall interpret, apply and be bound by this Agreement and by Applicable Law. The arbitrator shall have no authority to add to, detract from or modify this Agreement or any Applicable Law in any respect. The arbitrator may not grant any remedy or relief that a court of competent jurisdiction could not grant, nor any relief or remedy greater than that sought by the parties, nor any punitive, incidental or consequential damages, except to the extent any such punitive, incidental or consequential damages are payable to a third party. Any up-front costs of the arbitrator shall be borne equally by the parties; provided, however, that the non-prevailing party in any such arbitration shall pay, and to the extent applicable reimburse the prevailing party for, the costs and expenses of the arbitrator, including costs and expenses payable to the American Arbitration Association and to the arbitrator; and provided further, that in the event each party prevails as to certain claims in connection with any such arbitration, the fees of the arbitrator shall be paid and/or reimbursed in


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accordance with the decision of the arbitrator. Each party shall bear its own costs incurred in connection with attorneys' fees and related expenses. Notwithstanding the foregoing provisions of this Section 8.02, nothing in this Agreement shall limit or in any way restrict the ability of any party to seek injunctive or other equitable relief in a court or other judicial body.

      Section 8.03. Independent Contractors. In making and performing this Agreement, the parties are acting and shall act as independent contractors. Nothing in this Agreement shall be deemed to create an agency, joint venture or partnership relationship between the parties hereto. No party shall have the authority to obligate another party in any respect, and no party shall hold itself out as having any such authority. All personnel of Noven shall be solely employees of Noven and shall not represent themselves as employees of Shire Ireland. All personnel of Shire Ireland shall be solely employees of Shire Ireland and shall not represent themselves as employees of Noven.

      Section 8.04. Assignment. Prior to the date on which Shire has paid Noven the full amount of the Milestone Payments, Shire Ireland shall not have the right to assign this Agreement or delegate any of its rights, interests, duties or obligations hereunder. On and after the date Shire has paid Noven the full amount of the Milestone Payments, Shire Ireland shall have the right to assign this Agreement or delegate any of its rights, interests, duties or obligations; provided, that (i) Shire Ireland shall give written notice of such assignment or delegation to Noven, (ii) the assignee or delegatee shall confirm in writing to and for the benefit of Noven that it will comply with the covenants and agreements of Shire Ireland hereunder, and (iii) no such assignment or delegation pursuant to this Section 8.04 shall relieve Shire Ireland of any of its obligations or liabilities under this Agreement. Notwithstanding the foregoing, at any time during the term of this Agreement any party may assign this Agreement to any of its Affiliates without the prior written consent of the other parties; provided, that no such assignment of this Agreement shall relieve the assignor of any of its obligations or liabilities under this Agreement. Notwithstanding the foregoing, any party may assign this Agreement without the other parties' prior written consent in connection with the transfer or sale of all or substantially all of its assets or business or its merger or consolidation with another Person upon written notice to the other parties. Except as otherwise provided in the Toll Conversion and Supply Agreement, Noven shall have no obligation to supply the Product to any assignee or delegatee of Shire Ireland pursuant to this Section 8.04. Any attempted assignment in violation of this Section 8.04 shall be void.

      Section 8.05. Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties hereto, and their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

      Section 8.06. Amendments. This Agreement shall not be modified, amended or supplemented except pursuant to an instrument in writing executed and delivered on behalf of each of the parties hereto.

      Section 8.07. No Waiver. The failure in any one or more instances of a party to insist


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upon performance of any of the terms, covenants or conditions of this Agreement, to exercise any right or privilege conferred in this Agreement, or the waiver by said party of any breach of any of the terms, covenants or conditions of this Agreement, shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

      Section 8.08. Counterparts. This Agreement shall become binding when any one or more counterparts hereof, individually or taken together, shall bear the signatures of each of the parties hereto. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against the party whose signature appears thereon, but all of which taken together shall constitute but one and the same instrument. Each party may execute this Agreement on a facsimile of the Agreement. In addition, facsimile signatures of authorized signatories of any party shall be valid and binding and delivery of a facsimile signature by any party shall constitute due execution and delivery of this Agreement.

      Section 8.09. Interpretation. The article and section headings contained in this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement. As used in this Agreement, any reference to the masculine, feminine or neuter gender shall include all genders, the plural shall include the singular, and singular shall include the plural. Unless the context otherwise requires, the term "party" when used herein means a party hereto. References herein to a party or other Person include their respective successors and assigns. The words "include," "includes" and "including" when used herein shall be deemed to be followed by the phrase "without limitation" unless such phrase otherwise appears. Unless the context otherwise requires, references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement. Unless the context otherwise requires, the words "hereof," "hereby" and "herein" and words of similar meaning when used in this Agreement refer to this Agreement in its entirety and not to any particular Article, Section or provision hereof. With regard to each and every term and condition of this Agreement, the parties understand and agree that the same have or has been mutually negotiated, prepared and drafted, and that if at any time the parties desire or are required to interpret or construe any such term or condition or any agreement or instrument subject thereto, no consideration shall be given to the issue of which party actually prepared, drafted or requested any term or condition of this Agreement.

      Section 8.10. Governing Law. This Agreement and any claims, disputes or causes of action relating to or arising out of this Agreement shall be construed in accordance with and governed by the substantive laws of the State of Delaware, without giving effect to the conflict of laws principles thereof.

      Section 8.11. Unenforceability. If any provisions of this Agreement are determined to be invalid or unenforceable in any jurisdiction, such provisions shall be ineffective to the extent of such invalidity or unenforceability in such jurisdiction, without rendering invalid or unenforceable the remaining provisions hereof or affecting the validity or enforceability of any of such provisions of this Agreement in any other jurisdiction. The parties will use their best efforts


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to substitute the invalid or unenforceable provision with a valid and enforceable one which conforms, as nearly as possible, with the original intent of the parties.

      Section 8.12. Entire Agreement.

            (a) This Agreement, together with the other Transaction Documents, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, commitments, arrangements, negotiations or understandings, whether oral or written, between the parties hereto and their respective Affiliates with respect thereto. There are no agreements, covenants or undertakings with respect to the subject matter of this Agreement other than those expressly set forth or referred to herein and no representations or warranties of any kind or nature whatsoever, express or implied, are made or shall be deemed to be made herein by the parties hereto, except those expressly made in this Agreement and the other Transaction Documents.

            (b) THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT NO REPRESENTATION, WARRANTY, PROMISE, INDUCEMENT, UNDERSTANDING, COVENANT OR AGREEMENT HAS BEEN MADE OR RELIED UPON BY ANY PARTY HERETO OTHER THAN THOSE EXPRESSLY SET FORTH IN THE TRANSACTION DOCUMENTS. WITHOUT LIMITING THE GENERALITY OF THE DISCLAIMER SET FORTH IN THE PRECEDING SENTENCE, (I) NEITHER NOVEN NOR ANY OF ITS AFFILIATES HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATIONS OR WARRANTIES, IN ANY PRESENTATION OR WRITTEN INFORMATION RELATING TO THE BUSINESS OR THE TECHNOLOGY GIVEN OR TO BE GIVEN IN CONNECTION WITH THE CONTEMPLATED TRANSACTIONS, IN ANY FILING MADE OR TO BE MADE BY OR ON BEHALF OF NOVEN OR ANY OF ITS AFFILIATES WITH ANY GOVERNMENTAL AUTHORITY OR REGULATORY AUTHORITY, AND NO STATEMENT MADE IN ANY SUCH PRESENTATION OR WRITTEN MATERIALS, MADE IN ANY SUCH FILING OR CONTAINED IN ANY SUCH OTHER INFORMATION SHALL BE DEEMED A REPRESENTATION OR WARRANTY HEREUNDER OR OTHERWISE, AND (II) NOVEN EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTIES, INCLUDING WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE AND WARRANTIES OF MERCHANTABILITY. SHIRE IRELAND ACKNOWLEDGES THAT NOVEN HAS INFORMED IT THAT NO PERSON HAS BEEN AUTHORIZED BY NOVEN OR ANY OF ITS AFFILIATES TO MAKE ANY REPRESENTATION OR WARRANTY IN RESPECT OF THE BUSINESS OR THE TECHNOLOGY OR IN CONNECTION WITH THE CONTEMPLATED TRANSACTIONS, UNLESS IN WRITING AND CONTAINED IN THIS AGREEMENT OR IN ANY OF THE TRANSACTION DOCUMENTS TO WHICH THEY ARE A PARTY.

      Section 8.13. Expenses. Except as expressly set forth herein, each party hereto shall bear all fees and expenses incurred by such party in connection with, relating to or arising out of the execution, delivery and performance of this Agreement and the consummation of the Contemplated Transactions, including attorneys', accountants' and other professional fees and expenses.


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      Section 8.14. Force Majeure. If the performance of this Agreement or any obligation hereunder (except the payment of money) by any party is prevented or hindered, by reason of any cause beyond the reasonable control of the affected party, including fire, flood, riot, war, explosions, acts of God (including hurricanes and tropical storms), acts of a public enemy, labor disturbances or any governmental action, the party so affected, upon notice to the other parties, shall be excused from such performance; provided that the party so affected shall use diligent effort to avoid or remove such cause or causes of non-performance and shall continue to perform hereunder with the utmost dispatch whenever such cause or causes are removed.

                                      -19-

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      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of date first above written.

                                         NOVEN PHARMACEUTICALS, INC.

                                         By:
                                            ------------------------------------
                                             Name:
                                             Title:



                                         SHIRE PHARMACEUTICALS IRELAND LIMITED

                                         By:
                                            ------------------------------------
                                             Name:
                                             Title:


                                      -20-
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                                                                   ATTACHMENT VI

                      TOLL CONVERSION AND SUPPLY AGREEMENT

                        DATED AS OF ____________ __, 2003

                                 BY AND BETWEEN

                           NOVEN PHARMACEUTICALS, INC.

                                       AND

                      SHIRE PHARMACEUTICALS IRELAND LIMITED

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE I           DEFINITIONS.............................................   1

     Section 1.01.  Definitions.............................................   1
     Section 1.02.  Other Definitions.......................................   6

ARTICLE II          MANUFACTURE AND SUPPLY..................................   6

     Section 2.01.  Supply of Product.......................................   6
     Section 2.02.  Materials...............................................   7
     Section 2.03.  Labeling................................................   7
     Section 2.04.  Compliance with Applicable Law..........................   7
     Section 2.05.  Steering Committee......................................   8

ARTICLE III         FORECASTS, ORDERS, DELIVERY AND ACCEPTANCE..............   8

     Section 3.01.  Forecasts...............................................   8
     Section 3.02.  Initial Order...........................................   9
     Section 3.03.  Future Orders...........................................   9
     Section 3.04.  Annual Installed Capacity...............................   9
     Section 3.05.  Active Ingredient Quota.................................   9
     Section 3.06.  Excused Vendor Default..................................   9
     Section 3.07.  Delivery................................................  10
     Section 3.08.  Shipment................................................  10
     Section 3.09.  Acceptance of Product...................................  11

ARTICLE IV          CONVERSION PRICE AND PAYMENT............................  12

     Section 4.01.  Invoice.................................................  12
     Section 4.02.  Conversion Price........................................  12
     Section 4.03.  Adjustment of Product Gross Cost Resulting
                    from Adjustments to Active Ingredient Cost..............  12
     Section 4.04.  Active Ingredient Supplier..............................  13
     Section 4.05.  Adjustment Pursuant to Producer Price Index.............  13
     Section 4.06.  Adjustment for Modification of Specifications...........  13
     Section 4.07.  Taxes...................................................  14
     Section 4.08.  Adjustment for Late Deliveries..........................  14

ARTICLE V           MANUFACTURING STANDARDS AND QUALITY ASSURANCE...........  14

     Section 5.01.  Product Warranties......................................  14
     Section 5.02.  Manufacturing Standards; Release of Product.............  15
     Section 5.03.  Specifications..........................................  15

ARTICLE VI          AUDITS AND INSPECTION RIGHTS............................  15

     Section 6.01.  Records and Audits......................................  15
     Section 6.02.  Inspections by Governmental or Regulatory Agencies......  15

ARTICLE VII         ADDITIONAL COVENANTS AND AGREEMENTS OF THE PARTIES......  16

     Section 7.01.  Confidentiality.........................................  16
     Section 7.02.  Safety..................................................  17
     Section 7.03.  Product Recall..........................................  17
     Section 7.04.  Insurance...............................................  18
     Section 7.05.  Ultimate Use of Product.................................  18
     Section 7.06.  Intellectual Property Matters...........................  18
     Section 7.07.  No Debarred Persons.....................................  19
     Section 7.08.  Labeling................................................  19
     Section 7.09.  Second Source Arrangements..............................  19

ARTICLE VIII        REPRESENTATIONS AND WARRANTIES OF PRINCIPAL.............  19

     Section 8.01.  Representations and Warranties of Principal.............  19

ARTICLE IX          INDEMNIFICATION.........................................  20

     Section 9.01.  Indemnification.........................................  20
     Section 9.02.  Certain Limitations.....................................  22

ARTICLE X           TERM AND TERMINATION....................................  23

     Section 10.01. Term....................................................  23
     Section 10.02. Certain Termination Events..............................  23
     Section 10.03. Optional Termination by Manufacturer....................  24
     Section 10.04. Obligations on Termination..............................  24
     Section 10.05. Effect of Termination...................................  24
     Section 10.06. Anticipatory Breach.....................................  25

ARTICLE XI          MISCELLANEOUS...........................................  25

     Section 11.01. Notices.................................................  25
     Section 11.02. Disputes................................................  26
     Section 11.03. Independent Contractors.................................  27
     Section 11.04. Assignment..............................................  27
     Section 11.05. Binding Effect; Benefit.................................  28
     Section 11.06. Amendments..............................................  28
     Section 11.07. No Waiver...............................................  28
     Section 11.08. Counterparts............................................  28
     Section 11.09. Interpretation..........................................  28
     Section 11.10. Governing Law...........................................  29
     Section 11.11. Unenforceability........................................  29

     Section 11.12. Entire Agreement........................................  29
     Section 11.13. Expenses................................................  30
     Section 11.14. Force Majeure...........................................  30

                                LIST OF EXHIBITS

Exhibit A           Negotiated Batch Yield
Exhibit B           Specifications
Exhibit C           Form of Purchase Order
Exhibit D           Estimated Conversion Price Based on Negotiated Batch Yield
Exhibit D1          Form of Manufacturer Invoicing to Principal
Exhibit E           Quality Assurance Agreement
Exhibit F           Mechanism for Adjustment of Product Gross Price Resulting
                    from Adjustment to Active Ingredient Cost

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                      TOLL CONVERSION AND SUPPLY AGREEMENT

      This TOLL CONVERSION AND SUPPLY AGREEMENT (together with any Exhibits and Schedules hereto, this "Agreement"), is made as of this __ day of _______ 2003 (the "Effective Date"), by and between NOVEN PHARMACEUTICALS, INC., a Delaware corporation ("Manufacturer"), and SHIRE PHARMACEUTICALS IRELAND LIMITED, a Republic of Ireland corporation ("Principal").

                              W I T N E S S E T H:

      WHEREAS, Manufacturer, and Shire US Inc., a New Jersey corporation ("Shire"), and Shire Pharmaceuticals Group plc, a corporation organized under the laws of England and Wales, are parties to the Transaction Agreement, dated as of February 26, 2003 (the "Transaction Agreement"), pursuant to which Manufacturer has agreed to transfer to Shire certain of the assets held, owned or used by Manufacturer in connection with the Business;

      WHEREAS, simultaneously with the execution of this Agreement, Manufacturer and Principal are entering into a License Agreement (the "License Agreement"), pursuant to which Manufacturer will license to Principal the exclusive rights to the Technology to use, sell or otherwise dispose of the Product in the Territory;

      WHEREAS, Manufacturer desires to manufacture the Product and to supply Principal with certain of its requirements of the Product for sale in accordance with the License Agreement; and

      WHEREAS, Principal desires to purchase certain of its requirements of the Product from Manufacturer pursuant to the terms and conditions set forth in this Agreement;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      Section 1.01. Definitions.. As used herein, the following capitalized terms have the following meanings:

      "Active Ingredient" means methylphenidate base.

      "Active Ingredient Cost" means ***.

      "ADHD" means Attention Deficit Hyperactivity Disorder and/or Attention Deficit Disorder.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

      "Affiliate" means, when used with respect to a Person, any other Person directly or indirectly controlling, controlled by or under common control with the subject Person. For purposes of this Agreement, "control" means the direct or indirect ownership of over 50% of the outstanding voting securities of a Person.

      "Applicable Law" means, with respect to any Person, any domestic or foreign, federal, state or local statute, treaty, law, ordinance, rule, regulation, administrative interpretation, order, writ, injunction, judicial decision, decree or other requirement of any Governmental Authority applicable to such Person or any of such Person's respective properties, assets, officers, directors, employees, consultants or agents (in connection with such officers', directors', employees', consultants' or agents' activities on behalf of such Person).

      "Batch" means, as to each size of the Product, respectively, the actual number of complete and usable units of such size of the Product yielded from a standard size kettle of raw materials as determined by applicable FDA validation requirements and blended for production of such size, it being understood and agreed that the actual yield obtained by Manufacturer from any such Batch will vary from time to time. The estimated number of units of each size of the Product expected to be yielded from each Batch produced thereof, as of the Effective Date, shall be as described in Exhibit A hereto, as such exhibit may be amended, modified or otherwise supplemented from time to time in accordance with the terms of this Agreement.

      "Business" means the business as conducted by Manufacturer prior to the Effective Date consisting of the development, manufacture, testing and clinical and non-clinical trials of the Product, and which business, upon receipt of the Regulatory Approval, shall additionally consist of marketing, advertising, promoting, distributing, selling, using and otherwise disposing of the Product.

      "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York, USA are authorized or required by law to close.

      "Code of Federal Regulations," or "C.F.R." means the codification of the general and permanent rules published in the Federal Register by the Executive department and agencies of the United States federal government. Title 21 of the C.F.R. contains the regulations promulgated by the FDA pursuant to the FDC Act.

      "Confidential Information" means all secret, confidential or proprietary data, know-how and related information, including all INDs, NDAs, Regulatory Applications, Regulatory and Clinical Materials and related filings, applications and data, the content of any unpublished patent applications, operating methods and procedures, marketing, manufacturing, distribution and sales methods and systems, sales figures, pricing policies and price lists and other business information and shall include all information disclosed or accessed by the parties pursuant to the provisions this Agreement.

      "Contemplated Transactions" means the transactions contemplated by the Transaction Documents.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

      "Conversion Price" means ***.

      "Damages" means all liabilities, demands, obligations, assessments, judgments, levies, losses, fines, penalties, damages (including compensatory damages), costs and expenses, including reasonable attorneys', accountants', investigators', and experts' fees and expenses, reasonably sustained or incurred in connection with the defense or investigation of any Proceedings (including any Proceedings to establish insurance coverage).

      "DEA" means the United States Drug Enforcement Administration and any successor agency thereto.

      "Excused Vendor Default" means ***.

      "FDA" means the United States Food and Drug Administration and any successor agency thereto.

      "FDC Act" means the United States Federal Food, Drug and Cosmetic Act, 21 U.S.C. Section 301 et seq., as amended, and the regulations promulgated thereunder, as amended from time to time.

      "GAAP" means generally accepted accounting principles in effect in the United States from time to time.

      "GMP" means the current Good Manufacturing Practices as that term is defined by the FDA which are in force or hereafter adopted by the FDA in (i) its applicable regulations promulgated or issued thereunder, and (ii) good manufacturing practices as required by applicable regulations of any Regulatory Authority.

      "Governmental Authority" means any foreign, domestic, federal, territorial, state or local governmental authority, quasi-governmental authority, instrumentality, court, government or self-regulatory organization (including any national or international securities exchange and The NASDAQ Stock Market), commission, tribunal or organization or any regulatory, administrative or other agency, or any political or other subdivision, department or branch of any of the foregoing.

      "IND" means an Investigational New Drug Application, as defined in 21 C.F.R. Section 312.3.

      "Intellectual Property" means (i) all patents, copyrights, technology, know-how, processes, trade secrets, inventions (including inventions conceived prior to the Effective Date but not documented as of the Effective Date), proprietary data, formulae, research and development data and computer software programs, (ii) all trademarks, trade names, service marks and service names,
(iii) all registrations, applications, recordings and common-law rights relating thereto, all rights to sue at law or in equity for any infringement or other impairment thereto, including the right to receive all proceeds and damages therefrom, and all rights to obtain renewals, continuations, divisions or other extensions of legal protections pertaining thereto, and (iv) all other United States, state and foreign intellectual property.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

      "Manufacture" means to formulate, process, produce, package, handle, store, hold, label, test, analyze, sample, release and ship the Product in accordance with the terms of the Specifications.

      "Manufacturing Facility" means Manufacturer's facility located at 11960 S.W. 144th Street, Miami, Florida 33186, or such other FDA-approved facility of Manufacturer approved by Principal for the purpose of Manufacture hereunder.

      "Materials" means all ingredients, items or substances (including those that may not appear in the Product) used or required for use by Manufacturer to Manufacture the Product, including the Active Ingredient, all other active drug ingredients, excipients, packaging components, printed materials and manufacturing materials that may have direct Product contact.

      "Milestone Payments" has the meaning specified in the Transaction
Agreement.

      "New Drug Application" or "NDA" means an application, including amendments and supplements thereto, filed by a Person with the FDA to obtain FDA approval of a new drug or therapy, as the context indicates, as defined in 21 C.F.R.
Section 314.3.

      "Out of Trend Event" means ***.

      "Person" means an individual, a corporation, a general partnership, a limited partnership, a limited liability company, a limited liability partnership, an association, a trust or any other entity or organization, including a Governmental Authority.

      "Proceedings" means governmental, judicial, administrative or adversarial proceedings (public or private), litigation, suits, arbitration, disputes, claims, causes of action or investigations.

      "Product" means the transdermal methylphenidate drug delivery system that has and is being developed, manufactured and tested by Manufacturer and for which there is currently pending the Product NDA, and all improvements, modifications and variations to the transdermal methylphenidate drug delivery system made by Manufacturer or its Affiliates during the term of the License Agreement. ***.

      "Product IND" means the IND (IND File No. 54,732) submitted to the FDA by Manufacturer on December 12, 1997, seeking approval to develop, test and perform clinical and non-clinical trials of the Product, along with any amendments, correspondence or supplements thereto and incorporated therein.

      "Product NDA" means the NDA (NDA File No. 21-514) submitted to the FDA by Manufacturer on June 27, 2002, seeking approval to market the Product for the treatment of ADHD, along with any amendments, correspondence or supplements thereto and incorporated therein.

      "Regulatory and Clinical Materials" means all documents, supporting materials and other materials relating to the Regulatory Application, any regulatory approval or other matter required

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

to be submitted to any Regulatory Authority in relation to the Product, including IND and NDA and documents, supporting materials and other materials relating to any drug master file, investigators' brochures, clinical studies (including any Phase IV clinical studies), safety data, adverse event reports, questionnaires, consultants reports, correspondence (including correspondence with any Regulatory Authority), batch reports, protocols, specifications, quality assurance, quality control, customer queries and any responses thereto, and any compilation or evaluations thereof, and question and answer scripts.

      "Regulatory Application" means the applications submitted by Manufacturer to the FDA seeking approval for the development, manufacture, testing, storage, transport, marketing, advertisement, promotion, sale, use, distribution or other disposal of the Product in all or any portion of the Territory, including the Product IND and the Product NDA.

      "Regulatory Approval" has the meaning specified in the Transaction Agreement.

      "Regulatory Authority" means a Governmental Authority that has the authority over the manufacture, use, storage, import, export, clinical testing, transport, marketing, sale or distribution of the Product in all or any portion of the Territory, including the FDA and the DEA.

      "Regulatory Standards" means (i) the facility license requirements of all regulatory agencies applicable to the equipment and facilities used in the Manufacture of the Product or used in the storage of Materials, (ii) any laws, regulations, policies, or standards of any Governmental Authority that apply to Manufacturer's Manufacture of the Product or the storage of Materials, and (iii) any conditions or specifications contained in the Product IND, the Product NDA or the Regulatory Approval for the Materials and the Product.

      ***.

      "Securities Laws" means the United States Securities Act of 1933, as amended, the United States Securities Exchange Act of 1934, as amended, and any other similar law or regulation of a Governmental Authority, or any successor to any such laws or regulations, together with any rules, regulations or listing standards or agreements of any national or international securities exchange or The NASDAQ Stock Market.

      "Specifications" means, collectively, the Manufacturer manufacturing, packaging and standard testing procedures for the Product, including all applicable control procedures and analytical test methods contained therein, as described in Exhibit B attached hereto, as such exhibit may be amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

      "Subsidiary" as it relates to any Person, shall mean with respect to such Person, any other Person of which the specified Person, either directly or through or together with any other of its Subsidiaries, owns more than 50% of the voting power in the election of directors or their equivalents, other than as affected by events of default.

      "Technology" has the meaning specified in the License Agreement.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

      "Territory" means the United States of America.

      "Transaction Documents" has the meaning specified in the Transaction Agreement.

      Section 1.02. Other Definitions. Each of the following terms is defined in the section of this Agreement referenced opposite such term.

Term                                                                    Section
----                                                                    -------
Agreement.............................................................  Preamble
Alternative Supplier..................................................  7.09(b)
Annual Installed Capacity.............................................  3.04
Disclosing Party......................................................  7.01
Force Majeure Event...................................................  11.14
Effective Date........................................................  Preamble
Indemnified Party.....................................................  9.01(c)
Indemnifying Party....................................................  9.01(c)
Index.................................................................  4.05(a)
License Agreement.....................................................  Recitals
Manufacturer..........................................................  Preamble
Manufacturer Indemnitees..............................................  9.01(a)
Manufacturing Problem.................................................  10.06(a)
Obligations...........................................................  11.15
Principal.............................................................  Preamble
Principal Indemnitees.................................................  9.01(b)
Purchase Order........................................................  3.03
Quality Assurance Agreement...........................................  5.02
Receiving Party.......................................................  7.01
Rejection Notice......................................................  3.09(a)
Shortfall.............................................................  10.06(d)
Steering Committee....................................................  2.05
Shire.................................................................  Recitals
Technical Dispute.....................................................  3.09(c)
Term..................................................................  10.01
Transaction Agreement.................................................  Recitals


                                   ARTICLE II
                             MANUFACTURE AND SUPPLY

      Section 2.01. Supply of Product. Subject to the terms and conditions of this Agreement, the Transaction Agreement and the License Agreement, from and after the Effective Date, Manufacturer shall Manufacture on a toll basis and deliver exclusively for and to Principal the Product ordered by Principal pursuant to the terms of this Agreement, and, except as otherwise expressly provided herein, Principal shall order and purchase from Manufacturer at least
***

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

(calculated on a calendar year basis) of Principal's requirements of the Product for sale, use or other disposal within the Territory. Notwithstanding the foregoing, Manufacturer's obligation to supply Product to Principal hereunder is subject to exception for an Excused Vendor Default and, in respect of the Active Ingredient, also subject to the payment by Principal for the Active Ingredient in the quantities requested by Manufacturer from time to time and the ordering by Principal of the quantities requested for delivery at the times requested by Manufacturer from time to time.

      Section 2.02. Materials. Subject to the terms and conditions of this Agreement, the Transaction Agreement and the License Agreement, Manufacturer shall (a) procure at its expense from third parties sufficient quantities of Materials as required from time to time for the Manufacture of the Product; provided, that Principal shall procure at its sole expense sufficient quantities of Active Ingredient as are requested from time to time by Manufacturer for the Manufacture of the Product, and (b) ensure that all Materials used by Manufacturer conform to the Specifications and are tested in accordance with, and will meet, all applicable Regulatory Standards including GMPs.

      Section 2.03. Labeling. Manufacturer covenants and agrees that the labeling, including any inserts, utilized in the packaging of the Product will conform to the package and/or label copy provided by Principal, which packaging and labeling shall be in compliance with the terms and conditions of the Quality Assurance Agreement.

      Section 2.04. Compliance with Applicable Law. Principal hereby covenants and agrees that Principal and its Affiliates shall store, handle, transport, market, promote, sell, distribute, use and otherwise dispose of any Product supplied by Manufacturer, and any materials used in connection with such Product, including any labeling, packaging and advertising, in accordance with all Applicable Laws.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

      Section 2.05. Steering Committee.

            (a) To facilitate the Manufacture of Product hereunder, Manufacturer and Principal shall each within 30 days of the Effective Date nominate representatives from their respective employees, full time consultants or Affiliates to a Steering Committee (the "Steering Committee") to serve in an advisory capacity with respect to their respective obligations under this Agreement to (i) review manufacturing operations for the purpose of considering, proposing and developing improvements to the ordering and manufacturing process and to the way the parties communicate and interact, (ii) consider strategic planning and facilitate manufacturing operations, (iii) provide ongoing advisory services with respect to manufacturing services hereunder, and (iv) attempt to resolve amicably any disputes arising between Manufacturer and Principal with respect to day-to-day operations. The Steering Committee is intended to provide a mechanism to foster a better working relationship between the parties. Except as otherwise expressly provided herein, the Steering Committee shall not have any authority or responsibility hereunder or require any matter to be brought (and no party shall be required to bring any matter) before the Steering Committee prior to pursuing any available remedy. Furthermore, no action of the Steering Committee shall conflict or be inconsistent with the terms of this Agreement absent an amendment to this Agreement agreed to by the parties in writing.

            (b) Manufacturer and Principal shall appoint as members of the Steering Committee a reasonable number of suitably qualified and experienced representatives of each of Manufacturer and Principal and shall each designate one member appointed by it to be the principal contact in relation to the day to day management of and administration of this Agreement. Each of Manufacturer and Principal shall appoint no more than four persons to the Steering Committee.

            (c) The Steering Committee shall meet at regular intervals on such dates and at such locations as may be agreed upon by Manufacturer and Principal, by video or telephone conference. In particular, the Steering Committee shall strive to meet at least once per quarter, but in any event shall meet no less than twice per year during the term of this Agreement unless otherwise agreed by Manufacturer and Principal. The Steering Committee may also meet upon 15 days' written request by either Manufacturer or Principal, should circumstances necessitate such a meeting.


                                   ARTICLE III
                   FORECASTS, ORDERS, DELIVERY AND ACCEPTANCE

      Section 3.01. Forecasts. Within seven Business Days after the first day of each calendar month during the Term, Principal will provide Manufacturer with a non-binding (except as otherwise provided in Section 3.03), rolling 12-month forecast of its requirements for Batches of the Product. Such 12-month forecast shall indicate the number of Batches of each size of the Product, as well as the number of Batches of placebos of each size of the Product, forecasted to be ordered by Principal for each month. Principal shall use reasonable commercial efforts to ensure that its forecasts are as accurate as possible.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

      Section 3.02. Initial Order. Manufacturer and Principal hereby acknowledge and agree that, in order to address Principal's initial requirements for the commercial launch of the Product and for the month after commercial launch***.

      Section 3.03. Future Orders. From and after the initial production period contemplated by Section 3.02, Principal shall submit to Manufacturer standard form purchase orders in the form of Exhibit C hereto (each, a "Purchase Order"), for each order placed by Principal pursuant to this Agreement. With respect to each of the 12-month forecasts to be provided by Principal in accordance with
Section 3.01, the quantities set forth for the first three months of each such 12-month period shall constitute firm and binding orders for such forecasted quantities and shall be subject to binding Purchase Orders. The quantities set forth for the fourth, fifth and six months of each such 12-month period shall constitute partially binding orders, such that Principal shall be bound to purchase, for any particular month, *** of the Batches of each size of the Product forecasted by Principal for such month at the time that such month was the sixth month in any 12-month forecast; provided, that upon request by Principal, Manufacturer shall attempt in good faith to supply a quantity of the Product in excess of *** of the Batches previously forecasted by Principal for any such month. Each Purchase Order shall indicate a specific delivery date, which date shall be no sooner than 90 days after submission of any such Purchase Order to Manufacturer. Principal shall be bound to purchase, and Manufacturer, subject to Sections 3.06, 3.07 and 11.14, shall be bound to Manufacture and deliver to Principal by the applicable delivery date, the Product ordered pursuant to each Purchase Order properly submitted to Manufacturer. Each Purchase Order shall be placed in a minimum quantity, as to each size of the Product, equal to one Batch of such Product size and in increments of additional Batches thereafter. In the event that the terms and conditions of any Purchase Order are inconsistent with or conflict with the terms and conditions of this Agreement, the terms and conditions of this Agreement shall govern.

      Section 3.04. Annual Installed Capacity. Manufacturer and Principal acknowledge and agree that Manufacturer's maximum installed capacity for production of the Product for the remainder of calendar year 2003 is *** units of Product per month (the "Annual Installed Capacity"). ***. For calendar years after 2003, the Steering Committee shall consult to evaluate and review the Annual Installed Capacity as represented by Manufacturer to Principal from time to time and the then effective forecasts delivered by Principal to identify any potential shortfalls in Manufacturer's capacity that need to be addressed by Manufacturer and Principal. Forecasts submitted by Principal pursuant to Section
3.01 and orders placed by Principal pursuant to Sections 3.02 and 3.03, as to any month, shall be for quantities of the Product that fall within Manufacturer's Annual Installed Capacity for such month.

      Section 3.05. Active Ingredient Quota. On April 1 of each calendar year, Principal shall deliver to Manufacturer a forecast of its requirements of the Product for the following calendar year, for the purpose of assisting Manufacturer in projecting its demand for the Active Ingredient for such calendar year for submission to and approval by the DEA. The Steering Committee shall consult in good faith in September of each calendar year in order to determine whether any adjustments to such projection and the related quota are appropriate.

      Section 3.06. Excused Vendor Default. In the event Manufacturer or Principal shall become aware of an actual or potential Excused Vendor Default that such party reasonably

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

anticipates will adversely affect Manufacturer's ability to ship on the delivery date set forth in any Purchase Order such party shall provide notice thereof to the other as soon as practicable. In the event of such an Excused Vendor Default, Manufacturer and Principal shall cooperate to establish a reasonable new delivery date. Manufacturer's failure to meet any delivery date set forth in a Purchase Order by reason of an Excused Vendor Default shall neither (a) constitute a breach by Manufacturer of the terms of this Agreement pursuant to
Section 10.02(b), nor (b) be considered as a delivery failure for purposes of
Section 4.08 or Section 10.02(c).

      Section 3.07. Delivery. The actual number of units delivered pursuant to any Purchase Order for the Manufacture of the Product shall be equal to the number of units of each size of the Product or placebos of the Product, as the case may be, produced in each Batch thereof, subject to reduction of the number of units produced in any Batch by the number of units not suitable for release or otherwise retained pursuant to the provisions of the Quality Assurance Agreement. In the event Manufacturer shall deliver less than *** of the units ordered by Principal pursuant to any Purchase Order (which number of units shall be determined with reference to the number of units estimated to be yielded by each Batch ordered by Principal as reflected on Exhibit A), Manufacturer shall notify Principal in writing of the amount of such shortfall upon delivery of the Product to Principal. Principal shall, within 30 days of receipt of such delivery, either (a) accept such delivery in full satisfaction of the Purchase Order (as to quantity only and not in waiver of Principal's opportunity to reject such Product pursuant to Section 3.09), or (b) issue a replacement Purchase Order for an additional Batch of the Product, and Manufacturer shall use reasonable commercial efforts to deliver such Product within 60 days of the date of such replacement Purchase Order; provided, that in either case Principal shall accept and pay Manufacturer the Conversion Price for the units of Product delivered and Manufacturer shall, to the extent applicable, be subject to the financial provisions of Section 4.08. Principal's failure to issue a replacement Purchase Order within such 30-day period shall be deemed as an acceptance of such delivery pursuant to subsection (a) above. Any replacement Purchase Order submitted by Principal to Manufacturer pursuant to this Section 3.07 shall be subject to the same terms and conditions of this Agreement as a Purchase Order submitted pursuant to Section 3.03.

      Section 3.08. Shipment. Title to and insurable interest in the Active Ingredient shall remain with Principal at all times during Manufacture of the Product. Shipment of the Product shall be FOB Manufacturer's Manufacturing Facility. Title to shipments of the Product (other than that portion constituting the Active Ingredient) and risk of loss in respect thereof shall pass to Principal upon placement of such shipments at the disposal of Principal's designated carrier at Manufacturer's Manufacturing Facility. Principal shall ensure the use of temperature-controlled vehicles for shipment of the Product to ensure that the viability of the Product is maintained in accordance with the Specifications. All actual transportation costs and all costs and charges associated with shipping the Product shall be borne entirely by Principal; provided, that Manufacturer shall arrange for and pay the costs of handling and transporting the Product to Principal and shall invoice Principal for such costs and expenses. Principal shall deliver to Manufacturer a list of preferred carriers, and Manufacturer shall select the carrier therefrom.

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      Section 3.09. Acceptance of Product.

            (a) Principal shall, (i) in the case of defects which are determinable by testing upon receipt in accordance with standard quality control procedures or are otherwise apparent, within 30 days after Principal receives delivery of shipment of the Product, or (ii) in the case of latent defects, within 30 days from the date that Principal should have discovered such defect, notify Manufacturer in writing of any rejection of any such Product (a "Rejection Notice"), on the basis of (A) any non-compliance with the Specifications of all or any part of said shipment or the occurrence of an Out of Trend Event that gives rise to a right of rejection under Section 3.09(f), or
(B) failure of any such shipment to conform with any product warranty set forth in Section 5.01, to the extent such non-compliance or failure is not due to the fault of Principal. Failure to provide a possible Rejection Notice to Manufacturer within the applicable 30-day period shall constitute acceptance by Principal of the shipment, and Manufacturer shall have no liability for any deviations for which it has not received notice within such 30-day period. Any such possible Rejection Notice shall state in reasonable detail (sufficient to enable Manufacturer to identify the nature of the problem for tests or studies to be conducted by or on its behalf or to dispute the same) the reason why Principal believes the Product may not be acceptable to Principal. Principal shall, within five days of the delivery by Principal of any such possible Rejection Notice, provide samples of the Product being rejected, if appropriate, and copies of written reports relating to tests, studies or investigations performed to that date by or on behalf of Principal on the Batch of the Product being rejected.

            (b) Principal's test results or basis for rejection shall be conclusive unless Manufacturer notifies Principal, within 30 days of receipt by Manufacturer of the Rejection Notice, that it disagrees with such test results or basis for rejection. If Principal and Manufacturer fail to agree within 10 days after Manufacturer's notice to Principal as to whether any Product identified in the Rejection Notice deviates from the Specifications, representative samples of the Batch of the Product in question shall be submitted to a mutually acceptable independent laboratory or consultant (if not a laboratory analysis issue) for analysis or review. The results of such evaluation shall be binding upon the parties. If Manufacturer and Principal determine by agreement or if such evaluation certifies that the Product was properly rejected by Principal, Principal may reject the Product in the manner contemplated by Section 3.09(e). The party that is determined to have been incorrect in its determination of whether the Product should be rejected shall pay the costs of any such evaluation. ***.

            (c) In the event of a dispute (other than disputes in relation to the matters set out in Section 3.09(b)) between Manufacturer and Principal that is exclusively related to technical aspects of the manufacturing, packaging, labeling, quality control testing, handling, storage or other activities under this Agreement (a "Technical Dispute"), Manufacturer and Principal shall make all reasonable efforts to resolve the dispute by amicable negotiations pursuant to Section 11.02.

            (d) If any order of the Product is rejected by Principal, Principal's duty to pay all amounts payable to Manufacturer in respect of the rejected Product shall be suspended unless the rejection is rescinded as per
Section 3.09(b). If only a portion of an order is rejected, only the duty to pay the amount allocable to such portion shall be suspended.

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            (e)   In the event an order or partial order is rejected by
Principal pursuant to the provisions of this Section 3.09, Principal shall return to Manufacturer (or, at the election of Manufacturer, destroy and provide evidence of such destruction to Manufacturer) any units of such rejected Product. Manufacturer shall, at Principal's election, (i) credit the original invoice in respect of the rejected Product and re-invoice Principal for the units that were not rejected and offset any reasonable expenses related to the return or destruction against other amounts then due Manufacturer hereunder, or
(ii) at Manufacturer's cost and expense, replace such rejected Product with conforming Product as soon as practicable after Manufacturer's receipt of Principal's instructions to deliver replacement Product and credit Principal any reasonable expenses related to the return or destruction of the rejected Product; provided, however, that in either case Manufacturer shall have no liability or obligation to Principal under this Section 3.09(e) if it is determined that any such defect is attributable to the failure by any Person (including Principal) to properly store, transport or care for any unit of such Product after such Product left Manufacturer's possession.

            (f) If an Out of Trend Event shall occur, Manufacturer and Principal shall commence a review of the relevant data and commence an investigation in accordance with the terms and conditions of the Quality Assurance Agreement. The results of such investigation shall be reviewed by the Steering Committee or its designees and if the Steering Committee or its designees determines that the Out of Trend Event is reasonably expected to result in a recall or other adverse event and Principal decides not to release the Batch that is the subject of the Out of Trend Event, Principal shall be entitled to reject such Product within 30 days of such determination.

                                   ARTICLE IV
                          CONVERSION PRICE AND PAYMENT

      Section 4.01. Invoice. Manufacturer shall invoice Principal promptly following the release and shipment of an order of the Product. Subject to the provisions of Section 3.09(d) and Section 3.09(e), payment for each delivery of the Product to Principal shall be due within 30 days after the date of Manufacturer's invoice. All payments required to be made hereunder shall be paid in United States dollars and made by corporate check drawn on a United States bank or a United States branch of a foreign bank, or by wire transfer of immediately available funds to the financial institution, account number and account party's name designated in writing by Manufacturer to Principal from time to time. Overdue invoices shall bear interest at the rate of 1.5% per month until such amount is paid.

      Section 4.02. Conversion Price. Subject to adjustment as set forth in this
Article IV, Principal agrees to pay Manufacturer the Conversion Price per unit of the Product, which Conversion Price for units of each size of the Product, and for placebos of the Product, respectively, as of the Effective Date shall be as set forth in Exhibit D. ***.

      Section 4.03. Adjustment of Product Gross Cost Resulting from Adjustments to Active Ingredient Cost. Manufacturer and Principal acknowledge that changes in the Active Ingredient Cost will impact the calculations of Product Gross Cost as presented on Exhibit D1. Exhibit F

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provides the mechanism for adjusting Product Gross Cost for changes in the
Active Ingredient Cost. In the event of any change in the Active Ingredient Cost, Principal shall advise Manufacturer in writing of such change.

      Section 4.04. Active Ingredient Supplier. In the event Principal shall purchase the Active Ingredient from any supplier other than the supplier of the Active Ingredient specified in the Product NDA, Principal shall make any required filings with applicable Regulatory Authorities and shall pay and/or reimburse Manufacturer for (a) the cost of auditing alternative suppliers of the Active Ingredient, and (b) the qualification or other costs and expenses of changing suppliers of the Active Ingredient, including any changeover costs (such as, for example, scrap and waste costs) associated with the selection of a new supplier of the Active Ingredient. Any alternative supplier of the Active Ingredient selected by Principal shall conform to Manufacturer's alternative raw materials acceptance process, which determination shall be made in Manufacturer's sole discretion. A copy of Manufacturer's alternative raw materials acceptance process will be provided to Principal upon signing of this Agreement.

      Section 4.05. Adjustment Pursuant to Producer Price Index.

            (a) On January 1, 2005 and on January 1 of each year thereafter, the Conversion Price shall be adjusted pursuant to the Producer Price Index for Pharmaceutical Preparations published by the U.S. Department of Labor, Bureau of Labor Statistics (the "Index"). Any such adjustment shall be determined by multiplying the respective Conversion Price for each size of the Product, and for placebos of the Product, by a fraction, the numerator of which shall be the value of the Index set forth in this Section 4.05(a) for the month of June of the year prior to the year in which the computation is made, and the denominator of which shall be the value of the Index for June 2003. For example, when adjusting the Conversion Price in January 2005, the numerator shall be the Index value for June 2004 and the denominator shall be the Index value for June 2003. Notwithstanding the foregoing, for any given calendar year no increase of the Conversion Price in excess of *** shall be made pursuant to this Section 4.05(a).

            (b) Should the publication of said Index be discontinued by said U.S. Department of Labor, then such other indexes as may be published by said Department most nearly approaching said discontinued Index shall be used in determining the adjustment hereunder. Should said Department discontinue the publication of any such index, then such index as may be published by another United States governmental agency, as most nearly approximating the Index, shall govern and be substituted as the Index hereunder.

      Section 4.06. Adjustment for Modification of Specifications. In the event a change in the Specifications pursuant to Section 5.03 shall result in increased packaging or production costs to Manufacturer, (a) ***, (b) Principal shall reimburse Manufacturer for the costs of implementing any changes requested by Principal in labeling, packaging and preprinting of backing or pouch materials and of discontinuing stock of the same due to such changes, and (c) any inventory of Manufacturer, including work-in-progress and finished goods rendered obsolete or rejected as a result of a formula, process, artwork or packaging change requested by Principal or required by any Regulatory Authority shall be reimbursed to Manufacturer by Principal at Manufacturer's standard cost.

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      Section 4.07. Taxes. In addition to the Conversion Price provided for in this Article IV, Principal shall reimburse Manufacturer for any federal, provincial or local excise or other tax or assessment that Manufacturer may be required to pay upon the sale, production or transportation of the Product (excluding taxes based on Manufacturer's income or Manufacturer's franchise fees or taxes and excluding amounts Manufacturer is required to pay in connection with the importation of Material).

      Section 4.08. Adjustment for Late Deliveries. In the event that a particular order of the Product is not delivered within 30 days of the delivery date set forth on the applicable Purchase Order therefor, Principal may, in its sole discretion, on the 31st day after such delivery date, impose a *** reduction in the Conversion Price for such order and may, in the event such order has not been delivered within 60 days and/or 90 days after such acknowledged delivery date, in its sole discretion, on the 61st and/or 91st day after such delivery date, impose additional *** reductions in the Conversion Price for each such shipment; provided, that Principal shall only have rights pursuant to this Section 4.08 in the event Manufacturer shall fail to deliver Product pursuant to a Purchase Order for any reason other than yield variations; and provided further, that Manufacturer shall have no rights pursuant to this
Section 4.08 in the event that the cause for such late delivery is due to (a) a circumstance contemplated by Section 11.14, (b) an Excused Vendor Default, or
(c) the fault of Principal.

                                    ARTICLE V
                  MANUFACTURING STANDARDS AND QUALITY ASSURANCE

      Section 5.01. Product Warranties. Manufacturer hereby covenants and agrees that:

            (a) Manufacturer will Manufacture and deliver to Principal the Product in accordance with, and the Product will conform with, the Specifications for such product and all requirements set forth in the Product NDA, including specifications and requirements relating to composition, purity, appearance and stability, and the Product shall be capable of maintaining such until the applicable expiration date for such Product;

            (b) Manufacturer will comply with all Applicable Laws relating to the Manufacture of such Product, including all then current GMPs applicable to the Manufacture of the Product which are in force or hereafter adopted by the FDA or any successor agency thereto, and it will ship the Product in accordance with DEA requirements and Applicable Law;

            (c) the Product shall not be misbranded, adulterated, manufactured, packaged or transported in violation of Articles 501, 502, 505 or 506A of the FDC Act, as amended from time to time; and

            (d) all Product supplied by Manufacturer hereunder shall be transferred to Principal free and clear of all liens, title claims, encumbrances, security interests and other third party claims.


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      Section 5.02. Manufacturing Standards; Release of Product. Each Batch of
the Product manufactured by Manufacturer shall comply with the provisions of the Quality Assurance Agreement attached hereto as Exhibit E (the "Quality Assurance Agreement").

      Section 5.03. Specifications. The Specifications may be amended only by mutual agreement of Manufacturer and Principal, provided, that notwithstanding the foregoing, Manufacturer may unilaterally amend the Specifications at any time prior to receipt of Regulatory Approval to the extent required by any Regulatory Authority. In the event of an amendment to the Specifications pursuant to this Section 5.03 the Conversion Price shall be adjusted in accordance with Section 4.06.

                                   ARTICLE VI
                          AUDITS AND INSPECTION RIGHTS

      Section 6.01. Records and Audits.

            (a) Manufacturer shall keep complete and accurate records concerning costs incurred in qualifying additional suppliers of the Active Ingredient and costs incurred in implementing changes in Specifications and any other costs and expenses relevant to the changes in the amounts payable to Manufacturer hereunder. Such records shall be kept in accordance with GAAP applied on a consistent basis. If Manufacturer or Principal shall invoke any of Sections 4.04 or 4.06, then Manufacturer shall, at Principal's request and expense, make those records applicable to such Section available for examination by independent certified public accountants or auditors designated by Principal and approved by Manufacturer, which approval shall not be unreasonably withheld or delayed; provided, that Principal shall only have access to such records of Manufacturer in connection with the invocation of the provisions of either Section 4.04 or 4.06.

            (b) Principal shall keep complete and accurate records concerning the Active Ingredient Cost. Such records shall be kept in accordance with GAAP applied on a consistent basis. If Manufacturer or Principal shall invoke Section 4.03, then Principal shall, at Manufacturer's request and expense, make such records available for examination by independent certified public accountants or auditors designated by Manufacturer and approved by Principal, which approval shall not be unreasonably withheld or delayed; provided, that Manufacturer shall only have access to such records of Principal in connection with the invocation of the provisions of Section 4.03.

      Section 6.02. Inspections by Governmental or Regulatory Agencies. Manufacturer shall promptly give Principal advance notice, to the extent that advance notice is given to Manufacturer, of any site visit to the Manufacturing Facility by any Governmental Authority the purpose of which is to inspect the manufacture, storage, disposal or transportation of the Product in accordance with the terms and conditions of the Quality Assurance Agreement.


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                                   ARTICLE VII
               ADDITIONAL COVENANTS AND AGREEMENTS OF THE PARTIES

      Section 7.01. Confidentiality.

            (a) Pursuant to the terms of this Agreement, each party (in such capacity, the "Disclosing Party"), has disclosed and will be disclosing to the other parties and/or their Affiliates or representatives (in such capacity, the "Receiving Party"), certain Confidential Information of the Disclosing Party. The Receiving Party shall make no use of such Confidential Information except in the exercise of its rights and the performance of its obligations set forth in this Agreement. The Receiving Party shall use the same efforts to keep secret, and prevent the disclosure to third parties of, Confidential Information of the Disclosing Party as it would use with respect to its own Confidential Information. Confidential Information disclosed by the Disclosing Party shall remain the sole and absolute property of the Disclosing Party, subject to the rights granted herein. The above restrictions on the use and disclosure of Confidential Information shall not apply to any information which (i) is already known to the Receiving Party at the time of disclosure by the Disclosing Party, as demonstrated by competent proof, (ii) is or becomes generally available to the public other than through any act or omission of the Receiving Party in breach of this Agreement, (iii) is acquired by the Receiving Party from a third party who is not, directly or indirectly, under an obligation of confidentiality to the Disclosing Party with respect to same, or (iv) is developed independently by the Receiving Party without use, direct or indirect, of information that is required to be held confidential hereunder.

            (b) In the event the Receiving Party is required (i) by Applicable Law to disclose Confidential Information of the Disclosing Party to any Regulatory Authorities to obtain Regulatory Approval for the Product or to comply with the requirement of any Regulatory Authority, (ii) to disclose Confidential Information of the Disclosing Party to respond to an inquiry of a Regulatory Authority or Governmental Authority concerning the Product, or (iii) to disclose Confidential Information of the Disclosing Party in a judicial, administrative or arbitration proceeding to enforce such party's rights under this Agreement, it may do so only if it (A) provides the Disclosing Party with as much advance written notice as possible of the required disclosure, (B) cooperates with the Disclosing Party in any attempt to prevent or limit the disclosure, and (C) limits disclosure, if any, to the specific purpose at issue.

            (c) Notwithstanding the provisions of this Section 7.01:

                  (i) Principal shall be permitted to disclose to its distributors, wholesalers and other direct customers such Confidential Information relating to the Product as Principal shall reasonably determine to be necessary or useful in order to effectively market and distribute the Product;

                  (ii) Manufacturer shall be permitted to disclose such Confidential Information relating to the Product as Manufacturer shall reasonably determine to be necessary or useful in order to effectively perform its obligations under this Agreement;


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                  (iii) Manufacturer shall be permitted to disclose such
      Confidential Information relating to the Product as it shall reasonably determine to be necessary or useful in order to pursue or obtain any regulatory approvals in respect of any other transdermal drug delivery products;

                  (iv) each of Manufacturer and Principal shall be permitted to disclose to a Regulatory Authority such Confidential Information relating to the Product as it shall reasonably determine (but only after consulting with the other parties to the extent practicable) to be necessary to comply with the provisions of Applicable Law; and

                  (v) nothing in this Section 7.01 shall be interpreted to limit the ability of either Manufacturer or Principal to disclose its own Confidential Information to the other parties or any other Person on such terms and subject to such conditions as it deems advisable or appropriate;

provided, however, that in each such case any third party recipients of any Confidential Information (other than a Regulatory Authority or other Governmental Authority) undertake substantially the same confidentiality obligation as the parties hereunder with respect to such Confidential Information.

            (d) Each of Manufacturer and Principal acknowledge and agree that the terms and conditions of this Agreement shall be considered Confidential Information of each party and shall be treated accordingly. Notwithstanding the foregoing, Principal acknowledges and agrees that Manufacturer may be required to disclose some or all of the information included in this Agreement in order to comply with its obligations under the Securities Laws, and hereby consents to such disclosure to the extent deemed advisable or appropriate by counsel to Manufacturer (but only after consulting with Principal to the extent practicable).

            (e) Each party specifically recognizes that any breach by it of this
Section 7.01 may cause irreparable injury to the other parties and that actual damages may be difficult to ascertain, and in any event, may be inadequate. Accordingly (and without limiting the availability of legal or equitable, including injunctive, remedies under any other provisions of this Agreement), each party agrees that in the event of any such breach, notwithstanding the provisions of Section 11.02 or Article IX hereof, the other parties shall be entitled to seek, by way of private litigation in the first instance, injunctive relief and such other legal and equitable remedies as may be available.

      Section 7.02. Safety. Manufacturer shall comply with all applicable health and safety regulations, policies and procedures relating to the manufacture and packaging of the Product, including the transmission by Manufacturer to its employees of health and safety information relating to the Product, its manufacture, storage, disposal and transportation.

      Section 7.03. Product Recall. Product recalls shall be conducted in accordance with the terms of the Quality Assurance Agreement. Each of Manufacturer and Principal shall make a permanent, complete and accurate record of all costs incurred by its connection with any Product recall, a copy of which shall be delivered to the other as soon after the completion of such recall


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or seizure as practically may be done. If the cause of or reason for said recall or seizure arises from or is attributable to Manufacturer's negligence or breach of this Agreement, Manufacturer shall reimburse Principal for all reasonable costs incurred by Principal in effecting such recall or seizure. If the cause of or reason for said recall or seizure is directly attributable to the negligence of, or breach of this Agreement by, Principal, Principal shall reimburse Manufacturer for all reasonable costs incurred by Manufacturer at Principal's request in effecting such recall or seizure. If Manufacturer and Principal cannot agree which party is at fault, then an independent technical expert, acceptable to both, will be designated to make the determination. The so designated technical expert shall not be an employee, consultant, officer, director or shareholder of or otherwise associated with any party or an Affiliate of any party. The technical expert's determination shall be, in the absence of fraud or manifest error, binding and conclusive upon the parties.

      Section 7.04. Insurance. Throughout the Term, each of Manufacturer and Principal shall maintain commercial liability insurance, including blanket commercial liability insurance covering the obligation of that party under this Agreement through the term of this Agreement and for five years thereafter, which insurance shall afford limits of not less than *** per occurrence, (and in the aggregate only with respect to personal injury liability) for bodily injury liability, products liability, property damage liability, contractual liability and completed operations liability with an insurance carrier qualified to do business in the United States. Each of Manufacturer and Principal shall promptly furnish to the other evidence of the maintenance of the insurance required hereunder and shall name the other as an "additional insured" under a broad form vendor's endorsement to such insurance policy. In case any such policies are written on a "claims made" basis, such policies shall remain in effect for a period of five years following the expiration or earlier termination of this Agreement. Notwithstanding the foregoing, the obligation of each of Manufacturer and Principal to obtain insurance in accordance with this Section 7.04 is subject to the availability of such insurance from nationally recognized carriers at reasonable rates and on reasonable terms and conditions, which reasonableness shall be determined in the judgment of each party, respectively, in accordance with such party's past practices in the ordinary course of business. In the event either party shall be unable to obtain insurance as contemplated by this Section 7.04, such party shall notify the other party as soon as practicable and shall have the right to self-insure such coverage; provided that any party opting to so self-insure shall provide to the other party reasonable information regarding its self-insurance program.

      Section 7.05. Ultimate Use of Product. Manufacturer and Principal acknowledge and agree that Manufacturer has no control over the ultimate use of the Product and Manufacturer shall have no liability in connection with any such use, provided, that such liability does not result from Manufacturer's negligence or breach of the terms of this Agreement.

      Section 7.06. Intellectual Property Matters. Manufacturer and Principal acknowledge and agree that all matters governing the ownership, license, and rights, title and interest in and to the Technology and any other Intellectual Property associated with the Product, including any improvements, inventions, discoveries or other future developments related thereto, shall be governed by the terms and conditions of the License Agreement.


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      Section 7.07. No Debarred Persons. Each of Manufacturer and Principal
covenants and agrees that it has not and will not use in any capacity the services of any Person debarred under subsections (a) or (b) of Section 306 of the FDC Act in connection with its performance of this Agreement.

      Section 7.08. Labeling. All labeling and artwork approved, designated or supplied by Principal shall be in compliance with all Applicable Laws and Regulatory Standards. Compliance with all federal, state and local laws shall be the sole responsibility of Principal, provided that Manufacturer shall process such packaging and labeling in accordance with the Specifications and all applicable Regulatory Standards, including the GMPs.

      Section 7.09. Second Source Arrangements.

            (a) For a period commencing on the Closing Date and expiring ***, Manufacturer and Principal shall consult in good faith with a view toward determining whether they are able to reach an agreement upon terms and conditions on which Manufacturer shall establish a second site of Manufacturer for purposes of the Manufacture of the Product.

            (b) In the event that, by ***, Manufacturer and Principal are unable to reach agreement upon the terms and conditions on which Manufacturer shall establish a second site of Manufacturer for purposes of the Manufacture of the Product, Principal shall be entitled to take steps to qualify a third-party second source supplier of the Product (the "Alternative Supplier"), which Alternative Supplier shall be subject to approval of Manufacturer, which approval shall not be unreasonably withheld or delayed. All costs and expenses, including out-of-pocket expenses incurred by Manufacturer, associated with qualifying an Alternative Supplier shall be borne by Principal.

            (c) Upon the written request of Principal, in the event Principal seeks to qualify an Alternative Supplier pursuant to Section 7.09(b), Manufacturer shall provide reasonable assistance to such Alternative Supplier and access to such of its Confidential Information and Technology as may be reasonably necessary for the Alternative Supplier to Manufacture the Product for sale to Principal.

      Section 7.10. Active Ingredient Supply Arrangement. ***.

                                  ARTICLE VIII
                   REPRESENTATIONS AND WARRANTIES OF PRINCIPAL

      Section 8.01. Representations and Warranties of Principal. Principal represents and warrants to Manufacturer as of the Effective Date that:

            (a) Organization. Principal is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. As of the Closing Date, Principal will be duly qualified to do business in each jurisdiction where the character of its business (after giving effect to the Contemplated Transactions) make such qualifications necessary to carry on its business.


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            (b) Power, Authority and Enforceability. Principal has full corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated herein. This Agreement has been or shall be duly executed and delivered by duly authorized signatories of Principal. This Agreement constitutes a valid and binding obligation of Principal, enforceable against Principal in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally.

            (c) No Violation. Neither the execution and delivery of this Agreement nor the consummation by Principal of the transactions contemplated hereby, will (i) conflict with or result in a breach of any of the terms, conditions or provisions of Principal's certificate of incorporation or other governing or charter document, or of any statute or administrative regulation, or, to the best of its knowledge, of any order, writ, injunction, judgment or decree of any court or governmental authority or of any arbitration award or any agreement binding upon Principal or its assets, or (ii) to the best of its knowledge, contravene or conflict with, or constitute a violation of, any provisions of any Applicable Law binding upon Principal.

            (d) No Default. Principal is not a party to any unexpired, undischarged or unsatisfied written or oral contract, agreement, indenture, mortgage, debenture, note or other instrument under the terms of which performance by Principal according to the terms of this Agreement will be a default, or whereby timely performance by Principal according to the terms of this Agreement may be prohibited, prevented or delayed.

                                   ARTICLE IX
                                 INDEMNIFICATION

      Section 9.01. Indemnification. In order to distribute between themselves the responsibility for claims arising out of this Agreement, and except as otherwise specifically provided for herein, from and after the Effective Date, the Manufacturer and Principal shall indemnify each other as provided in this
Section 9.01.

            (a) Indemnification Obligations of Principal. From and after the Effective Date, Principal shall defend, indemnify and hold Manufacturer, its Affiliates and each of their respective officers, directors, agents, employees and shareholders (collectively, "Manufacturer Indemnitees"), harmless from and against any and all Damages which Manufacturer Indemnitees may incur or suffer, or with which any of them may be faced arising out of:

                  (i) the storage, handling, use, marketing, advertising, promotion, distribution or sale of the Product by Principal and/or its Affiliates, sublicensees, distributors or agents in the Territory and the conduct of the Business by Principal and/or its Affiliates, sublicensees, distributors or agents in the Territory, including (A) liabilities for product liability and returned goods, (B) liabilities in respect of product warranty obligations or services and any returned Product sold,
      (C) governmental and nongovernmental chargebacks, rebates or discounts with respect to the Product, and (D)


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      liabilities relating to errors and omissions or claims of design and other defects with respect to any Product sold, including any clinical and non-clinical trials;

                  (ii) the breach by Principal of or any of its Affiliates sublicensees, distributors or agents of this Agreement including any material breach by Principal of, or material failure by Principal to comply with, any of its covenants or obligations pursuant to this Agreement;

                  (iii) the enforcement by Manufacturer Indemnitees of their rights under this Section 9.01(a);

                  (iv) any negligence or willful misconduct by Principal under this Agreement or by Principal or its Affiliates in the conduct of the Business or in connection with the Product or the Technology;

                  (v) Principal's material violation of any Applicable Law; and

                  (vi) any bodily injury, illness or death of any person caused or alleged to be caused by the use, distribution or sale of the Product (except to the extent any such bodily injury, illness or death shall be the result of a breach by Manufacturer of its covenants and obligations set forth in Section 5.01);

provided, however, that, in each such case, Principal shall not be liable hereunder to the extent such Damages arise from misconduct or negligence of, or a violation of any Applicable Law by, Manufacturer, its Affiliates, agents, employees, or contractors, or from the breach by Manufacturer of the provisions of any of the Transaction Documents.

            (b) Indemnification Obligations of Manufacturer. From and after the Effective Date, Manufacturer shall defend, indemnify and hold Principal, its Affiliates and each of their respective officers, directors, agents, employees, shareholders or members (collectively, "Principal Indemnitees") harmless from and against any and all Damages which Principal Indemnitees may incur or suffer, or with which any of them may be faced arising out of:

                  (i) the breach by Manufacturer of this Agreement including any material breach by Manufacturer of, or material failure by Manufacturer to comply with, any of its covenants or obligations pursuant to this Agreement;

                  (ii) the enforcement by Principal Indemnitees of their rights under this Section 9.01(b);

                  (iii) any negligence or willful misconduct by Manufacturer under this Agreement or by Manufacturer or its Affiliates in the conduct of the Business or in connection with the Product or the Technology;

                  (iv) Manufacturer's material violation of any Applicable Law; and


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                  (v) any bodily injury, illness or death of any person to the extent any such bodily injury, illness or death shall be the result of a breach by Manufacturer of its covenants and obligations set forth in
      Section 5.01;

provided, however, that, in each such case, Manufacturer shall not be liable hereunder to the extent such Damages arise from misconduct or negligence of, or a violation of any Applicable Law by, Principal, its Affiliates, agents, employees, or contractors, or from the breach by Principal of the provisions of any of the Transaction Documents.

            (c) Procedure. If any Proceeding arises as to which a right of indemnification provided in this Article IX applies, the Person seeking indemnification (the "Indemnified Party"), shall within 20 days notify the party obligated under this Article IX to indemnify the Indemnified Party (the "Indemnifying Party"), thereof in writing, except to the extent that such failure to notify within 20 days does not prejudice the Indemnifying Party's ability to defend or contest any such Proceeding, and allow the Indemnifying Party and its insurers the opportunity to assume direction and control of the defense against such Proceeding, at its sole expense, including the settlement thereof at the sole option of the Indemnifying Party or its insurers; provided, however, that the Indemnifying Party may not enter into any compromise or settlement without the prior written consent of the Indemnified Party unless such compromise or settlement includes as an unconditional term thereof the giving by each plaintiff or claimant to the Indemnified Party of a release from all liability in respect of such claim and only if such compromise or settlement does not include any admission of legal wrongdoing on the part of the Indemnified Party. The Indemnified Party shall fully cooperate with the Indemnifying Party and its insurer in the disposition of any such matter and the Indemnified Party will have the right and option to participate in (but not control) the defense of any Proceeding as to which this Article IX applies, with separate counsel at its election and cost. If the Indemnifying Party fails or declines to assume the defense of any Proceeding within 30 days after notice thereof, the Indemnified Party may assume the defense thereof for the account and at the risk of the Indemnifying Party. The Indemnifying Party shall pay promptly to the Indemnified Party any Damages to which the indemnity under this
Article IX applies, as incurred.

      Section 9.02. Certain Limitations.

            (a) Except as otherwise provided in Section 7.01(d), the sole and exclusive remedy with respect to any breach of any representation, warranty, covenant or agreement contained herein and for the other matters described in Sections 9.01(a) and 9.01(b) (other than (i) with respect to a breach of the terms of a covenant or agreement, as to which Principal or Manufacturer, as the case may be, also shall be entitled to seek specific performance or other equitable relief and (ii) with respect to claims for fraud) shall be a claim for Damages (whether by contract, in tort or otherwise, and whether in law, in equity or both) made pursuant to this Article IX. No party shall be entitled to recover any punitive, incidental or consequential damages whatsoever under this
Article IX except to the extent any such punitive, incidental or consequential damages shall be payable to a third party.

            (b) Notwithstanding anything to the contrary contained herein, although a party may be entitled to make a claim for indemnification pursuant to more than one section of


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this Article IX, a party shall not be entitled to recover indemnification for the same claim under more than one section of this Article IX.

                                    ARTICLE X
                              TERM AND TERMINATION

      Section 10.01. Term. This Agreement shall continue in full force and effect until the earlier of (a) the termination of the License Agreement, or (b) termination of this Agreement in accordance with Section 10.02 or Section 10.03 (the Effective Date until such termination, the "Term").

      Section 10.02. Certain Termination Events.

            (a) Manufacturer shall have the right to terminate this Agreement upon *** written notice at any time during the Term (i) as to any permitted assignee or delegatee of Principal (other than an Affiliate of Principal) pursuant to Section 11.04, and (ii) as to any permitted sublicensee of Principal under the License Agreement (other than an Affiliate of Principal); provided, that (A) in either case, such assignee, delegatee or sublicensee shall have the right to have a third party manufacture on its behalf its requirements of the Product in accordance with the terms and conditions of this Agreement and ***. Notwithstanding the foregoing, nothing in this Section 10.02(a) shall limit the right of Manufacturer to terminate this Agreement pursuant to Section 10.03 or any other provision of this Article X.

            (b) Except as otherwise contemplated by Sections 3.06, 3.07, 3.09 and 10.02(c), either Manufacturer or Principal shall have the right to terminate this Agreement if the other commits any continuing or material breach of any of the provisions of this Agreement and (in the case of a breach which is capable of remedy) fails to remedy the same within 60 days after receipt of written notice giving full particulars of the breach and requiring it to be so remedied; provided, that neither Manufacturer nor Principal may terminate this Agreement if the other's breach cannot reasonably be cured within 60 days so long as such breaching party commences efforts to cure within such 60-day period and thereafter diligently pursues the same through completion.

            (c) In the event that at any time during the Term Manufacturer shall, during any period of six consecutive months, fail to supply *** of the aggregate number of units of the Product (which number of units shall be determined with reference to the number of units estimated to be yielded by each Batch ordered by Principal as reflected in Exhibit A) ordered pursuant to Purchase Orders properly submitted by Principal during such period (other than (w) by reason of a circumstance contemplated by Section 11.14, (x) by reason of an Excused Vendor Default, (y) by reason of the fault of Principal, or (z) in connection with a delivery accepted by Principal pursuant to Section 3.07(a)), Principal shall have the right to:

                  (i) have a third party manufacture on its behalf that portion of Principal's requirements of the Product which Manufacturer is not able to supply;

                  (ii) terminate this Agreement; or


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                  (iii) withdraw any Purchase Orders submitted pursuant to
      Section 3.03;

provided, that in the event Principal shall elect to terminate this Agreement pursuant to clause (ii) or withdraw any Purchase Orders pursuant to clause (iii) of this Section 10.02(c), Principal shall, to the extent requested by Manufacturer, purchase from Manufacturer at Manufacturer's cost all Materials purchased by Manufacturer for the Manufacture and delivery of the Product to Principal.

            (d) Either Manufacturer or Principal may terminate this Agreement with immediate effect with respect to any Product that is permanently and completely withdrawn from the market in the Territory for serious adverse health or safety reasons.

            (e) Either Manufacturer or Principal may terminate this Agreement with immediate effect in the event a Force Majeure Event as to the other shall exist and be continuing for a period of 180 consecutive days. Principal may terminate this Agreement with immediate effect in the event an Excused Vendor Default shall exist and be continuing for a period of 180 consecutive days.

      Section 10.03. Optional Termination by Manufacturer.

            (a) In the event that Manufacturer and Principal reach an agreement under Section 7.09(a) pursuant to which Manufacturer establishes a second site of Manufacturer for purposes of manufacturing the Product, Manufacturer shall be entitled at its option and as a matter of right, to terminate this Agreement
***.

            (b) In the event that Manufacturer and Principal do not reach an agreement under Section 7.09(a) pursuant to which Manufacturer establishes a second site of Manufacturer for purposes of manufacturing the Product, Manufacturer shall be entitled, at its option and as a matter of right, to terminate this Agreement ***.

      Section 10.04. Obligations on Termination. Within 30 days of any expiration or termination of this Agreement, (a) Principal shall cease to use and shall deliver to Manufacturer, upon written request, all Confidential Information of Manufacturer, except for any documents or records that Principal is required to retain by Applicable Law, and (b) Manufacturer shall cease to use and shall deliver to Principal, upon written request, all Confidential Information of Principal except for any documents or records that Manufacturer is required to retain by Applicable Law. Additionally, upon termination, Manufacturer shall, at Principal's option, provide such support as may be reasonably necessary to transfer in a timely manner the Manufacture of the Product to a third party.

      Section 10.05. Effect of Termination. Upon termination, this Agreement shall forthwith become void and of no further force or effect, except for the following provisions, which shall remain in full force and effect: (a) Section
7.01 (Confidentiality), (b) this Section 10.05, (c) Section 11.10 (Governing
Law), (d) Section 11.12 (Entire Agreement), and (e) Section 11.13 (Expenses). The rights and remedies provided in this Article X shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law. Any termination of this


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Agreement shall not affect (i) any right or claim hereunder that arises prior to such termination, which claims and rights shall survive any such termination, or
(ii) except as set forth in the License Agreement, any of the rights or obligations of either Manufacturer or Principal under the License Agreement or the Transaction Agreement.

      Section 10.06. Anticipatory Breach.

            (a) ***.

            (b) ***.

            (c) ***.

            (d) ***.

            (e) ***.

                                   ARTICLE XI
                                  MISCELLANEOUS

      Section 11.01. Notices. All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be delivered personally or sent by facsimile transmission, air courier or registered or certified mail, return receipt requested, addressed as follows:

                  if to Manufacturer:

                           Noven Pharmaceuticals, Inc.
                           11960 S.W. 144th Street
                           Miami, Florida  33186
                           Attention:  CEO & General Counsel
                           Telecopy:  305-964-3340

                  with copies (which shall not constitute notice) to:

                           King & Spalding LLP
                           1730 Pennsylvania Avenue, N.W.
                           Washington, D.C.  20006
                           Attention:  Glenn C. Campbell
                           Telecopy:  202-626-3737

                  if to Principal:

                           Shire Pharmaceuticals Ireland Limited
                           Pharmapark
                           Chapelizod


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                           Dublin 20
                           Ireland
                           Attention:  General Counsel
                           Telecopy:  011-353-1623-7469

                  with copies (which shall not constitute notice) to:

                           Shire Pharmaceuticals Group plc
                           Hampshire International Business Park
                           Chineham
                           Basingstoke
                           Hampshire  RG24 8EP
                           United Kingdom
                           Attention:  Group General Counsel
                           Telecopy:  011-44-1256-894710

                  and to:

                           Ulmer & Berne LLP
                           600 Vine Street, Suite 2800
                           Cincinnati, Ohio 45202
                           Attention:  Scott P. Kadish
                           Telecopy:  513-762-6245

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such communication shall be deemed to have been delivered (a) when delivered, if delivered personally, (b) when sent (with written confirmation received), if sent by facsimile transmission on a Business Day, (c) on the first Business Day after dispatch (with written confirmation received), if sent by facsimile transmission on a day other than a Business Day, (d) on the second Business Day after dispatch, if sent by air courier, and (e) on the fifth Business Day after mailing, if sent by mail.

      Section 11.02. Disputes. In the event of any controversy or claim arising out of, relating to or in connection with any provision of this Agreement, or the rights or obligations of the parties hereunder, the parties shall try to settle their differences amicably between themselves. Any party may initiate such informal dispute resolution by sending written notice of the dispute to the other parties, and within 10 days after such notice, appropriate representatives of the parties shall meet for attempted resolution by good faith negotiations. If such representatives are unable to resolve promptly such disputed matter, it shall be referred to the presidents of Manufacturer and Principal, or their respective designees, for discussion and resolution. If such personnel are unable to resolve such dispute within 30 days of initiating such negotiations, the parties agree first to try in good faith to settle the dispute by mediation in Washington, D.C. under the Commercial Mediation Rules of the American Arbitration Association. If following any such mediation the parties still have not been able to resolve any such dispute, the parties agree to submit the dispute to final and binding arbitration before a single arbitrator in


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Washington, D.C. under the Commercial Arbitration Rules of the American
Arbitration Association. The parties agree that a judgment may be entered on the arbitrator's award in any court of competent jurisdiction. The arbitrator in reviewing any claim under this Agreement shall have the exclusive authority to determine any issues as to the arbitrability of any such claim or related disputes under this Agreement. In reaching a decision, the arbitrator shall interpret, apply and be bound by this Agreement and by Applicable Law. The arbitrator shall have no authority to add to, detract from or modify this Agreement or any Applicable Law in any respect. The arbitrator may not grant any remedy or relief that a court of competent jurisdiction could not grant, nor any relief or remedy greater than that sought by the parties, nor any punitive, incidental or consequential damages, except to the extent any such punitive, incidental or consequential damages shall be payable to a third party. Any up-front costs of the arbitrator shall be borne equally by the parties; provided, however, that the non-prevailing party in any such arbitration shall pay, and to the extent applicable reimburse the prevailing party for, the costs and expenses of the arbitrator, including costs and expenses payable to the American Arbitration Association and to the arbitrator; and provided further, that in the event each party prevails as to certain claims in connection with any such arbitration, the fees of the arbitrator shall be paid and/or reimbursed in accordance with the decision of the arbitrator. Each party shall bear its own costs incurred in connection with attorneys' fees and related expenses. Notwithstanding the foregoing provisions of this Section 11.02, nothing in this Agreement shall limit or in any way restrict the ability of any party to seek injunctive or other equitable relief in a court or other judicial body.

      Section 11.03. Independent Contractors. In making and performing this Agreement, the parties are acting and shall act as independent contractors. Nothing in this Agreement shall be deemed to create an agency, joint venture or partnership relationship between the parties hereto. No party shall have the authority to obligate another party in any respect, and no party shall hold itself out as having any such authority. All personnel of Manufacturer shall be solely employees of Manufacturer and shall not represent themselves as employees of Principal. All personnel of Principal shall be solely employees of Principal and shall not represent themselves as employees of Manufacturer.

      Section 11.04. Assignment. Prior to the date on which Shire has paid Manufacturer the full amount of the Milestone Payments, Principal shall not have the right to assign this Agreement or delegate any of its rights, interests, duties or obligations hereunder. On and after the date Shire has paid Manufacturer the full amount of the Milestone Payments, Principal shall have the right to assign this Agreement or delegate any of its rights, interests, duties or obligations; provided, that (a) Principal shall give written notice of such assignment or delegation to Manufacturer, and (b) the assignee or delegatee shall confirm in writing to and for the benefit of Manufacturer that it will comply with the covenants and agreements of Principal hereunder. Manufacturer shall not have the right to assign this Agreement or delegate any of its rights, interests duties or obligations hereunder without the prior written consent of Principal, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, at any time during the term of this Agreement either party may assign this Agreement to any of its Affiliates without the prior written consent of the other parties; provided, that no such assignment of this Agreement shall relieve the assignor of any of its obligations or liabilities under this Agreement. Notwithstanding the foregoing, any party may assign this Agreement without the other parties' prior written consent in connection with the transfer or sale of all or substantially all of its assets


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or business or its merger or consolidation with another Person upon written notice to the other parties. Any attempted assignment in violation of this
Section 11.04 shall be void.

      Section 11.05. Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties hereto and their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

      Section 11.06. Amendments. This Agreement shall not be modified, amended or supplemented except pursuant to an instrument in writing executed and delivered on behalf of each of the parties hereto.

      Section 11.07. No Waiver. The failure in any one or more instances of a party to insist upon performance of any of the terms, covenants or conditions of this Agreement, to exercise any right or privilege conferred in this Agreement, or the waiver by said party of any breach of any of the terms, covenants or conditions of this Agreement, shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

      Section 11.08. Counterparts. This Agreement shall become binding when any one or more counterparts hereof, individually or taken together, shall bear the signatures of each of the parties hereto. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against the party whose signature appears thereon, but all of which taken together shall constitute but one and the same instrument. Each party may execute this Agreement on a facsimile of the Agreement. In addition, facsimile signatures of authorized signatories of any party shall be valid and binding and delivery of a facsimile signature by any party shall constitute due execution and delivery of this Agreement.

      Section 11.09. Interpretation. The article and section headings contained in this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement. As used in this Agreement, any reference to the masculine, feminine or neuter gender shall include all genders, the plural shall include the singular, and singular shall include the plural. Unless the context otherwise requires, the term "party" when used herein means a party hereto. References herein to a party or other Person include their respective successors and assigns. The words "include," "includes" and "including" when used herein shall be deemed to be followed by the phrase "without limitation" unless such phrase otherwise appears. Unless the context otherwise requires, references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement. Unless the context otherwise requires, the words "hereof," "hereby" and "herein" and words of similar meaning when used in this Agreement refer to this Agreement in its entirety and not to any particular Article, Section or provision hereof. With regard to each and every term and condition of this Agreement, the parties understand and agree that the same have or has been mutually negotiated, prepared and drafted, and that if at any time


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the parties desire or are required to interpret or construe any such term or condition or any agreement or instrument subject thereto, no consideration shall be given to the issue of which party actually prepared, drafted or requested any term or condition of this Agreement.

      Section 11.10. Governing Law. This Agreement and any claims, disputes or causes of action relating to or arising out of this Agreement shall be construed in accordance with and governed by the substantive laws of the State of Delaware, without giving effect to the conflict of laws principles thereof.

      Section 11.11. Unenforceability. If any provisions of this Agreement are determined to be invalid or unenforceable in any jurisdiction, such provisions shall be ineffective to the extent of such invalidity or unenforceability in such jurisdiction, without rendering invalid or unenforceable the remaining provisions hereof or affecting the validity or enforceability of any of such provisions of this Agreement in any other jurisdiction. The parties will use their best efforts to substitute the invalid or unenforceable provision with a valid and enforceable one which conforms, as nearly as possible, with the original intent of the parties.

      Section 11.12. Entire Agreement.

            (a) This Agreement, together with the other Transaction Documents, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, commitments, arrangements, negotiations or understandings, whether oral or written, between the parties hereto and their respective Affiliates with respect thereto. There are no agreements, covenants or undertakings with respect to the subject matter of this Agreement other than those expressly set forth or referred to herein and no representations or warranties of any kind or nature whatsoever, express or implied, are made or shall be deemed to be made herein by the parties hereto, except those expressly made in this Agreement and the other Transaction Documents.

            (b) THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT NO REPRESENTATION, WARRANTY, PROMISE, INDUCEMENT, UNDERSTANDING, COVENANT OR AGREEMENT HAS BEEN MADE OR RELIED UPON BY ANY PARTY HERETO OTHER THAN THOSE EXPRESSLY SET FORTH IN THE TRANSACTION DOCUMENTS. WITHOUT LIMITING THE GENERALITY OF THE DISCLAIMER SET FORTH IN THE PRECEDING SENTENCE, (I) NEITHER MANUFACTURER NOR ANY OF ITS AFFILIATES HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATIONS OR WARRANTIES, IN ANY PRESENTATION OR WRITTEN INFORMATION RELATING TO THE BUSINESS OR THE PRODUCT GIVEN OR TO BE GIVEN IN CONNECTION WITH THE CONTEMPLATED TRANSACTIONS, IN ANY FILING MADE OR TO BE MADE BY OR ON BEHALF OF MANUFACTURER OR ANY OF ITS AFFILIATES WITH ANY GOVERNMENTAL AUTHORITY, AND NO STATEMENT MADE IN ANY SUCH PRESENTATION OR WRITTEN MATERIALS, MADE IN ANY SUCH FILING OR CONTAINED IN ANY SUCH OTHER INFORMATION SHALL BE DEEMED A REPRESENTATION OR WARRANTY HEREUNDER OR OTHERWISE, AND (II) MANUFACTURER EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTIES, INCLUDING WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE AND


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WARRANTIES OF MERCHANTABILITY. PRINCIPAL ACKNOWLEDGES THAT MANUFACTURER HAS
INFORMED IT THAT NO PERSON HAS BEEN AUTHORIZED BY MANUFACTURER OR ANY OF ITS AFFILIATES TO MAKE ANY REPRESENTATION OR WARRANTY IN RESPECT OF THE BUSINESS OR THE PRODUCT OR IN CONNECTION WITH THE CONTEMPLATED TRANSACTIONS, UNLESS IN WRITING AND CONTAINED IN THIS AGREEMENT OR IN ANY OF THE TRANSACTION DOCUMENTS TO WHICH THEY ARE A PARTY.

      Section 11.13. Expenses. Except as expressly set forth herein, each party hereto shall bear all fees and expenses incurred by such party in connection with, relating to or arising out of the execution, delivery and performance of this Agreement and the consummation of the Contemplated Transactions, including attorneys', accountants' and other professional fees and expenses.

      Section 11.14. Force Majeure. If the performance of this Agreement or any obligation hereunder (except the payment of money) by any party is prevented or hindered, by reason of any cause beyond the reasonable control of the affected party, including fire, flood, riot, war, explosions, acts of God (including hurricanes and tropical storms), acts of a public enemy, labor disturbances, any governmental action (a "Force Majeure Event") or the inability of Manufacturer to obtain sufficient Materials to perform under this Agreement by reason of an Excused Vendor Default, the party so affected, upon notice to the other parties, shall be excused from such performance, provided that the party so affected shall use diligent effort to avoid or remove such cause or causes of non-performance and shall continue to perform hereunder with the utmost dispatch whenever such cause or causes are removed.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of date first above written.

                                                   NOVEN PHARMACEUTICALS, INC.


                                                   By:
                                                      --------------------------
                                                       Name:
                                                       Title:



                                                   SHIRE PHARMACEUTICALS IRELAND
                                                   LIMITED


                                                   By:
                                                      --------------------------
                                                      Name:
                                                      Title:


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